____________________________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

☑ Filed by the registrant

 ☐ Filed by a party other than the registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

JACK IN THE BOX INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

____________________________________________________________________________________________________________

January 21, 2026
Dear Fellow Shareholder:
We invite you to attend the Jack in the Box Inc. 2026 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on February 27, 2026, at 8:30 a.m. Pacific Time. The Annual Meeting will be a completely “virtual meeting” of shareholders to be held at www.cesonlineservices.com/jack26_vm. To participate in the Annual Meeting, you will need to pre-register at www.cesonlineservices.com/jack26_vm by 8:30 a.m. Pacific Time on February 26, 2026.
In the following pages, you will find the Notice of Annual Meeting of Shareholders as well as a Proxy Statement describing the business to be conducted at the meeting. We have also enclosed a copy of our Annual Report on Form 10-K for the fiscal year ended September 28, 2025, for your information. You will also receive a WHITE proxy card or WHITE voting instruction form, through which your vote is being solicited on behalf of the Company's Board of Directors (the "Board").
Your vote will be especially important at the Annual Meeting. As you may be aware, Biglari Capital Corp. (collectively with the participants identified on its preliminary proxy statement, filed as “PREC 14A” with the SEC on December 23, 2025, including Sardar Biglari, the “Biglari Group”) has threatened to engage in a “withhold campaign” against one or more directors of the Company at the Annual Meeting. You may receive solicitation materials from the Biglari Group, including proxy statements and gold proxy cards. The Board recommends that you simply disregard any materials sent to you by, or on behalf of, the Biglari Group. We are not responsible for the accuracy or completeness of any information provided by, or relating to, the Biglari Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Biglari Group or any statements that the Biglari Group or its representatives have made or may otherwise make.
THE BOARD URGES YOU TO VOTE “FOR” ALL OF THE COMPANY'S NOMINEES LISTED ON THE WHITE PROXY CARD OR WHITE VOTING INSTRUCTION FORM.
To ensure that your shares are represented at the Annual Meeting, we urge you to submit your WHITE proxy today, even if you plan on later attending the Annual Meeting. Please mark, sign, date the enclosed WHITE proxy card, and return it promptly in the postage-paid envelope provided. We also offer shareholders the opportunity to vote their shares over the Internet or by telephone. Please see the Proxy Statement and the enclosed WHITE proxy card for details about voting. If you hold your shares through an account with a broker, bank, or other financial institution, please follow the instructions you receive from them to vote your shares.
Thank you for your continued support of Jack in the Box.
Sincerely,

Lance Tucker
Chief Executive Officer
Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on February 27, 2026, at 8:30 a.m. Pacific Time

The Jack in the Box Inc. Proxy Statement and Annual Report on Form 10-K
for the fiscal year ended September 28, 2025, are available electronically, free of charge, at the SEC's website,
https://www.edgar.sec.gov, and at
http://investors.jackinthebox.com

TABLE OF CONTENTS

	Page		Page
Notice of 2026 Annual Meeting of Shareholders	1	Compensation Discussion and Analysis	45
Proxy Summary	2	I. Executive Summary	45
		II. Compensation Principles and Objectives	50
Questions and Answers	10	III. Compensation Competitive Analysis	51
		IV. Elements of Compensation	52
Proxy Materials and Voting Information	10	V. Compensation Decision-Making Process	53
Annual Meeting Information	16	VI. Fiscal 2025 Compensation	54
Communications and Shareholder Proposals	17	VII. Additional Compensation Information	62
Miscellaneous	18	VIII. CEO Pay Ratio Disclosure	66

Background to the Solicitation	19	Compensation Committee Report	67

Proposal 1 — Election of Directors	22	Compensation Risk Analysis	68

Nominees for Director	22	Executive Compensation	69
Director Qualifications and Biographical Information	23
GreenWood Cooperation Agreement	30	Summary Compensation Table	69
		Grants of Plan-Based Awards	71
Corporate Governance	31	Outstanding Equity Awards at Fiscal Year-End 2024	73
		Option Exercises and Stock Vested in Fiscal 2024	74
Directors’ Independence	31	Retirement Plan Benefits	74
Board Meetings, Annual Meeting of Shareholders and Attendance	31	Non-Qualified Deferred Compensation	75
Determination of Current Board Leadership Structure	31	Potential Payments on Termination of Employment or Change in Control	76
The Board’s Role in Risk Oversight	32	Pay Versus Performance	80
The Board’s Role in Succession Planning	32
Committees of the Board	32	Security Ownership of Certain Beneficial Owners and Management	84
Committee Member Independence	34
Executive Sessions	34	Proposal 4 - Approval of Amendment to 2023 Omnibus Incentive Plan to Increase the Number of Shares Available for Issuance	86
Board Composition and Refreshment	34
Shareholder Recommendations and Board Nominations	35	Proposal 5 - Ratification of the Adoption by our Board of Directors of Our Stockholder Protection Rights Agreement	97
Code of Conduct	35
Compensation Committee Interlocks and Insider Participation	35	Other Information	101
Additional Corporate Governance Principles and Practices	36	Certain Relationships and Related Transactions
Corporate Responsibility	36	Appendix A — Reconciliation of Non-GAAP Measurements to GAAP Results	A-1
Director Compensation and Stock Ownership Requirements	37	Appendix B — 2023 Omnibus Incentive Plan	B-1
Report of the Audit Committee	40	Appendix C — 2023 Omnibus Incentive Plan Amendment	C-1
Independent Registered Public Accountants Fees and Services	41	Appendix D - Additional Information Regarding Participants in the Solicitation	D-1
Proposal 2 — Ratification of the Appointment of Independent Registered Public Accountants	42	Appendix E - Stockholder Protection Rights Agreement	E-1
Proposal 3 — Advisory Vote on Executive Compensation	43	Appendix F - Amendment to the Stockholder Protection Rights Agreement	F-1

JACK IN THE BOX INC.
9357 Spectrum Center Blvd
San Diego, California 92123

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on February 27, 2026, at 8:30 a.m. Pacific Time

The 2026 Annual Meeting of Shareholders of Jack in the Box Inc. will be held on February 27, 2026, at 8:30 a.m. Pacific Time. The Annual Meeting will be a completely “virtual meeting” of shareholders. You will be able to attend the Annual Meeting, and vote during the Annual Meeting via live webcast by visiting www.cesonlineservices.com/jack26_vm. To participate in the Annual Meeting, you will need to pre-register at www.cesonlineservices.com/jack26_vm by February 26, 2026, at 8:30 a.m. Pacific Time. The Annual Meeting will be held for the following purposes:
1.To elect ten directors, each to serve until the Company's next Annual Meeting of Shareholders and until their respective successors are elected and qualified;
2.To ratify the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending September 27, 2026;
3.To provide an advisory vote regarding the compensation of our named executive officers (“Say on Pay”) for the fiscal year ended September 28, 2025, as set forth in the Proxy Statement;
4.To approve an amendment to the Jack in the Box Inc. 2023 Omnibus Incentive Plan to increase the number of shares available for issuance;
5.To ratify the adoption by the Board of the Stockholder Protection Rights Agreement; and
6.To consider such other business as may properly come before the meeting and any adjournments or postponements thereof.
These matters are more fully described in the attached Proxy Statement, which is made a part of this notice.
Whether or not you plan to attend the Annual Meeting, to ensure your shares are represented, we urge you to vote your shares over the Internet, by telephone or by signing, dating, and returning the enclosed WHITE proxy card as promptly as possible in the envelope provided.
Our Board of Directors recommends a vote “FOR” ALL of the Company's nominees—Guillermo Diaz, Jr., David Goebel, Mark King, Madeleine Kleiner, Michael Murphy, James Myers, Enrique Ramirez, Alan Smolinisky, Lance Tucker and Vivien Yeung—and "FOR" each of proposals 2, 3, 4 and 5 on the WHITE proxy card. You are entitled to vote at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) only if you are a Jack in the Box Inc. shareholder as of the close of business on January 2, 2026, the record date for the Annual Meeting.

Your vote will be especially important at the Annual Meeting. As you may be aware, Biglari Capital Corp. (collectively with the participants identified on its preliminary proxy statement, filed as “PREC 14A” with the SEC on December 23, 2025, including Sardar Biglari, the “Biglari Group”) has threatened to engage in a “withhold campaign” against one or more directors of the Company at the Annual Meeting.
You may receive solicitation materials from the Biglari Group, including proxy statements and gold proxy cards. The Board recommends that you simply disregard any materials sent to you by, or on behalf of, the Biglari Group. We are not responsible for the accuracy or completeness of any information provided by, or relating to, the Biglari Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Biglari Group or any statements that the Biglari Group or its representatives have made or may otherwise make.

If you have previously submitted a proxy using the gold proxy card or gold voting instruction form sent to you by, or on behalf of, the Biglari Group, you have every right to change your vote by (i) voting a later dated WHITE proxy card or WHITE voting instruction form or (ii) if you are a shareholder of record or have a valid legal proxy, attending the Annual Meeting and voting your shares. Only your latest-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder, for any purpose relating to the Annual Meeting for a period of ten days prior to the Annual Meeting, during regular business hours at our principal offices located at 9357 Spectrum Center Blvd, San Diego, California 92123.

San Diego, California
January 21, 2026
By order of the Board of Directors,
Sarah Super
Executive Vice President, Chief Legal & Administrative Officer and Corporate Secretary

PROXY SUMMARY
This is a summary only and does not contain all of the information that you should consider in connection with this Proxy Statement. Please read the entire Proxy Statement carefully before voting.
Annual Meeting of Shareholders

• Time and Date	To be held virtually on February 27, 2026, at 8:30 a.m. Pacific Time
• Place	Webcast at www.cesonlineservices.com/jack26_vm. There is no physical location for the Annual Meeting. You may only attend the Annual Meeting virtually.
• Record date	January 2, 2026
• Voting	Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each of no more than ten (10) nominees and one vote with respect to each of the proposals
The Notice of Annual Meeting of Shareholders, Proxy Statement, the enclosed WHITE proxy card, and our Annual Report on Form 10-K for the fiscal year ended September 28, 2025, are first being sent or given to shareholders on or about January 21, 2026.
Voting Matters
____________________________________________________________________________________________________________

Shareholders are being asked to vote on the following matters:

Items of Business		Our Board’s Recommendation
1.	Election of Directors (page 22)	FOR all of the Company's Nominees
2.	Ratification of KPMG LLP as Independent Registered Public Accountants for fiscal year 2026 (page 42)	FOR
3.	Advisory Vote to Approve Executive Compensation (page 43)	FOR
4.	Approval of Amendment to Jack in the Box Inc. 2023 Omnibus Incentive Plan to Increase the Number of Shares Available for Issuance (page 86)	FOR
5.	Ratification of the Adoption by the Board of the Stockholder Protection Rights Agreement (page 98)	FOR

Shareholders also will transact any other business that may properly come before the meeting.
How to Vote
____________________________________________________________________________________________________________

You are entitled to vote at the 2026 Annual Meeting of Shareholders if you are a shareholder of record at the close of business on the record date for the meeting, January 2, 2026. For more details on voting and the Annual Meeting logistics, refer to the “Questions and Answers” section of this Proxy Statement.
2 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

 Corporate Governance Highlights
____________________________________________________________________________________________________________
Jack in the Box Inc. (“Jack in the Box” or the “Company”) is committed to good corporate governance, which we believe promotes the long-term interests of shareholders and strengthens Board and Management accountability. We believe good governance also fosters trust in the Company by all our stakeholders, including our guests, employees, franchisees, suppliers and the communities we serve. The “Corporate Governance” section of this Proxy Statement describes our governance framework, which includes the following features:
•Annual election of directors with majority voting in uncontested elections and plurality voting in contested elections
•Nine of our ten current directors are independent
•Independent Non-Executive Chairman of the Board
•Regular executive sessions of independent directors
•Annual evaluation of CEO and Non-Executive Chairman by independent directors
•Policy restricting directors to service on no more than three other public company boards
•No supermajority standards — shareholders may amend bylaws or charter by majority vote
•Shareholder right to act by written consent
•Shareholder right to call special shareholder meetings by shareholders with an aggregate of 25% of the Company's outstanding common stock
•CEO and other members of Management regularly meet with the investment community, and the Board is informed of feedback through Investor Relations updates at each Board meeting
•Annual assessment of Board leadership structure
•Annual Board, committee, and individual director evaluations
•Policy requiring long-tenured directors (more than 12 years on the Board) to submit voluntary offer to resign and be reviewed by Nominating & Governance Committee with respect to continued effectiveness
•Risk oversight by full Board and designated committees
•Prohibition of hedging, pledging and short sales by Section 16 officers and by Company directors
•Clawback policy that allows for recoupment of incentive compensation
•Formal ethics Code of Conduct, ethics hotline, and ethics training and communications to all employees to reinforce a culture of integrity
•NASDAQ compliant clawback policy
3 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

Fiscal 2025 Review
____________________________________________________________________________________________________________

Summary
In fiscal 2025, Jack in the Box Inc. took action to improve the long-term performance of the company by:
•Announcing and beginning to execute upon its multi-faceted "JACK on Track" plan, which is intended to improve performance across the Jack in the Box restaurant system, strengthen our balance sheet through paying down debt and accelerating cash flow, and demonstrate our commitment to running an asset-light business model.
•Announcing the divestiture of Del Taco.
•Making progress on brand building initiatives including marketing and operational improvements through launching "Jack's Way," investing in innovation, and
•Improving the digital experience for guests through first and third party digital channels, and improving technology in the restaurants.
We continue to be encouraged by the customer excitement and brand recognition as we enter new markets and by the strength and resilience of our franchisees and employees, despite a pressured industry backdrop.
Entering 2026, we believe further progress on the "JACK on Track" plan and re-focusing on Jack in the Box as a standalone brand and the overall guest experience will deliver shareholder value and unlock the growth potential of Jack in the Box.
Returns to Shareholders
In fiscal 2025, the Company returned approximately $5.0 million to shareholders through stock buybacks, as well as another $16.6 million in dividends. As part of the "JACK on Track" plan announced in April 2025, the Company discontinued its dividend. The Company continues to offer a viable long-term opportunity for shareholders seeking a value-oriented stock with a growth-focused strategy in place.
Financial and Operational Results (FY 2025)
•System same-store sales(1) decreased 4.2% year-over-year for Jack in the Box and decreased 3.7% year-over-year for Del Taco.
•Total revenues for the full year were $1.5 billion.
•Restaurant-level margin(2) for the full year was 19.6% for Jack in the Box and was 11.1% for Del Taco.
•Franchise-level margin(2) for the full year was 39.9% for Jack in the Box and was 26.7% for Del Taco.
•Adjusted EBITDA(3) for the full year was $270.9 million.
•Net units decreased across both brands, primarily for underperforming restaurants. Jack in the Box decreased by 55 units year-over-year with 31 restaurant openings and 86 closures during the year. Of these 86 closures, 51 restaurants were closed as part of the "JACK on Track" block restaurant closure program as announced in April 2025. For Del Taco, net units decreased by 18 units year-over-year with 14 restaurant openings and 32 closures during the year.
(1)System same-store sales represents changes in sales at company and franchise restaurants open more than 18 months. Franchise sales represent sales at franchise restaurants and are revenues of our franchisees. We do not record franchise sales as revenues; however, our royalty revenues and percentage rent revenues are calculated based on a percentage of franchise sales. We believe system same-store sales information is useful to investors as it has a direct effect on the Company’s profitability.
(2)Restaurant-Level Margin and Franchise-Level Margin are non-GAAP measures. These non-GAAP measures are reconciled to earnings from operations, the most comparable GAAP measure, in “Appendix A - Reconciliation of Non-GAAP Measurements to GAAP Results.”
(3)Adjusted EBITDA represents net earnings on a GAAP basis excluding income taxes, interest expense, net, gains or losses on the sale of company-operated restaurants, other operating expenses (income), net, impairment of goodwill and intangible assets, depreciation and amortization, amortization of cloud computing costs, amortization of favorable and unfavorable leases and subleases, net, amortization of franchise tenant improvement allowances and incentives, COLI (gains) losses, net, and pension and post-retirement benefit costs. See “Appendix A - Reconciliation of Non-GAAP Measurements to GAAP Results.”
Del Taco Sale
On October 15, 2025, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Yadav Enterprises, Inc., a California corporation (“Buyer”) and Anil Yadav (“Buyer Guarantor”) to sell to Buyer all of the issued and outstanding equity interests of Del Taco Holdings Inc., a Delaware corporation (“Del Taco”), which owns and operates the Company’s Del Taco restaurant operations, for an aggregate purchase price of $115.0 million in cash, subject to certain closing cash, working capital, debt and transaction expense adjustments. The Del Taco sale closed on December 22, 2025.
4 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

Company Nominees (Proposal 1)
____________________________________________________________________________________________________________

We understand the importance of having a Board comprised of talented people with the highest integrity and the necessary skills and qualifications to oversee our business. The following table provides summary information about our director nominees (all current Directors), who have a diverse and balanced skill set including extensive financial, technology, marketing, consumer brand, franchise, restaurant, and retail experience. We encourage you to review the qualifications, skills, and experience of each of our directors starting on page 23.

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships				Other Public Company Boards
					AC	CA	CC	NG
Guillermo Diaz, Jr.	60	2022	CEO and Founder of Conectado Inc. Chairman, Hispanic IT Executive Council (HITEC)	Yes	x			x	—
David Goebel (Non-Executive Chairman of the Board)	75	2008	Partner & Faculty Member, ExCo Leadership Group	Yes			x	x	Murphy USA Inc. Wingstop Inc.
Mark KingFE	66	2025	Director (Retired QSR CEO)	Yes	x			x	—
Madeleine Kleiner	74	2011	Director (Retired hotel & banking executive attorney)	Yes			x	✪	Northrop Grumman Corp.
Michael Murphy	68	2002	Director (Retired President & CEO Sharp HealthCare)	Yes			✪		—
James MyersFE	68	2010	Director (Retired retail CEO and Board Chair)	Yes	✪				—
Enrique RamirezFE	54	2024	President Buff City Soap	Yes	x	x			__
Alan Smolinisky	46	2025	Principal Conquest Housing	Yes		✪	x		—
Lance Tucker	56	2025	CEO Jack in the Box Inc.	No		x			—
Vivien YeungFE	53	2017	Strategic Advisor Bain & Company	Yes	x			x	—

✪ Chair	AC Audit Committee	FE Financial Expert
x Member	CA Capital Allocation Committee
CC Compensation Committee
NG Nominating and Governance Committee

5 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

Director Attendance — During the time each director nominee served on the Board in fiscal 2025, each attended more than 75% of the meetings of the Board and committees on which he or she served.
Board Composition — The charts below show Board makeup by various characteristics. The average tenure of the Board of Directors is 8 years while the average age is 62 years. For more information on our philosophy regarding the recruitment and diversity of Board members and our Board refreshment policies, please see page 34.

Age and Tenure (As of January 21, 2026)
# Of Directors
Age
44-59	4
60-65	1
66+	5
Tenure
0-4 Years	5
5-10 Years	1
10+ Years	4

Board Diversity Matrix (As of January 21, 2026)
Total Number of Directors	10
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	8	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	2	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	6	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
Auditors (Proposal 2)
____________________________________________________________________________________________________________

	FY 2025 Auditor Fees
We are asking our shareholders to ratify the selection of KPMG LLP as our independent registered public accountants for fiscal 2026. Although shareholder ratification of the appointment is not required, the Audit Committee believes it is appropriate to seek such ratification. Additional information is provided on page 43.	Audit Fees	$2,107,000
	Securitization Related Audit Fees	$135,000
	All Other Fees	$40,000
	KPMG Total Fees	$2,282,000

6 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

Executive Compensation (Proposal 3)
____________________________________________________________________________________________________________
The Company seeks a non-binding advisory vote from its shareholders to approve the compensation of our NEOs for fiscal 2025 (“Say on Pay”). The Board values shareholders’ opinions, and the Compensation Committee will consider the outcome of the advisory vote when considering future executive compensation decisions.
•Our Compensation Discussion and Analysis, starting at page 45, describes the compensation decision-making process, details our programs and policies, and includes an illustration of our compensation framework and key fiscal 2025 performance measures and pay actions.
•Our executive compensation programs are built on the following principles and objectives:
•Pay for performance alignment, the largest proportion of executive pay is in the form of performance-based annual and long-term incentives that directly tie payouts, if any, to the achievement of corporate goals, strategies, and stock price performance.
•Market Competitive target pay structure, including base salary, annual incentive, and performance-based incentives that enable us to attract and retain talented, experienced executives who can deliver successful business performance and drive long- term shareholder value.
•Comprehensive goal setting, with financial, operational, strategic, and market-based performance metrics that drive long-term shareholder value.
•Incentivizing balanced short-term and long- term executive decision-making, through variable compensation components (cash and stock) using varying timeframes.
•Executive alignment with shareholders, through stock ownership and holding requirements that build and maintain an executive’s equity investment in the Company.
•Sound governance practices and principles in plan design and pay decisions, with the Compensation Committee considering both what and how performance is achieved.
•Management of compensation risk, by establishing incentive goals that avoid placing too much emphasis on any one metric or performance time horizon, thereby discouraging excessive or unwise risk-taking.
•Since 2014, our shareholders have approved each of our Say on Pay proposals by over 80% of votes cast.

7 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

Compensation Governance Practices
____________________________________________________________________________________________________________

The Company has several governance practices that we believe support the soundness and efficacy of our compensation programs. In short:

☑	What We Do
☑	Compensation Committee composed entirely of independent directors, who meet regularly in executive session without Management present. Page 53.
☑	Independent compensation consultant who works exclusively for the Compensation Committee (performs no other work for the Company). Page 53.
☑	Robust stock ownership and holding requirements. Page 62.
☑	Compensation Risk Committee that analyzes compensation plans, programs, policies and practices. Page 68.
☑	Compensation Committee discretion to reduce payouts under incentive plans. Page 68.
☑	Clawback policy providing ability to recover incentive cash compensation and performance-based equity awards based on financial results that were subsequently restated. Page 68.
☑	Annual incentive and long-term incentive compensation based on rigorous performance goals that are key metrics for business success and include maximum payout caps. Page 68.

☒	What We Don't Do
☒	Section 16 officers and directors are prohibited from hedging, pledging, or holding Company stock in margin accounts. Page 63.
☒	No dividends or dividend equivalents are paid to participants on unvested restricted stock units (RSUs) or performance shares. Page 52.
☒	No repricing of equity is permitted without shareholder approval. Page 88.
☒	No tax gross-ups except in the case of qualified relocation expenses (which requires Compensation Committee approval in the case of executive officers). Page 78.
☒
No RSU or option awards provide for vesting upon a change in control without a “double trigger” (termination and consummation of the change in control) unless the award is not assumed or substituted for by the acquirer. Page 78.

Approval of Amendment to Jack in the Box Inc. 2023 Omnibus Incentive Plan to Increase the Number of Shares Available for Issuance (Proposal 4)

The Company is requesting shareholder approval of an amendment to the Jack in the Box Inc. 2023 Omnibus Incentive Plan to increase the number of shares available for issuance under the plan. The proposed increase is intended to ensure that the Company can continue to provide competitive equity-based compensation to attract, retain, and motivate employees, directors, and other eligible participants. The Board believes that maintaining an adequate share reserve is essential to aligning the interests of plan participants with those of shareholders and supporting the Company’s long-term growth and performance. No other material terms of the plan are being amended.

Ratification of the Adoption by the Board of the Stockholder Protection Rights Agreement (Proposal 5)

The Company is requesting shareholder ratification of the Board’s adoption of the Stockholder Protection Rights Agreement, dated as of July 1, 2025, by and between the Company and Computershare Trust Company, N.A., as rights agent (the “Original Rights Agreement” and, as amended by Amendment No. 1 to the Stockholder Protection Rights Agreement, dated as of September 8, 2025 (“Amendment No. 1”), the “Rights Agreement”).

The Rights Agreement was adopted in response to the Biglari Group’s accumulation of the Company’s Common Stock, after Mr. Biglari had privately informed the Company that it owned 9.9% of the outstanding shares of the Common Stock and intended to increase its stake, in order to protect the interests of all shareholders and provide the Company with adequate time to execute its “JACK on Track” plan. The Rights Agreement is intended to enable the Company’s shareholders to realize the long-term value of their investment. The Rights Agreement is also intended to protect shareholders from coercive or otherwise unfair takeover tactics that would allow a third party to gain control of the Company without paying shareholders an appropriate premium for that control and to ensure that all shareholders receive fair and equal treatment in the event of any proposed takeover of the Company.

8 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

The existence of the Rights Agreement does not in any way diminish or affect the fiduciary duty of the Board to act in the best interests of the Company and its shareholders. If an acquisition offer is received, the Board will consider such offer in a manner consistent with its fiduciary duties.

The Rights Agreement is set to expire at the close of business on July 1, 2026, unless it is ratified by shareholders, in which event, the Rights Agreement will expire on July 1, 2028, in accordance with its terms.

Additional Information

Please see the “Questions and Answers” section that immediately follows for important information about the proxy materials, voting, the Annual Meeting, Company documents, communications, and the deadlines to submit shareholder proposals for the 2027 Annual Meeting of Shareholders.

9 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

QUESTIONS AND ANSWERS

JACK IN THE BOX INC.
9357 Spectrum Center Blvd
San Diego, California 92123

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
February 27, 2026
QUESTIONS AND ANSWERS
Proxy Materials and Voting Information
1.Why am I receiving these materials?
We sent you these proxy materials because the Board of Directors (sometimes referred to as the “Board”) of Jack in the Box Inc. (sometimes referred to as the “Company,” “Jack in the Box,” “we,” “us,” or “our”) is soliciting your proxy to vote at the Company's 2026 Annual Meeting of Shareholders (the “Annual Meeting”) and at any postponements or adjournments thereof. The Annual Meeting will be held virtually on February 27, 2026, at 8:30 a.m. Pacific Time. The Annual Meeting will be held via a live webcast at www.cesonlineservices.com/jack26_vm. If you hold shares of the Company’s common stock (“Common Stock”) on January 2, 2026 (the “Record Date”), you are invited to attend the Annual Meeting and vote on the agenda items "in person" or by proxy (please see below "How do I attend the 2026 Annual Meeting?”).
However, even if you plan to attend the Annual Meeting, we strongly encourage you to vote your shares in advance by following the instructions indicated on the WHITE proxy card to vote via the Internet, by telephone, or by signing, dating and returning the enclosed WHITE proxy card.
The Notice of Annual Meeting of Shareholders (the “Notice”), Proxy Statement, the enclosed WHITE proxy card, and our Annual Report on Form 10-K for the fiscal year ended September 28, 2025, are first being sent or given to shareholders on or about January 21, 2026.
2.What is the purpose of the Annual Meeting?
The Annual Meeting is being held for the following purposes:
•To elect ten directors to serve until the next Annual Meeting and until their respective successors are elected and qualified (Proposal 1);
•To ratify the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending September 27, 2026 (Proposal 2);
•To provide an advisory vote regarding the compensation of our named executive officers (“Say on Pay”) for the fiscal year ended September 28, 2025, as set forth in the Proxy Statement (Proposal 3);
•To approve an amendment to the Jack in the Box Inc. 2023 Omnibus Plan (the “2023 Plan” or the "Plan") to increase the number of shares available for issuance (Proposal 4); and
•To ratify the adoption by the Board of the Stockholder Protection Rights Agreement.
3.Is my vote important?
Yes. Your vote will be especially important at the Annual Meeting. Biglari Capital Corp. (collectively with the participants identified on its preliminary proxy statement, filed as “PREC 14A” with the SEC on December 23, 2025, including Sardar Biglari, the “Biglari Group”) has threatened to engage in a “withhold campaign” against one or more directors of the Company at the Annual Meeting. We are not responsible for the accuracy or completeness of any information provided by, or relating to, the Biglari Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Biglari Group or any statements that the Biglari Group or its representatives have made or may otherwise make.
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OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL OF THE COMPANY NOMINEES: GUILLERMO DIAZ, JR., DAVID GOEBEL, MARK KING, MADELEINE KLEINER, MICHAEL MURPHY, JAMES MYERS, ENRIQUE RAMIREZ, ALAN SMOLINISKY, LANCE TUCKER AND VIVIEN YEUNG (COLLECTIVELY, THE “COMPANY NOMINEES”) ON THE WHITE PROXY CARD OR WHITE VOTING INSTRUCTION FORM.
PLEASE SIMPLY DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, THE BIGLARI GROUP. PLEASE DO NOT SIGN, RETURN OR VOTE ANY GOLD PROXY CARD OR GOLD VOTING INSTRUCTION FORM SENT TO YOU BY, OR ON BEHALF OF, THE BIGLARI GROUP.
If you have inadvertently or previously submitted a proxy using the gold proxy card or gold voting instruction form sent to you by, or on behalf of, the Biglari Group, you have every right to change your vote by (i) voting a later-dated WHITE proxy card or WHITE voting instruction form or (ii) if you are a shareholder of record or have a valid legal proxy, attending the Annual Meeting and voting your shares. Only your latest-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under the heading “May I change my vote or revoke my proxy?”
4.How does the Board recommend I vote on each proposal?
The Board unanimously recommends that you vote on the enclosed WHITE proxy card:
•“FOR” ALL of the Company Nominees: Guillermo Diaz, Jr., David Goebel, Mark King, Madeleine Kleiner, Michael Murphy, James Myers, Enrique Ramirez, Alan Smolinisky, Lance Tucker and Vivien Yeung;
•“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending September 27, 2026;
•“FOR” the advisory approval of executive compensation;
•“FOR” the approval of an amendment to the 2023 Plan; and
•"FOR" the ratification of the adoption by the Board of the Stockholder Protection Rights Agreement.
Please carefully review the WHITE proxy card or WHITE voting instruction form and only vote “FOR” the Company Nominees and “FOR” the other proposals.
5.Who can vote at the Annual Meeting?
If you were a holder of Common Stock either as a shareholder of record or as the beneficial owner of shares held in Street name as of the close of business on the Record Date, you may vote your shares at the Annual Meeting. As of the Record Date, there were 19,103,155 shares of Common Stock outstanding, excluding treasury shares. Company treasury shares will not be voted. Each shareholder has one vote for each share of Common Stock held as of the Record Date. Shareholders are not allowed to cumulate votes. As summarized below, there are some distinctions between shares held of record and those owned beneficially in Street name.
6.What does it mean to be a "shareholder of record"?
If, on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, Computershare, then you are a “shareholder of record.” As a shareholder of record, you may vote "in person" at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares TODAY by following the instructions indicated on the WHITE proxy card to vote via the Internet, by telephone, or by signing, dating and returning the enclosed WHITE proxy card.
7.What does it mean to beneficially own shares in "Street name"?
If, on the Record Date, your shares were held in an account at a broker, bank, or other financial institution (we will refer to those organizations collectively as “broker”), then you are the beneficial owner of shares held in “Street name” and these proxy materials are being forwarded to you by that broker. The broker holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote the shares in your account. As a beneficial owner, you are invited to attend the Annual Meeting. However, since you are not a shareholder of record, you may not vote your shares at the Annual Meeting unless you provide a legal proxy from your broker giving you the legal right to vote the shares at the Annual Meeting, as well as satisfy the Annual Meeting admission criteria set out in the Notice. Under the rules that govern brokers (the “Broker Rules”), your broker is not permitted to vote on your behalf on any non-routine matter to be considered at the Annual Meeting unless you provide specific instructions to the broker as to how to vote. As a result, we encourage you to communicate your voting decisions to your broker well before the date of the Annual Meeting to ensure that your vote will be counted. Additional information may be found below under the heading “How are votes counted?”

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8.What if I return the WHITE proxy card to the Company but do not make specific choices?
If you return a signed WHITE proxy card to the Company without making any voting selections, the Company will vote your shares as follows:
•"FOR" the election of all of the Company Nominees;
•"FOR" the ratification of the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending September 27, 2026;
•"FOR" on an advisory basis, approval of the compensation awarded to our named executive officers for the fiscal year ended September 28, 2025, as set forth in this Proxy Statement;
•"FOR" approval of the amendment to the Jack in the Box Inc. 2023 Omnibus Incentive Plan to increase the number of shares available for issuance; and
•"FOR" the ratification of the adoption by the Board of the Stockholder Protection Rights Agreement.
9.Could any additional matters be raised at the Annual Meeting?
We are not aware of any other matters to come before the Annual Meeting. If any matter not mentioned herein is properly brought before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect thereto and in accordance with their best judgment to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

10.Who is the Biglari Group? How is the Biglari Group involved in the Annual Meeting?
The Biglari Group is an activist investor that owns approximately 9.9% of our Common Stock. The Biglari Group has threatened to engage in a “withhold campaign” against one or more directors of the Company at the Annual Meeting. In the event that the Biglari Group files proxy materials with the SEC regarding a “withhold campaign” against one or more directors of the Company, the Company will file supplemental proxy materials with the SEC to notify you regarding such matters, if necessary. Additional information regarding the Company’s engagement with the Biglari Group may be found in the section titled “Background to the Solicitation” herein.
You may receive proxy solicitation materials from the Biglari Group, including proxy statements and gold proxy cards. Our Board recommends that you disregard them. Our Board urges you to disregard and NOT to sign, return or vote using any gold proxy card sent to you, by or on behalf of the Biglari Group. We are not responsible for the accuracy or completeness of any information provided by, or relating to, the Biglari Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Biglari Group or any statements that the Biglari Group or its representatives have made or may otherwise make. Our Board strongly urges you to disregard and NOT to sign or return any gold proxy card or gold voting instruction form sent to you, by or on behalf of the Biglari Group.
Our Board unanimously recommends that you vote “FOR” the election of ALL the Company Nominees: Guillermo Diaz, Jr., David Goebel, Mark King, Madeleine Kleiner, Michael Murphy, James Myers, Enrique Ramirez, Alan Smolinisky, Lance Tucker and Vivien Yeung.

If you have previously or inadvertently voted using the Biglari Group’s gold proxy card, you have every right to change your vote by (i) voting a later dated WHITE proxy card or WHITE voting instruction form or (ii) if you are a shareholder of record or have a valid legal proxy, attending the Annual Meeting and voting your shares “in person.” Only your latest-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions above under “May I change my vote or revoke my proxy?”

If you need assistance with voting or have any questions, please contact Innisfree M&A Incorporated (“Innisfree”), the firm assisting us in connection with the solicitation of proxies. Shareholders may call Innisfree at (877) 750-8198 (toll-free from the U.S. and Canada), or at +1 (412) 232-3651 (from other countries). Banks and brokers may call collect at (212) 750-5833.

11.What does it mean if I received more than one proxy card?
Because the Biglari Group has indicated that it may engage in a "withhold" campaign and therefore may send solicitation materials to shareholders, we may conduct multiple mailings prior to the Annual Meeting so that shareholders have our latest
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proxy information and materials to vote. In that event, we will send you a new WHITE proxy card or voting instruction form with each mailing, regardless of whether you have previously voted. You may also receive more than one set of proxy materials, including multiple WHITE proxy cards, if you hold shares that are registered in more than one account—please vote the WHITE proxy card for every account you own. Only the latest dated proxy you submit will be counted. IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT WHITE PROXY CARDS.

12.What should I do if I receive a gold proxy card from the Biglari Group?
You may receive proxy solicitation materials from the Biglari Group, including proxy statements and gold proxy cards. Our Board recommends that you disregard them. We are not responsible for the accuracy or completeness of any information provided by, or relating to, the Biglari Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Biglari Group or any statements that the Biglari Group or its representatives have made or may otherwise make.
Our Board strongly urges you to NOT sign or return any gold proxy card or voting instruction form sent to you by, or on behalf of, the Biglari Group. If you have previously submitted a proxy using the gold proxy card or gold voting instruction form sent to you by, or on behalf of, the Biglari Group, you have every right to change your vote by (i) voting a later dated WHITE proxy card or WHITE voting instruction form or (ii) if you are a shareholder of record or have a valid legal proxy, attending the Annual Meeting and voting your shares. Only your latest-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “May I change my vote or revoke my proxy?”

13.How are votes counted?

Votes will be counted by an independent inspector of election appointed for the Annual Meeting, who will separately count “FOR,” “AGAINST,” abstentions and broker non-votes. Holders of shares of our Common Stock do not have appraisal rights under Delaware law in connection with this proxy solicitation.
A “broker non-vote” occurs when a broker who holds shares for another person has not received voting instructions from the owner of the shares and, under the Broker Rules, does not have discretionary authority to vote on a matter. If you are a beneficial owner and do not provide voting instructions to your broker, bank or other nominee, then your shares will not be voted at the Annual Meeting on any proposal with respect to which your broker, bank or other nominee does not have discretionary authority.
On the one hand, your broker, bank or other nominee does not have the authority to vote shares on any “non-routine” proposal, except in accordance with voting instructions received from you. On the other hand, your broker, bank or other nominee may vote your shares on “routine” proposals, if the broker, bank or other nominee has transmitted proxy-soliciting materials to you, as the beneficial owner of the shares, but has not provided you with the Biglari Group’s proxy soliciting materials and has not received voting instructions from you on such proposals. Applicable national exchange rules determine whether proposals are “routine” or “non-routine.”
To the extent that your broker, bank or other nominee does not provide you with the Biglari Group’s proxy materials (in addition to the Company’s proxy materials), your broker, bank or other nominee will be entitled to vote your shares on “routine” matters, such as Proposal No. 2 (ratification of KPMG LLP as independent registered public accountants), without instructions from you. In that event, your broker, bank or other nominee is not entitled to vote your shares on “non-routine” items. If your shares are voted on Proposal No. 2 by your broker, bank or other nominee, your shares will constitute “broker non-votes” on each of the “non-routine” proposals (i.e., Proposals Nos. 1, 3, 4 and 5).
However, to the extent that your broker, bank or other nominee does provide you with the Biglari Group’s proxy materials (in addition to the Company’s proxy materials), none of the matters to be considered at the Annual Meeting will be considered “routine” under the Broker Rules. In such instance, if you do not provide voting instructions to your broker, bank or other nominee, your broker, bank, or other nominee will not have authority to vote your shares on Proposal Nos. 1, 2, 3, 4 or 5.
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Proposal Number	Item	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of 10 Directors	Majority of the votes cast with respect to the director.	No effect.	No effect.
2	Ratification of the Appointment of KPMG LLP as Independent Registered Public Accountants	Majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote thereat and thereon the proposal.	Count as votes against.	Discretionary voting by broker permitted.
3	Advisory Vote to Approve Executive Compensation	Majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote thereat and thereon the proposal.	Count as votes against.	No effect.
4	Approval of Amendment to Jack in the Box Inc. 2023 Omnibus Incentive Plan to Increase the Number of Shares for Issuance	Majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote thereat and thereon the proposal.	Count as votes against.	No effect.
5	Ratification of the Adoption by the Board of the Stockholder Protection Rights Agreement	Majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote thereat and thereon the proposal.	Count as votes against.	No effect.
14.How many shares must be present or represented to conduct business at the Annual Meeting?
A quorum of shareholders is necessary to hold a valid annual meeting. A quorum will be present if the holders of at least a majority of the total number of shares of Common Stock entitled to vote are present, in person or by proxy, at the Annual Meeting. Abstentions and shares represented by broker non-votes are counted for the purpose of determining whether a quorum is present. If there are insufficient votes to constitute a quorum at the time of the Annual Meeting, we may adjourn the Annual Meeting to solicit additional proxies.
15.How do I vote my shares of Jack in the Box Common Stock?
If you are a shareholder of record, you can vote in the following ways:
•By Internet: by following the Internet voting instructions included in the WHITE proxy card.
•By Telephone: by following the telephone voting instructions included in the WHITE proxy card.
•By Mail: if you have received your proxy materials by mail, you may submit your vote by proxy by signing dating, and returning your WHITE proxy card in the postage-paid envelope provided. Your vote by mail must be received prior to the closing of the polls at the Annual Meeting.
•During Live Webcast: as this year’s Annual Meeting will be held entirely online, shareholders may vote during the Annual Meeting by joining the live webcast at www.cesonlineservices.com/jack26_vm. To participate in the Annual Meeting, you will need the control number included on your WHITE proxy card, or on the instructions that accompanied your proxy materials. In order to attend, you (or your authorized representative) must register in advance at http://www.cesonlineservices.com/jack26_vm prior to the deadline of 8:30 a.m. Pacific Standard Time on February 26, 2026. Shares held in your name as the shareholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Annual Meeting, provided you also present a legal proxy from your bank, broker or other nominee. However, even if you plan to participate in the live webcast of the Annual Meeting, the Company recommends that you vote your shares in advance so that your vote will be counted if you later decide not to attend.
If you are a beneficial owner, you can vote as follows:
If your shares are held in Street name, your broker or your plan trustee should give you instructions for voting your shares. In these cases, you may vote by Internet, telephone or mail, as instructed by your broker, trustee, or other agent. Shares beneficially held through a benefit or compensation plan cannot be voted directly at the Annual Meeting. You may vote your shares beneficially held through your broker at the Annual Meeting if you provide a valid legal proxy from your broker giving you the legal right to vote the shares at the Annual Meeting.
Additional information regarding registration for the Annual Meeting may be found below under the heading “How do I attend the Annual Meeting?”
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16.May I change my vote or revoke my proxy?
Yes.
If you are a shareholder of record, you may change your vote or revoke your proxy by:
•voting again via the Internet or telephone;
•participating in the live webcast of the Annual Meeting at www.cesonlineservices.com/jack26_vm, revoking your proxy, and voting during the Annual Meeting (joining the live webcast of the Annual Meeting, in and of itself, will not constitute a revocation of a proxy) (to attend and vote at the Annual Meeting, you must have pre-registered using the instructions herein); or
•timely submitting a properly signed proxy card with a later date that is received at or prior to the closing of the polls at the Annual Meeting.
•sending a written statement to that effect before the taking of the vote at the Annual Meeting to Jack in the Box Inc., c/o First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095 or the our Corporate Secretary at Jack in the Box, Inc., 9357 Spectrum Center Blvd., San Diego, CA 92123, Attention: Corporate Secretary;
If you are a beneficial owner and hold shares through a broker, bank, or other financial institution, you may submit new voting instructions by contacting your broker, bank, or other nominee. You may also change your vote or revoke your voting instructions during the live webcast of the Annual Meeting if you provide a signed legal proxy from the broker, bank, or other nominee giving you the right to vote the shares.
IF YOU HAVE ALREADY VOTED USING THE BIGLARI GROUP’S GOLD PROXY CARD, WE URGE YOU TO REVOKE THAT VOTE BY USING THE ENCLOSED WHITE PROXY CARD OR WHITE VOTING INSTRUCTION FORM TO VOTE “FOR” THE COMPANY NOMINEES AND “FOR” THE OTHER PROPOSALS.
ONLY YOUR LATEST-DATED VOTE WILL COUNT!

17.What happens if I return a WHITE proxy card but give voting instructions for fewer than ten candidates?
If an undervote (that is, voting “FOR” with respect to fewer than ten nominees on Proposal No. 1) occurs on a WHITE proxy card, then the shares represented by that WHITE proxy card will be voted only for those nominees as marked. No discretionary authority is available to vote shares represented by an undervoted proxy card for the remaining director seats up for election.
18.What happens if the Biglari Group withdraws or abandons its solicitation, and I have already granted proxy authority in favor of the Biglari Group?
If the Biglari Group withdraws or abandons its solicitation after a shareholder has already granted proxy authority, shareholders can still use a WHITE proxy card or WHITE voting instruction form to submit a later-dated vote over the Internet, by telephone or by mail.
19.Who will pay for the cost of soliciting proxies?
Our Board is soliciting your vote in connection with the Annual Meeting. Proxies will be solicited on behalf of our Board by the Company’s directors and certain executive officers and other employees of the Company. Such persons are listed in Appendix D to this proxy statement. The Company will pay the cost of preparing, printing, and mailing the Notice and the proxy materials. In addition to solicitation by mail or by email or other electronic means, proxies may be solicited personally, by telephone or by Innisfree. They may also be solicited by directors, officers, or employees of the Company, who will receive no additional compensation for such activities.
As a result of the proxy campaign initiated by the Biglari Group, we may incur substantial additional costs in connection with the solicitation of proxies. We have engaged Innisfree M&A Incorporated (“Innisfree”), a proxy-solicitation firm, to provide advice to the Company with respect to the Annual Meeting and to assist us in the solicitation of proxies, for which the Company will pay a fee of up to $550,000 plus reimbursement of certain out-of-pocket expenses. Innisfree expects that approximately 50 of its employees will assist in the solicitation. Our expenses related to the solicitation of proxies from shareholders this year may substantially exceed those normally spent for an annual meeting of shareholders. Such additional costs are expected to aggregate up to approximately $5,000,000, exclusive of any costs related to any litigation in connection with the Annual Meeting. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with this solicitation. These additional solicitation costs are expected to include: the fee payable to our proxy solicitor; increased mailing costs, such as the costs of additional mailings of solicitation material to shareholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation
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materials to beneficial owners of Common Stock; and the costs of retaining an independent inspector of election. To date, we have incurred approximately $1,500,000 of these solicitation costs.
Other than the persons described in this proxy statement, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, the Company’s employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of the solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding shares of Common Stock beneficially owned by others, to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners. If you choose to access proxy materials or vote over the Internet or by telephone, you are responsible for Internet or telephone charges.
20.How can I find out the results of the Annual Meeting?
If our final voting results are not available within four business days after the Annual Meeting, we will publish preliminary voting results based on the Inspector of Election’s preliminary tabulation in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission (“SEC”) within four business days of the Annual Meeting, and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us. After the Form 8-K is filed, you may obtain a copy by visiting the SEC’s website at www.sec.gov, visiting our website or contacting our Investor Relations Department by writing to Investor Relations Department, Jack in the Box Inc., 9357 Spectrum Center Blvd., San Diego, CA 92123, or by sending an email to investor.relations@jackinthebox.com.
21.What is "householding" and how can I obtain copies of the proxy statement or 10-K?
A copy of this Proxy Statement and the Company’s Annual Report on Form 10-K (“Form 10-K”) for the fiscal year ended September 28, 2025, are available, free of charge, on our website and at the SEC's website, https://www.edgar.sec.gov. These filings and all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K may be found at http://investors.jackinthebox.com. Form 10-K, excluding exhibits, may also be obtained by shareholders without charge by written request sent to Investor Relations Department, Jack in the Box Inc., 9357 Spectrum Center Blvd., San Diego, CA 92123.
For uncontested annual meetings, and as permitted by SEC rules, if your stock is held by a brokerage firm or bank, a single copy of this Proxy Statement may be delivered to an address shared by two or more shareholders. This is called "householding." If you prefer to receive separate copies of a Proxy Statement and/or Annual Report either now or in the future, please contact your brokerage or bank. The voting instruction sent to a Street- name shareholder should provide information on how to request (i) householding of future Company materials or (ii) separate materials if only one set of documents is being sent to a household.
Please note that since we expect the Annual Meeting to be contested, the Company does not expect to implement “householding.”
Annual Meeting Information
22.How do I attend the Annual Meeting?
IMPORTANT NOTE: If you plan to attend the Annual Meeting, you must follow the instructions set forth below. The Annual Meeting will be a completely “virtual meeting” of shareholders. You will be able to participate in the Annual Meeting if you were a shareholder of record on the Record Date or hold a valid legal proxy for the Annual Meeting. To attend and vote at the Annual Meeting, you must have pre-registered using the instructions provided below.

Assuming you have pre-registered, you will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting the following website: www.cesonlineservices.com/jack26_vm and entering the control number included on your WHITE proxy card, or in the instructions that accompanied your proxy materials.

Attendance at the meeting is limited to shareholders as of the Record Date or their authorized named representatives. Recording of the Annual Meeting by camera, sound, or video recording devices is strictly prohibited.

Registering to Attend the Annual Meeting – Shareholders of Record

If you were a shareholder of record as of the close of business on the Record Date, you may register to attend the Annual Meeting by accessing www.cesonlineservices.com/jack26_vm. Please have your WHITE proxy card containing
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your control number available and follow the instructions to complete your registration request. After registering, you will receive a confirmation email with a link and instructions for accessing the Annual Meeting. Please verify that you have received the confirmation email in advance of the Annual Meeting, including the possibility that it may be in your spam or junk folder. Requests to register to participate in the Annual Meeting must be received no later than 8:30 a.m. Pacific Standard Time on February 26, 2026.

If you do not have your WHITE proxy card, you may still register to attend the Annual Meeting by accessing www.cesonlineservices.com/jack26_vm, but you will need to provide proof of ownership of shares of Common Stock as of the record date during the registration process. Such proof of ownership may include a copy of your WHITE proxy card received from the Company or a statement showing your ownership as of the record date.

Registering to Attend the Annual Meeting – Beneficial Owners

If you were the beneficial owner of shares (that is, you held your shares in street name through an intermediary such as a broker, bank or other nominee) as of the record date, you may register to attend the Annual Meeting by accessing www.cesonlineservices.com/jack26_vm and providing evidence during the registration process that you beneficially owned shares of Common Stock as of the record date, which may consist of a copy of the voting instruction form provided by your broker, bank or other nominee, an account statement or a letter or legal proxy from such broker, bank or other nominee. Requests to register to participate in the Annual Meeting must be received no later than 8:30 a.m. Pacific Standard Time on February 26, 2026.

After registering, you will receive a confirmation email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting. Please verify that you have received the confirmation email in advance of the Annual Meeting, including the possibility that it may be in your spam or junk folder.

Although the meeting webcast will begin at 8:30 a.m. Pacific Standard Time on February 27, 2026, we encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Annual Meeting site will first be accessible to registered shareholders beginning at 8:00 a.m. Pacific Standard Time on February 27, 2026, the day of the meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone, as instructed on the WHITE proxy card. If you have any difficulty following the registration process, please contact Innisfree. Shareholders may call Innisfree at (877) 750-8198 (toll-free from the U.S. and Canada), or at +1 (412) 232-3651 (from other countries). Banks and brokers may call collect at (212) 750-5833.

Communications and Shareholder Proposals
23.How can I communicate with the Company's Directors?
The Board is committed to continuing to engage with shareholders and encourages an open dialogue about compensation, governance and other matters. We value your input, your investment and your support. The Board has established a process to facilitate communication by shareholders with directors.
Shareholders or others who wish to communicate any concern of any nature to the Board of Directors, any Committee of the Board, or any individual director or group of directors, may write to a director or directors in care of the Office of the Corporate Secretary, Jack in the Box Inc., 9357 Spectrum Center Blvd., San Diego, CA 92123, or telephone 888-613-5225. Your letter should indicate whether or not you are a shareholder of the Company.
Comments or questions regarding our accounting, internal controls or auditing matters will be referred to members of our Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating and Governance Committee. For all other matters, our Corporate Secretary will, depending on the subject matter:
•forward the communication to the director or directors to whom it is addressed;
•forward the communication to the appropriate management personnel;
•attempt to handle the inquiry directly, for example where it is a request for information about our Company, or it is a stock- related matter; or
•not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topics.
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24.How do I submit a proposal for action at the Company's 2027 Annual Meeting of Shareholders (the "2027 Annual Meeting")?
A proposal for action to be presented by any shareholder at the 2027 Annual Meeting will be acted upon only:
•If a proposal is to be included in the proxy statement, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the proposal is received by the Corporate Secretary no later than 120 calendar days prior to the anniversary of this year’s mailing date (i.e., no later than 5:00 p.m. Pacific Time on September 23, 2026).
•If the proposal is not to be included in the proxy statement, the proposal is delivered to the Corporate Secretary not less than 120 days and not more than 150 days prior to the first anniversary of the date of the previous year’s Annual Meeting (i.e., not later than October 30, 2026 and not earlier than September 30, 2026); in addition, such proposal is, under Delaware General Corporation Law, an appropriate subject for shareholder action, and must also comply with the procedures and requirements set forth in as well as the applicable requirements of our Bylaws.
In addition, the shareholder proponent, or a representative who is qualified under state law, must appear at the 2027 Annual Meeting to present such proposal.
In addition to satisfying the provisions in our Bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than December 29, 2026. If the date of the 2027 Annual Meeting changes by more than 30 calendar days from the date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following public announcement by the Company of the date of the 2027 Annual Meeting.

All proposals must be in writing and should be sent to Jack in the Box Inc., to the attention of Corporate Secretary, at 9357 Spectrum Center Blvd., San Diego, CA 92123.
A copy of the Bylaws may be obtained by written request to the Corporate Secretary at the same address. The Bylaws are also available at http://investors.jackinthebox.com.
Miscellaneous
25.Who can help answer any other questions I may have?

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the Company’s proxy materials, please contact our proxy solicitor, Innisfree.

501 Madison Avenue, 20th Floor
New York, New York 10022
Shareholders May Call:
(877) 750-8198 (toll-free from the U.S. and Canada), or
+1 (412) 232-3651 (from other countries)
Banks and Brokers May Call Collect: (212) 750-5833
18 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

BACKGROUND TO THE SOLICITATION

This summary describes events and communications between the Company and certain of its shareholders, including the Biglari Group and GreenWood Investors, LLC (“GreenWood”), through the date of this proxy statement. It does not purport to catalogue every conversation of, or among, members of the board of directors of the Company (the “Board”), the Company’s management, the Company’s advisors, on the one hand, and its shareholders, their representatives and their advisors, on the other hand.
The Company is committed to engaging with its shareholders, and members of the Board and management regularly meet with the investment community. In furtherance of this commitment, the Company has engaged with a number of shareholders throughout this past year.
The Biglari Group filed its initial Schedule 13G with the SEC on February 10, 2023, disclosing aggregate beneficial ownership of approximately 5.5% of the outstanding shares of Common Stock as a passive investor. The Biglari Group subsequently amended its Schedule 13G on February 14, 2024, disclosing that it had increased its stake in the Company by 0.3% to an aggregate of approximately 5.8% of the outstanding shares of Common Stock. Later in February 2024, representatives of the Company, including then-CEO Darin Harris, met with Sardar Biglari. Representatives of the Company had an additional call with Mr. Biglari on May 14, 2024. Following this call, the Company continued to engage with Mr. Biglari, including having five calls and an interview with the Nominating and Governance Committee in 2025.
Since November 2024, the Company has also been in regular contact with GreenWood and its representatives, Steven Wood (Founder) and Chris Torino (Partner), regarding GreenWood’s investment in the Company.
In late April 2025, Lance Tucker (the Company’s Chief Executive Officer) and Messrs. Wood and Torino engaged in a call to discuss GreenWood’s initial thoughts on the “JACK on Track” plan. Additionally, GreenWood shared its views regarding the potential skill set gaps present in the Board room, and noted that GreenWood would welcome the opportunity to recommend potential candidates to fill future open roles.
On May 23, 2025, at Mr. Biglari’s request, Mr. Tucker and Ryan Ostrom (the Company’s Chief Customer and Digital Officer) met with Mr. Biglari regarding his investment in the Company and discussed a number of topics, including, among others, the Company’s recent earnings call, the Company’s “JACK on Track” plan, Mr. Biglari’s 9.9% stake in the Company and his desire to purchase additional shares and Mr. Biglari’s desire to join the Board. At this meeting, the Company indicated that it is committed to ongoing Board refreshment but provided no specific information about Mr. Biglari potentially joining the Board.
In early June 2025, Mr. Tucker and Mr. Torino exchanged emails and had a phone call regarding GreenWood’s investment in the Company during which the Company and GreenWood discussed the general business of the Company and the Company’s new Chief Operating Officer, Shannon McKinney.
On June 20, 2025, Mr. Tucker had another meeting with Mr. Biglari, during which Mr. Biglari indicated that the Biglari Group beneficially owned approximately 9.9% of the outstanding shares of the Common Stock—representing an increase of approximately 4.1% since the Biglari Group’s February 2024 Schedule 13G amendment—and intended to increase its stake. During the June 20, 2025 meeting, Mr. Biglari again indicated his interest in becoming a member of the Board because, in his view, his restaurant, turnaround and capital markets experience would be additive to the Board. He did not identify any other possible Board candidates beyond himself. He also requested to meet with members of the Board, which he noted may help the Board understand that he was not a threat to the Company.
On July 2, 2025, in order to provide adequate time for the Company to execute its “JACK on Track” plan and in response to the Biglari Group’s accumulation of Common Stock, the Board unanimously adopted a limited-duration shareholder rights agreement (as amended on September 8, 2025, the “Rights Agreement”) to protect the interests of all shareholders.
On July 3, 2025, Mr. Torino contacted Mr. Tucker by email. Mr. Torino requested an update call to discuss the recent action taken by the Company to implement the Rights Agreement. Mr. Torino offered GreenWood’s support for Mr. Tucker and the Company’s strategic plans.
On July 7, 2025, an advisor for GreenWood reached out to an advisor of the Company, noting GreenWood’s concerns regarding the Company and that GreenWood may request a seat on the Board.
On July 10, 2025, the Biglari Group filed a Schedule 13D with the SEC, disclosing aggregate beneficial ownership of approximately 9.98% of the outstanding Common Stock and stating that the Biglari Group may seek to engage with the Board and management as an active investor, including, by making proposals with respect to, among other things, potential changes in the Company’s operations, organizational documents, composition of the Board, and capital or corporate structure.
On July 10, 2025, Mr. Tucker and Messrs. Wood and Torino discussed the possibility of adding a new member to the Board, and GreenWood suggested it would provide candidates for the Company’s consideration.
19 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

On July 15, 2025, Mr. Tucker, Dave Goebel (Chairman of the Board), Jim Myers (Board member and Chair of the Finance Committee) and Ms. Webb had a meeting with Mr. Biglari. During the discussion, Mr. Biglari once again proposed that the Board consider appointing him as a director and stated that he believed he was uniquely positioned for the role given his capital markets and restaurant experience. He did not identify any other possible Board candidates beyond himself. Mr. Goebel confirmed the Board’s openness to considering director candidates proposed by its shareholders and described the ongoing process for review of director candidates. Messrs. Goebel and Myers reviewed the Company’s “JACK on Track” plan with Mr. Biglari and the Company’s key goals with respect to debt reduction, which Mr. Biglari, in their view, appeared to be largely aligned with. The parties also discussed potential concerns regarding conflicts that may arise if Mr. Biglari were to serve on the Board due to his position as chief executive officer and chairman of the board of directors of Steak ‘n Shake. In furtherance of its commitment to Board refreshment, the Company actively engaged in its ongoing search process to identify potential new director candidates that would bring value to the Board, identifying over 20 candidates itself for consideration and several additional individuals identified by GreenWood, including Alan Smolinisky. In connection with this process, the Company independently identified Mark King as a potential candidate.
On August 18, 2025, Messrs. Tucker, Goebel and Myers and Ms. Webb met with Mr. Biglari and Waheed Hassan, a representative of the Biglari Group. During this meeting, Mr. Biglari reiterated his desire to become a member of the Board, presented slides that he prepared, discussed his technology and robotics skills that he believed would be helpful additions to the Board and indicated that he would like to see Mr. Tucker succeed in his role as CEO. Mr. Goebel signaled that the Board would be open-minded to Mr. Biglari presenting candidates, including himself, to participate in the Board’s director search process. Mr. Biglari once again reiterated that he was only interested in having himself join the Board.
Throughout August 2025, representatives from the Company and GreenWood, including Mr. Tucker and Messrs. Wood and Torino and others, discussed the ongoing search for director candidates. During the discussions, Mr. Tucker expressed the Board’s openness to identifying independent director candidates that may bring fresh perspectives to the Board. Mr. Tucker and Messrs. Wood and Torino discussed possible director candidates, including Mr. Alan Smolinisky and potential candidates identified by GreenWood, and the backgrounds and skill sets that could be additive to the Board.
On September 26, 2025, the Nominating and Governance Committee interviewed Mr. Biglari, as part of its process to select a director slate for the upcoming Annual Meeting.
On October 21, 2025, the Biglari Group’s legal counsel sent a request for the Company’s director questionnaire to the Company. Ultimately, upon the recommendation of the Nominating and Governance Committee, the Board determined that Mr. Biglari was not well suited to serve as a director on the Board. Mr. Goebel informed Mr. Biglari of the Board’s determination on October 24, 2025. Upon notification, Mr. Biglari did not identify any other possible Board candidates. Instead, in Mr. Goebel’s view, Mr. Biglari became noticeably more aggressive in his responses and indicated that he would now need to wage a proxy contest, costing the Company “millions” of dollars.
On October 31, 2025, the Biglari Group submitted a notice of intent to nominate Mr. Biglari and Mr. Douglas Thompson to the Board at the Annual Meeting (the “Notice”). Prior to the Notice, Mr. Biglari had not identified Mr. Thompson as a potential candidate.
On November 3, 2025, the Biglari Group filed an amendment to its Schedule 13D with the SEC, disclosing that it had delivered the Notice to the Company.
Also on November 3, 2025, following the completion of the Nominating and Governance Committee’s evaluation and interview process and recommendation to the Board, the Company announced that the Company and GreenWood entered into a nomination and cooperation agreement, dated November 3, 2025 (the “GreenWood Cooperation Agreement”), pursuant to which Messrs. Smolinisky and King would be appointed to the Board as independent directors, effective November 7, 2025. Pursuant to the GreenWood Cooperation Agreement, among other things: (i) the Board agreed to nominate Messrs. King and Smolinisky to the Board; (ii) the size of the Board was increased from eight directors to ten, and the Company agreed that the size of the Board may not exceed ten directors without the prior written consent of GreenWood; and (iii) the Board established an advisory capital allocation committee of the Board comprised of Messrs. Smolinisky, Tucker and Ramirez Mena to support the Board’s and management’s review of the Company’s significant strategic initiatives, including with respect to its capital allocation priorities, portfolio of assets (including real estate), special capital projects and capital structure.
The GreenWood Cooperation Agreement also provides that GreenWood is subject to certain voting commitments and customary standstill restrictions, and the parties agreed to mutual non-disparagement provisions, in each case until 30 days prior to the deadline to submit shareholder notices of director nominations at the Company’s 2027 annual meeting of shareholders or 120 days prior to the anniversary of the date of the Annual Meeting.
For additional information regarding the GreenWood Cooperation Agreement, please refer to the section of this Proxy Statement entitled “Proposal One – Election of Directors – GreenWood Cooperation Agreement.”
20 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

On November 14, 2025, the Biglari Group filed certain soliciting materials with the SEC as DFAN14A, indicating its intent to file a preliminary proxy statement and accompanying gold proxy card with the SEC.
On November 14, 2025, Mr. Smolinisky filed a Form 3 with the SEC, reporting beneficial ownership of approximately 0.9% of the outstanding shares of Common Stock.
On November 18, 2025, GreenWood filed a Schedule 13D with the SEC, disclosing entrance into the GreenWood Cooperation Agreement and aggregate beneficial ownership of approximately 6.1% of the outstanding shares of Common Stock.
On December 16, 2025, the Company filed a preliminary proxy statement with the SEC.
On December 23, 2025, the Biglari Group delivered a notice to the Company withdrawing its nomination of Mr. Biglari.
On December 23, 2025, the Biglari Group filed a preliminary proxy statement with the SEC.
On December 29, 2025, the Biglari Group filed an amendment to its Schedule 13D with the SEC, disclosing the Biglari Group's withdrawal of its nomination of Mr. Biglari.
On December 30, 2025, the Company filed a revised preliminary proxy statement with the SEC.
Between January 2, 2026 and January 12, 2026, representatives of the Company and representatives of the Biglari Group held several discussions regarding, among other things, the withdrawal of Mr. Biglari as a nominee, the possibility of reaching a negotiated resolution and the scheduling of interviews with Mr. Thompson and an alternate candidate proposed by the Biglari Group.
On January 12, 2026, a representative of the Company emailed Mr. Thompson to congratulate him regarding the announcement of his new role as COO of CAVA Group, Inc. and to confirm his continued interest in interviewing with the Board. Mr. Thompson replied to the Company, notifying it that he withdrew his name from consideration as a nominee.
Between January 12, 2026 and January 16, 2026, representatives of the Company and representatives of the Biglari Group continued to engage in discussions regarding the composition of the Board.
On January 14, 2026, the Biglari Group filed an amendment to its Schedule 13D with the SEC, disclosing the Biglari Group's withdrawal of its nomination of Mr. Thompson and stating that the Biglari Group may engage in a “withhold campaign” against one or more directors of the Company at the Annual Meeting.
On January 20, 2026, the Company filed a second revised preliminary proxy statement with the SEC.
On January 21, 2026, the Company filed a definitive proxy statement with the SEC.
21 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PROPOSAL ONE — ELECTION OF DIRECTORS
PROPOSAL ONE — ELECTION OF DIRECTORS
All of the directors of the Company are elected annually and serve until the next Annual Meeting and until their respective successors are elected and qualified. The Company Nominees (each of whom is currently serving as a Director of the Company) are set forth below. All of the Company Nominees have indicated their willingness to serve, if elected, and have consented to be named in a Proxy Statement relating to the Annual Meeting. If any should be unable or unwilling to stand for election, the shares represented by proxies may be voted for a substitute designated by the Board, unless a contrary instruction is indicated in the proxy.
Nominees for Director
____________________________________________________________________________________________________________
The following table provides certain information about each of the Company Nominees as of January 21, 2026.

Name	Age	Position(s) with the Company	Director Since
Guillermo Diaz Jr.	60	Independent Director	2022
David Goebel	75	Independent Non-Executive Chairman of the Board	2008
Mark King	66	Independent Director	2025
Madeleine Kleiner	74	Independent Director	2011
Michael Murphy	68	Independent Director	2002
James Myers	68	Independent Director	2010
Enrique Ramirez	54	Independent Director	2024
Alan Smolinisky	46	Independent Director	2025
Lance Tucker	56	Chief Executive Officer and Director	2025
Vivien Yeung	53	Independent Director	2017

Vote Required for Approval
In the election of directors, you may vote FOR, AGAINST, or ABSTAIN. The Company’s Bylaws require that, in an election such as this, where the number of director nominees does not exceed the number of directors to be elected, each director will be elected by the vote of the majority of the votes cast (in person or by proxy) with respect to the director. A “majority of votes cast” means that the number of shares cast “FOR” a director’s election exceeds the number of votes cast “AGAINST” that director. For purposes of determining the votes cast, only those votes cast “FOR” or “AGAINST” are included. Neither a vote to ABSTAIN nor a broker non-vote will count as a vote cast FOR or AGAINST a director nominee and, as a result, will have no direct effect on the outcome of the election of directors. Additional information may be found in the Questions and Answers section under the heading “How are votes counted?”
In an uncontested election, a nominee who does not receive a majority of the votes cast will not be elected. An incumbent director who is not elected because he or she does not receive a majority of the votes cast will continue to serve but shall tender his or her resignation to the Board. The Nominating and Governance Committee will take action to determine whether to accept or reject the director’s resignation, or whether other action is appropriate, and will make a recommendation to the Board. Within ninety (90) days following the date of the certification of the election results, the Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale for such decision.
ON PROPOSAL ONE, ELECTION OF DIRECTORS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE COMPANY NOMINEES.
22 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PROPOSAL ONE — ELECTION OF DIRECTORS
Director Qualifications and Biographical Information
____________________________________________________________________________________________________________
Our Board includes individuals with expertise in executive leadership and management, accounting and finance, marketing and branding, and across restaurant, franchise, hospitality, retail, manufacturing, healthcare, and technology industries. Our directors have a diversity of backgrounds and experiences. We believe that, as a group, they work effectively together in overseeing our business, hold themselves to the highest standards of integrity, and are committed to representing the long-term best interests of our shareholders.
Biographical information for each of the Director nominees, including the key qualifications, experience, attributes, and skills that led our Board to the conclusion that each of the Director nominees should serve as a director, is set forth on the pages below. In addition to the business and professional experiences described below, our director nominees also serve on the boards of various civic and charitable organizations.
Director Nominees

Guillermo Diaz, Jr. Independent Director Since September 2022
Qualifications:

Mr. Diaz brings critical expertise to the Jack in the Box Board through his three decades of experience in telecommunications and information technology at leading companies such as Cisco Systems and Kloudspot. His proven ability to drive digital transformation is particularly valuable as Jack in the Box continues to enhance its customer experience through technology, optimize operational efficiency, and strengthen digital engagement strategies in an increasingly connected marketplace.

Mr. Diaz has been a director of the Company since September 2022. From January 2019 to January 2023, Mr. Diaz served as the Chairman of the Hispanic Technology Executive Council (“HITEC”), a premier, global executive leadership organization of senior business and technology executives building outstanding careers in technology. Since February 2022, Mr. Diaz has also served as the Founder and CEO of Conectado Inc., an innovative, Web 3 digital platform with the mission of accelerating access to opportunities for underrepresented minorities, and since August 2020, he has served on the Board of Directors for Blue Shield of California. Prior to his current roles, Mr. Diaz served as CEO at Kloudspot, Inc., an innovative predictive AI and IoT analytics platform provider, from February 2020 to December 2021, and served as Global Chief Information Officer (CIO) at Cisco Systems, Inc. from January 2000 to February 2020. In addition to his role as CIO at Cisco, he led the Customer Digital Transformation program, where he and his team leveraged Cisco’s own digital journey and thought leadership to partner with customers to develop their own digital transformation programs. Mr. Diaz began his career in telecommunications with the U.S. Navy, where he received a military scholarship and Bachelor of Science degree in Business Administration from Regis University in Colorado.

23 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PROPOSAL ONE — ELECTION OF DIRECTORS

David Goebel Non-Executive Chairman of the Board; Independent Director Since December 2008
Qualifications:

Mr. Goebel offers deep expertise that is highly relevant to Jack in the Box’s growth and operational priorities. With more than 40 years of leadership in retail, food service, and hospitality, he brings hands-on experience in restaurant operations, concept development, and supply chain management, which are critical areas for driving efficiency and innovation in a competitive quick-service environment. His background in franchising, risk management, succession planning, and executive development supports Jack in the Box’s franchise-driven model and long-term strategic planning. Additionally, his service on other boards provides valuable governance insight to strengthen oversight and shareholder value.

Mr. Goebel has been a director of the Company since December 2008 and has served as Non-Executive Chairman of the Board since June 2020. Since May 2008, he has served as a partner and Faculty Member for The ExCo Group LLC (formerly Merryck & Co. Americas), a worldwide firm that provides peer-to-peer mentoring services for CEOs and senior business executives. In 2008, Mr. Goebel became the founding principal and President of Santoku, Inc., a private company that operates a fast-casual healthy concept under the name Cultivare Greens & Grains and a fast- casual pizza concept under the name Pie Five Pizza Company. Mr. Goebel also served as acting President and CEO of Mr. Goodcents Franchise Systems, Inc. from 2010 until December 2014. From 2001 until 2007, he served in various executive positions at Applebee’s International, Inc., including as President and Chief Executive Officer in 2006-2007, during which time the company operated nearly 2,000 restaurants in the United States and internationally. Previously, Mr. Goebel was President of Summit Management, Inc., a consulting group specializing in executive development and strategic planning. Prior to that, he was the Chief Operating Officer of Finest Foodservice, LLC, a Boston Chicken/Boston Market franchise that he founded and co- owned, which was responsible for developing 80 restaurants within a seven-state area from 1994 until 1998. Since 2017, Mr. Goebel has served on the board of directors of Wingstop Inc. which operates and franchises more than 1,500 fast-casual restaurant locations across the United States and internationally. He currently serves as the Chair of their Compensation Committee and a member of their Nominating and Corporate Governance Committee. Since June 2020, Mr. Goebel has served on the board of directors of iOR Holdings, Inc., a private company that provides efficient solutions for office-based surgery in ophthalmology. Since October 2021, Mr. Goebel has also served on the board of directors of Murphy USA Inc., a leading marketer of retail motor fuel products and convenience merchandise, where he serves as a member of the Audit Committee and Executive Compensation Committee. Mr. Goebel holds a Bachelor of Arts in Sociology from the University of Notre Dame and a Bachelor of Science in Business Administration degree in Human Resources from The Ohio State University.

24 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PROPOSAL ONE — ELECTION OF DIRECTORS

Mark King Independent Director Since November 2025
Qualifications:

Mr. King brings over four decades of senior leadership experience in scaling consumer, retail, and franchised businesses—expertise that directly supports Jack in the Box’s franchise-driven growth strategy. His tenure as CEO of Taco Bell and leadership roles at Xponential Fitness provide deep insight into restaurant operations, brand positioning, and franchisee relationships, all critical to sustaining long-term success. Having successfully led turnarounds at global brands such as adidas and TaylorMade, Mr. King offers proven ability to revitalize performance, strengthen brand relevance, and drive innovation—capabilities that align with Jack in the Box’s strategic priorities of growth, operational excellence, and customer engagement.

Mr. King has been a director of the Company since November 2025. Mr. King was appointed to the Board pursuant to the GreenWood Cooperation Agreement. He most recently served from June 2024 until his retirement in August 2025 as Chief Executive Officer of Xponential Fitness, Inc., one of the leading global franchisors of boutique health-and-wellness brands. Prior to that, from August 2019 to December 2023, he was Chief Executive Officer of Taco Bell Corp., a multinational fast-food restaurant chain and a division of Yum! Brands, Inc. (“Yum! Brands”), a global restaurant operator including the KFC, Pizza Hut, and Taco Bell brands, where he led global brand strategy, franchising growth, and innovation. Earlier in his career, from 2014 to 2018, Mr. King was President of adidas North America, where he significantly expanded the brand’s U.S. presence, and he spent over three decades at TaylorMade Golf Company, rising from a sales representative to CEO. He holds a Bachelor of Business Administration from the University of Wisconsin–Green Bay.

For information regarding the arrangement pursuant to which Mr. King was appointed to the Board, please refer to the section of this Proxy Statement entitled “Proposal One – Election of Directors – GreenWood Cooperation Agreement.”

25 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PROPOSAL ONE — ELECTION OF DIRECTORS

Madeleine Kleiner Independent Director Since September 2011
Qualifications:

Ms. Kleiner offers extensive legal and governance expertise, including service as general counsel for two public companies and experience with corporate governance, risk management, securities compliance, and M&A. Her background with a major hospitality franchisor adds valuable insight into franchise operations and executive compensation, supporting Jack in the Box’s growth and governance priorities.

Ms. Kleiner has been a director of the Company since September 2011 and is currently Chair of the Nominating and Governance Committee. From 2001 to 2008, Ms. Kleiner was Executive Vice President, General Counsel and Corporate Secretary for Hilton Hotels Corporation ("Hilton"), a hotel and resort company. At Hilton, Ms. Kleiner oversaw the company’s legal affairs and the ethics, privacy and government affairs functions. She was also a member of the executive committee with significant responsibility for board of directors’ matters. From 1999 through 2001, Ms. Kleiner served as a director of a number of Merrill Lynch mutual funds operating under the Hotchkiss and Wiley name. From 1995 to 1998, Ms. Kleiner served as Senior Executive Vice President, Chief Administrative Officer and General Counsel of H. F. Ahmanson & Company and its subsidiary, Home Savings of America, where she was responsible for oversight of legal, human resources, legislative and government affairs and corporate communications. Previous to that, from 1977 to 1995, Ms. Kleiner was with the law firm of Gibson, Dunn & Crutcher LLP, including as partner from 1983 to 1995, where she advised corporations and their boards primarily in the areas of mergers and acquisitions, corporate governance, securities transactions and compliance. Ms. Kleiner has served on the board of directors of Northrop Grumman Corporation since 2008, where she is a member of the Compensation Committee and serves as Lead Independent Director. Ms. Kleiner received a Bachelor of Science in Urban Planning from Cornell University and a J.D. from Yale Law School.

Michael Murphy Independent Director Since September 2002
Qualifications:
Mr. Murphy brings extensive financial and operational expertise, including experience as CEO and CFO of Sharp and as a former Deloitte partner. His background in accounting, financial reporting, governance, and risk management is critical to ensuring transparency, operational efficiency, and strategic oversight for Jack in the Box’s franchise-driven business.

Mr. Murphy has been a director of the Company since September 2002 and is currently Chair of the Compensation Committee. Mr. Murphy served as President and Chief Executive Officer of Sharp HealthCare (“Sharp”), an integrated healthcare delivery system with multiple facilities and more than 18,000 employees, from April 1996 until his retirement in February 2019, and as member of the Sharp Board from 2007 through his retirement. During his tenure, Sharp was recognized with the Malcolm Baldrige National Quality Award, the nation’s highest Presidential honor for quality and organizational performance excellence. Prior to his appointment to President and Chief Executive Officer, Mr. Murphy served as Senior Vice President of Business Development and Legal Affairs for Sharp. He began his career at Sharp in 1991 as Chief Financial Officer of Grossmont Hospital before moving to a system-wide role as Vice President of Financial Accounting and Reporting. Prior to this, Mr. Murphy provided certified public accounting services, including as a partner, at Deloitte, a global professional services firm. Mr. Murphy holds a Bachelor of Science in Business Administration from California State University at Long Beach and is a Certified Public Accountant currently in inactive status.
26 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PROPOSAL ONE — ELECTION OF DIRECTORS

James Myers Independent Director Since December 2010
Qualifications:
Mr. Myers brings over 35 years of financial and operational experience, including 10 years as a CPA and auditor with KPMG and 25 years at Petco. His expertise in financial reporting, capital markets, M&A, and consumer brand strategy supports Jack in the Box’s growth, governance, and financial oversight priorities.

Mr. Myers has been a director of the Company since December 2010 and is currently Chair of the Finance Committee. Mr. Myers served as Chairman of the Board of Petco Health and Wellness Company, Inc. (“Petco”), a national pet supplies retailer with more than 1,500 stores in all 50 states, Puerto Rico and Mexico, from July 2015 until September 2018 and was also Petco’s Chief Executive Officer from 2004 until February 2017. Previously, Mr. Myers held the following positions at Petco: President from 2011 until 2015; Chief Financial Officer from 1998 to 2004; and Vice President and Controller from 1990. Prior to that, Mr. Myers was a Certified Public Accountant with KPMG LLP. Mr. Myers holds a Bachelor of Science in Accounting/Finance from John Carroll University.

Enrique Ramirez Independent Director Since January 2024
Qualifications:
Mr. Ramirez brings critical financial expertise and operational insight from his leadership experience in multi-unit retail and global restaurant operations. These capabilities are essential for guiding Jack in the Box’s franchise-driven growth, managing operational complexity, and identifying strategic opportunities while mitigating risk in a competitive quick-service environment.

Mr. Ramirez has been a director of the Company since January 2024 and currently serves as President and Chief Executive Officer of Buff City Soap, a rapidly expanding retailer of soaps, laundry, bath and body products with over 250 locations across the country, previously serving as President and Chief Financial Officer from February 2023 to May 2025, before becoming CEO in June 2025. From April 2020 until March 2022, he served as General Manager of Pizza Hut Latin America and Iberia, a division of Yum! Brands, a global restaurant operator including the KFC, Pizza Hut, and Taco Bell brands. From January 2014 to April 2020, he served as Chief Financial Officer of Pizza Hut Global (“Pizza Hut”). Mr. Ramirez held roles of increasing responsibility in finance and strategic development at Pizza Hut since 2010. He holds a Bachelor of Arts in Economics from the Instituto Tecnologico Autonomo de Mexico and an MBA from The Wharton School of the University of Pennsylvania.

27 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PROPOSAL ONE — ELECTION OF DIRECTORS

Alan Smolinisky Independent Director Since November 2025
Qualifications:
Mr. Smolinisky offers significant expertise in capital allocation, investing, and real estate management, supporting Jack in the Box’s growth and capital deployment priorities. His entrepreneurial leadership and deep knowledge of Southern California - our largest market - provide valuable insight into market strategy and shareholder value creation.

Mr. Smolinisky has been a director of the Company since November 2025. Mr. Smolinisky was appointed to the Board pursuant to the GreenWood Cooperation Agreement. Mr. Smolinisky is a principal of Conquest Housing, a commercial real estate company he co-founded when he was a college student in 1998 and the owner of the Palisadian-Post, a newspaper serving Pacific Palisades, California, which he purchased in 2012. Mr. Smolinisky’s decades of experience in leadership and ownership positions in the commercial real estate, sports, and media industries, have been defined by founding and scaling multiple enterprises, generating significant value and both identifying and investing in iconic brands and high-growth assets. He holds a Bachelor of Science in Music from the University of Southern California.

For information regarding the arrangement pursuant to which Mr. Smolinisky was appointed to the Board, please refer to the section of this Proxy Statement entitled “Proposal One – Election of Directors – GreenWood Cooperation Agreement.”

28 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PROPOSAL ONE — ELECTION OF DIRECTORS

Lance Tucker Chief Executive Officer; Director Since March 2025
Qualifications:
Mr. Tucker’s decade of experience as a restaurant industry executive includes leading operational improvements and providing critical insight into driving performance, which is a key priority for Jack in the Box. Combined with over 20 years in corporate finance and leadership, he offers a unique perspective on aligning financial discipline with strategic growth in the quick-service restaurant sector.

Mr. Tucker has been the Chief Executive Officer and a director of the Company since March 2025. Mr. Tucker previously served as the Company’s interim principal executive officer from February 2025 and Chief Financial Officer from November 2024, both until his appointment as Chief Executive Officer. He previously served in this same role as the Company’s Executive Vice President, Chief Financial Officer from March 2018 to September 2020. Most recently, he served as the Chief Financial Officer of Davidson Hotel Company LLC (“Davidson Hospitality Group”), an award-winning, full-service hospitality management company overseeing hotels, restaurants, dining and entertainment venues across the United States from January 2022 until January 2025. Prior to that, from September 2020 until January 2022, he was the Chief Financial Officer of CKE Restaurants Holdings, Inc., an American fast-food company and the parent organization for the Carl’s Jr. and Hardee’s brands, where he was responsible for all finance and accounting and helped drive the company’s full business transformation process. Prior to joining the Company in March 2018, Mr. Tucker held several senior leadership positions at Papa John’s International, Inc. (“Papa John’s”). From February 2011 to February 2018, he served as Senior Vice President, Chief Financial Officer and Treasurer and added Chief Administrative Officer in February 2012. From June 2010 to February 2011, he was Chief of Staff and Senior Vice President, Strategic Planning for Papa John’s. Prior to that, he served as its Chief of Staff and Vice President, Strategic Planning from June 2009 to June 2010. Prior to joining Papa John’s, Mr. Tucker served as the Chief Financial Officer of Evergreen Real Estate Services, LLC, from 2003 to 2009, and held leadership positions with several finance companies from 1999 to 2003. Previously, from 1994 to 1999, he served as the Director of Finance for Papa John’s International, Inc. He holds a Bachelor of Arts in Accounting from Transylvania University.

29 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PROPOSAL ONE — ELECTION OF DIRECTORS

Vivien Yeung Independent Director Since April 2017
Qualifications:
Ms. Yeung offers extensive experience in strategy, marketing, and growth from leadership roles at Kohl’s, Lululemon, and Starbucks. Her expertise in channel development and pricing supports Jack in the Box’s efforts to strengthen brand positioning.

Ms. Yeung has been a director of the Company since April 2017. Ms. Yeung currently serves as an Executive Mentor with the ExCo Group, LLC, a worldwide firm that provides peer to peer mentoring services for CEOs and senior business executives. Ms. Yeung is currently serving as a strategic advisor to Bain & Company (“Bain”), a global management consulting firm since 2023. She served as the Executive Vice President & Chief Strategy Officer of Kohl’s Corporation (“Kohl’s”), a national department store retailer, from May 2020 to April 2023. From January 2018 to November, 2019, Ms. Yeung served as General Manager, Venture at Lululemon Athletica Inc (“Lululemon”), a healthy lifestyle inspired athletic apparel company. She previously served as that company’s Chief Strategy Officer from May 2015 to January 2018, and as Vice President, Strategy from November 2011 to May 2015. From 2008 until 2011, Ms. Yeung was an independent consultant working with philanthropies, non-profit organizations and small to medium-sized enterprises on strategy development. From 2002 to 2008, she held positions with increasing responsibilities at Starbucks Coffee Company (“Starbucks”), a global premium food and beverage retailer, leading strategy development and process improvement for its North America, International, and Global Product organizations. Ms. Yeung started her career with Bain & Company, advising clients on growth, operational and investment strategies across Greater China, Southeast Asia and Australia. Ms. Yeung received a Bachelor of Arts and a Master of Arts in Economics from the University of Cambridge as well as an MBA in General Management from Harvard Business School.
GreenWood Cooperation Agreement
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On November 3, 2025, the Company entered into the GreenWood Cooperation Agreement, pursuant to which, among other things:

•the Board agreed to nominate Messrs. King and Smolinisky to the Board;
•the size of the Board was increased from eight directors to ten, and the Company agreed that the size of the Board may not exceed ten directors without the prior written consent of GreenWood; and
•the Board established an advisory capital allocation committee of the Board comprised of Messrs. Smolinisky, Tucker and Ramirez, which committee supports the Board’s and management’s review of the Company’s significant strategic initiatives, including with respect to its capital allocation priorities, portfolio of assets (including real estate), special capital projects and capital structure.

The GreenWood Cooperation Agreement also provides that GreenWood is subject to certain voting commitments and customary standstill restrictions, and the parties agreed to mutual non-disparagement provisions, in each case until 30 days prior to the deadline to submit shareholder notices of director nominations at the Company’s 2027 annual meeting of shareholders or 120 days prior to the anniversary of the date of the Annual Meeting.

The foregoing description of the GreenWood Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the GreenWood Cooperation Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 7, 2025.

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CORPORATE GOVERNANCE
CORPORATE GOVERNANCE
We operate within a comprehensive corporate governance structure driving and expecting the highest standards of professional and personal conduct. Our Corporate Governance Principles and Practices, our ethics Code of Conduct: “The Integrity Playbook,” the charters for our Audit, Capital Allocation, Compensation, and Nominating and Governance Committees, and other corporate governance information, are available at http://investors.jackinthebox.com. These materials are also available in print to any shareholder upon written request to the Company’s Corporate Secretary, Jack in the Box Inc., 9357 Spectrum Center Blvd., San Diego, CA 92123. The information on our website is not a part of this Proxy Statement and is not incorporated into any of our filings made with the Securities and Exchange Commission.
Directors’ Independence
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The Jack in the Box Inc. Director Independence Guidelines provide that a director is not independent if he or she is: (a) a director, executive officer, partner or owner of 5% or greater interest in a company that either purchases from or makes sales to our Company that total more than one percent of the consolidated gross revenues of such company for that fiscal year; (b) a director, executive officer, partner or owner of 5% or greater interest in a company from which our Company borrows an amount equal to or greater than one percent of the consolidated assets of either our Company or such other company; or (c) a trustee, director or executive officer of a charitable organization that has received in that fiscal year discretionary donations from our Company that total more than 1% of the organization’s latest publicly available national annual charitable receipts.
The Board has analyzed the independence of each Director. It has been determined that all but Mr. Tucker are independent directors under the NASDAQ Listing Rules, as well as the additional Director Independence Guidelines adopted by the Board. As part of its analysis, the Board determined that none of these Directors have a material relationship with the Company. Mr. Tucker is our current Chief Executive Officer and an employee, and therefore he is not considered “independent” as that term is defined by the relevant listing rules and governance guidelines.
Board Meetings, Annual Meeting of Shareholders, and Attendance
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In fiscal 2025, each director attended more than 75% of the meetings of the Board and of the committees on which he or she served. The Board held eight meetings in fiscal 2025.
While we do not have a formal attendance policy regarding attendance by our directors at our annual shareholder meetings, all directors standing for election in 2026 and who were Company directors at the time attended the 2025 Annual Meeting.
Determination of Current Board Leadership Structure
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In April 2020, the Board of Directors, with input from the Nominating and Governance Committee, appointed independent director David Goebel as Non-Executive Chairman of the Board. Previously, Mr. Goebel has been on the Board of Directors since December 2008 and previously served as the Lead Independent Director. The Nominating and Governance Committee’s Charter provides that the Committee will annually assess the leadership structure of the Board and recommend a structure to the Board for approval.
In November 2025, the Board of Directors, with input from the Nominating and Governance Committee, conducted this annual assessment, including assessing whether the roles of Chief Executive Officer (“CEO”) and Chairman of the Board should continue to be split between two different individuals. Based on the recommendation of the Nominating and Governance Committee, the Board believes that the leadership structure with an independent Chairman of the Board is still appropriate at this time and will promote continued effective decision-making.
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The Board believes that separating these two positions enables our Chairman to lead the Board of Directors in its oversight and advisory roles and allows our Chief Executive Officer to focus on supervising the Company’s day-to-day business operations and developing and implementing the Company’s business strategies and objectives. Because of the many responsibilities of the Board of Directors and the significant time and effort required by each of the Chairman and the Chief Executive Officer to perform their respective duties, the Board believes that at this time having separate persons in these roles enhances the ability of each to discharge those duties effectively and, as a result, enhances the Company’s prospects for success.
As Chairman, Mr. Goebel will continue to call and preside at meetings of the independent directors as well as the Board, and he will, in consultation with the CEO and other directors, establish the agenda for each Board of Director’s meeting. The Chairman also serves as the spokesman for the Board of Directors should any public communications from the Board be appropriate. As noted earlier, the Board assesses its leadership structure on a regular basis and would revisit the current structure should it deem a change in that structure appropriate.
The Board’s Role in Risk Oversight
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Management is responsible for the Company’s day-to-day risk management. The Board’s role is to provide oversight of the processes designed to identify, assess and monitor key risks and risk mitigation activities. The Board fulfills its risk oversight responsibilities through (i) quarterly reports from the Head of Internal Audit (Internal Audit Head) to the Audit Committee relating to risk management and oversight; (ii) ongoing enterprise risk management discussions by the full Board with the Director of Internal Audit and Company leadership; (iii) receiving reports directly from employees responsible for the management of particular business risks; and (iv) reports by each Committee Chair regarding the respective Committee’s oversight of specific risk topics.
The Board reviews cybersecurity risk with the Chief Information Officer regularly and has delegated oversight of other specific risk areas to Committees of the Board. For example, the Audit Committee discusses with Management the Company’s major financial risk exposures and the steps Management has taken to monitor and mitigate those risks. As another example, the Compensation Committee discusses with its independent consultant, Management and the Compensation Risk Committee the risks arising in connection with the design of the Company’s compensation programs and succession planning. The risk oversight responsibility of each Board Committee is described in its committee charter available at http://investors.jackinthebox.com.
A more detailed discussion of the Compensation Committee’s oversight of compensation risk is found in the Section “Compensation Risk Analysis” contained later in this Proxy Statement.
The Board’s Role in Succession Planning
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The Board oversees and expects Management to have an ongoing program for effective senior leadership development and succession. As reflected in our Corporate Governance Principles and Practices, the Board’s practice is to have the CEO review at least annually with the full Board the abilities of the key senior managers and their likely successors. The Board also considers management succession issues when meeting in executive session at each Board meeting. Additionally, the Board oversees ongoing plans for management development and retention, as well as executive succession, including CEO succession. At times, the Board will delegate to the Compensation Committee or to an Ad Hoc Succession Planning Committee of the Board, responsibility to review and advise on succession planning, in which case the Board expects the Committee to review such plans with Management and the Board and to make recommendations to the Board with respect thereto.
Committees of the Board
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The Board of Directors has four standing committees: Audit, Capital Allocation, Compensation, and Nominating and Governance. The Board considers new committee and chair assignments and the designation of a Non-Executive Chairman of the Board each February. Effective February 2025, the Board of Directors approved the Board Committee assignments for the year (with the exception of the Capital Allocation Committee which had not yet formed) and re-designated David Goebel as the Non-Executive Chairman of the Board. The current committee makeup is provided in the “Board Nominees” table in the Proxy Summary.
The authority and responsibility of each Committee is summarized below. A more detailed description of the functions of the Audit, Compensation, and Nominating and Governance Committees is included in each Committee charter available at http://investors.jackinthebox.com.
Audit Committee. As more fully described in its charter, the Audit Committee assists the Board of Directors with overseeing:
•the integrity of the Company's financial reports;
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•the Company's compliance with legal and regulatory requirements;
•the independent registered public accountant's performance, qualifications and independence;
•the performance of the Company's internal auditors; and
•the Company's processes for identifying, evaluating, and addressing major financial, legal, regulatory compliance, and enterprise risks.
The Audit Committee has sole authority to select, evaluate, and, when appropriate, replace the Company’s independent registered public accountants. The Audit Committee has appointed KPMG LLP (“KPMG”) as its independent registered public accountants for fiscal 2026 and is asking the shareholders to ratify this appointment in Proposal 2. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider the selection to determine, in its discretion, whether to retain KPMG or to select a different registered public accountant. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year.
The Audit Committee meets at least each quarter with KPMG, Management and the Company’s Internal Audit Head, to review the Company’s annual and interim consolidated financial results before the publication of quarterly earnings press releases and the filing of quarterly and annual reports with the Securities and Exchange Commission. The Audit Committee also meets at least each quarter in private sessions with KPMG, Management, and the Internal Audit Head. The Audit Committee also oversees the Company’s Business Ethics Program, which includes receiving a quarterly report from the Ethics Officer. The Board of Directors has determined that Mr. King, Mr. Myers, Mr. Ramirez, and Ms. Yeung of the Audit Committee each qualify as an “audit committee financial expert” as defined by SEC rules. All members of the Audit Committee have financial literacy.
The Audit Committee held five meetings in fiscal 2025. Additional information regarding the Audit Committee is set forth in the “Report of the Audit Committee” section of this proxy.
Capital Allocation Committee. The Capital Allocation Committee was established by the Board in November 2025, pursuant to a resolution in connection with the GreenWood Cooperation Agreement. As more fully described in its charter, the Capital Allocation Committee’s role is to support the Board and management in evaluating and advising on the Company’s most significant strategic capital decisions. These include, but are not limited to, capital allocation priorities, capital structure, special capital projects, and the optimization of the Company’s asset base – particularly the real-estate portfolio. The Capital Allocation Committee is new and therefore did not hold any meetings in fiscal 2025. The Committee plans to hold its first meeting in February 2026.
Compensation Committee. As more fully described in its charter, the Compensation Committee assists the Board in discharging the Board’s responsibilities relating to director and executive officer compensation, and it oversees the performance evaluation of Management. The Compensation Committee reviews and approves the Company’s compensation philosophy and the compensation of executive officers, including short and long-term metrics and goals and compensation components (e.g., cash, equity and other forms of compensation). The Compensation Committee discusses with Management and reports to the Board any significant risks associated with the design and administration of the Company’s compensation programs and succession planning, and actions taken by Management to mitigate such risks. The Committee has approved the disclosures in the Company’s “Compensation Discussion and Analysis” section of this Proxy Statement. The Compensation Committee held six meetings in fiscal 2025.
Nominating and Governance Committee. As more fully described in its charter, the Nominating and Governance Committee duties include assessing the makeup and diversity of the Board, identifying and recommending qualified candidates to be nominated for election as directors at the Annual Meeting or to be appointed by the Board to fill an existing or newly created vacancy on the Board; recommending members of the Board to serve on each Board committee; and annually reviewing and recommending the leadership structure of the Board. The Nominating and Governance Committee discusses with Management and reports to the Board major risk exposures in connection with matters overseen by the Committee. Its activities include:
•evaluating director candidates for nomination;
•evaluating the appropriate Board size;
•reviewing and recommending corporate governance guidelines to the Board;
•providing oversight with respect to the annual evaluation of Board, Committee and individual director performance;
•overseeing the Company’s political and charitable contributions;
•assisting the Board in its oversight of the Company’s insider trading compliance program;
• recommending director education; and
•overseeing the Company’s corporate responsibility and sustainability strategy, initiatives, and policies.
All of the Company Nominees currently serve on the Board of Directors and are known to the Nominating and Governance Committee in that capacity. The Nominating and Governance Committee held four meetings in fiscal 2025.
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Committee Member Independence
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The Board has determined that each member of the Audit, Compensation, and Nominating and Governance Committees is an independent director for purposes of the NASDAQ Listing Rules as well as under the additional Director Independence Guidelines adopted by the Board. In addition, the members of the Audit Committee are all independent as required under Rule 10A-3(b)(1)(ii) under the Exchange Act, and the members of the Compensation Committee meet the definitions of (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (“IRC”), and (iii) the requirements of Rule 10C-1 under the Exchange Act.
Executive Sessions
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Our independent, non-employee Directors meet in executive session without Management present at each regularly scheduled meeting of the Board. Mr. Goebel leads such executive sessions in his role as Non-Executive Chairman. The Audit Committee also holds executive sessions at each regularly scheduled meeting, and the other Committees of the Board meet in executive session as they deem appropriate.
Board Composition and Refreshment
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Policy Regarding Consideration of Director Candidates and Makeup and Diversity of the Board. The Nominating and Governance Committee has the responsibility to identify, screen, and recommend qualified candidates to the Board for nomination as directors. In evaluating director candidates, the Nominating and Governance Committee considers the qualifications listed in the Jack in the Box Inc. Corporate Governance Principles and Practices, which are available at http://investors.jackinthebox.com. The following are some of the factors generally considered by the Nominating and Governance Committee in evaluating director candidates:
•the appropriate size of the Board;
•the perceived needs of the Company for particular skills, background, and business experience;
•the skills, background, reputation and experience of the nominees, including whether those qualities add to a diversity of experiences, backgrounds, individuals, viewpoints and perspectives on the Board;
•leadership, character and integrity;
•independence from Management and from potential conflicts of interest with the Company;
•experience with accounting rules and practices;
•experience with executive compensation;
•applicable regulatory and listing requirements, including independence requirements and legal considerations;
•interpersonal and communications skills and the benefits of a constructive working relationship among directors; and
•the desire to balance the considerable benefits of continuity with the periodic injection of the fresh perspective provided by new members.
The Nominating and Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and its shareholders.
Retirement Policy. The Board has adopted a retirement policy under which directors may not stand for election or be appointed after age 75. However, the Nominating and Governance Committee may recommend, and the Board may approve, the nomination for re-election of a director at or after the age of 75, if, in light of all the circumstances, it is in the best interests of the Company and its shareholders. The Nominating and Governance recommended to the Board, and the Board approved, the nomination for re-election of David Goebel at this year's Annual Meeting, as the Board believes it is in the best interests of the Company and its shareholders for Mr. Goebel to continue to serve on the Board at this time. The Board does not believe it should establish term limits which could disadvantage the Company by forcing out directors whose tenure and experience continue to add value to the workings of the Board.
Board Tenure Review Policy. The Company has a tenure review policy pursuant to which any director who has served more than 12 years on the Board shall submit to the Committee his or her voluntary offer to resign from the Board. The Committee undertakes a thorough review of any such director’s continued effectiveness and appropriateness for service and recommends to the full Board that it either accept or reject the offer of resignation; in the latter event, the long- tenured director may continue to serve on the Board and must re-submit his or her resignation offer every three years for subsequent review.
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Shareholder Recommendations and Board Nominations
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In order to be evaluated pursuant to the Nominating and Governance Committee’s established procedures, shareholder recommendations for candidates for the Board must be sent in writing to the following address at least 120 days prior to the first anniversary of the date of the previous year’s Annual Meeting of Shareholders:
Nominating and Governance Committee of the Board of Directors c/o Office of the Corporate Secretary
Jack in the Box Inc.
9357 Spectrum Center Blvd.
San Diego, CA 92123
Any recommendation submitted by a shareholder to the Nominating and Governance Committee must include the same information concerning the potential candidate and the recommending shareholder as would be required under Article III, Section 3.16 of the Jack in the Box Inc. Bylaws if the shareholder wished to nominate the candidate directly. The Committee considers all candidates regardless of the source of the recommendation. In addition to shareholder recommendations, the Committee considers recommendations from current directors, Company personnel and others. The Company generally retains a search firm to assist it in identifying and screening candidates, and in conducting reference checks. The Committee applies the same standards in evaluating candidates submitted by shareholders as it does in evaluating candidates submitted by other sources.
A candidate nominated by a shareholder for election at an Annual Meeting of Shareholders will not be eligible for election unless the shareholder proposing the nominee has provided timely notice of the nomination in accordance with the deadlines (at least 120 days and no more than 150 days prior to the first anniversary of the date of the previous year’s Annual Meeting of Shareholders) and other requirements set forth in the Company’s Bylaws. Article III, Section 3.16 of the Company’s Bylaws provides that, in order to be eligible for election as a director, a candidate must deliver to the Corporate Secretary statements indicating whether the candidate:
•is a party to any voting commitment that has not been disclosed to the Company;
•is a party to any voting commitment that could limit the nominee's ability to carry out a director's fiduciary duties;
•is a party to any arrangements for compensation, reimbursement, or indemnification in connection with service as a director and has committed not to become a party to any such arrangement; and
•will comply with the Company's publicly disclosed policies and guidelines.
The foregoing is a summary of provisions of the Company’s Bylaws and is qualified by reference to the actual provisions of Article III, Section 3.16.
Code of Conduct
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Jack in the Box Inc. is committed to establishing and maintaining an effective ethics and compliance program that is intended to increase the likelihood of preventing, detecting, and correcting ethical lapses and violations of law or Company policy. In 1998, the Company adopted a Code of Conduct (the “Code”) which applies to all officers, and employees, as well as to our Board of Directors. The Company also provides our franchisees and significant vendors with our Code and with procedures for communicating any ethics or compliance concerns to the Company. The Code is revised from time to time, most recently in November 2024 to incorporate the Del Taco brand.
The Code is available on the Company’s website at http://investors.jackinthebox.com. We will disclose amendments to, or waivers of our Code that are required to be disclosed under the securities rules, by posting such information on the Company’s website, www.jackinthebox.com. Any waiver of our Code for directors or executive officers must be approved by the Board of Directors. The Company did not grant any such waivers in fiscal 2025 and does not anticipate granting any such waiver in fiscal 2026.
Compensation Committee Interlocks and Insider Participation
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No member of our Compensation Committee is an officer, former officer, or employee of the Company. During fiscal 2025, no member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. During fiscal 2025, no interlocking relationship existed between any of our executive officers or Compensation Committee members, on the one hand, and the executive officers or Compensation Committee members of any other entity, on the other hand.
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Additional Corporate Governance Principles and Practices
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The Company has adopted Corporate Governance Principles and Practices which contain general principles and practices regarding the functioning of the Board of Directors and the Board Committees. The Nominating and Governance Committee regularly reviews the Principles and Practices and recommends revisions if and as appropriate. The full text of the Principles and Practices may be found at http://investors.jackinthebox.com. The Principles and Practices address many of the items discussed above, and also include the following items:
Limitation on Other Board Service. Non-employee directors may not serve on the boards of more than three other public companies. Our Corporate Officers are generally limited to serving on no more than one outside public company board, taking into consideration the time commitment and potential business conflicts inherent in such service.
Review of Director Skill Matrix. The Nominating and Governance Committee annually utilizes a skill matrix to assess the capabilities of the current directors and any needs for the Board as a whole. The matrix itself is updated if and as necessary to assure that it remains relevant to the evolving needs of the Company and the Board.
Board, Committee, and Individual Director Evaluations. The directors annually participate in a robust evaluation process focusing on an assessment of Board operations as a whole and the service of each director. Additionally, each of the Audit, Capital Allocation, Compensation, and Nominating and Governance Committees conducts a separate evaluation of its own performance and the adequacy of its charter. The Nominating and Governance Committee coordinates the evaluation of individual directors and of the Board operations, and reviews and reports to the Board on the outcome of these self-evaluations. As part of the evaluation process most years, the Non-Executive Chairman of the Board will meet individually with each director to generate and discuss any ideas for improving the effectiveness of the director and/or the Board.
New Director Orientation and Continuing Education. The Board works with Management to schedule new-director orientation programs and continuing education programs for directors. Orientation is designed to familiarize new directors with the Company and the franchise restaurant industry as well as Company personnel, facilities, strategies and challenges, and corporate governance practices, including board ethics. Continuing education programs may include in-house and third-party presentations and programs.
Corporate Responsibility
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We believe the success of our past and of our future is built on the foundation of conducting our business with honesty, integrity and an uncompromised standard of ethics. Integrity is at the core of our interactions with each other and with our guests. This requires more than offering delicious food with friendly service. We strive to instill an environment of open communication and strong ethics throughout the organization and in all our business relationships.
Corporate responsibility oversight is conducted from the highest levels of our organization. Our Nominating and Governance Committee oversees our corporate responsibility and sustainability strategy, initiatives, and policies, and it reviews management’s assessments of such strategy, initiatives, and policies. Additionally, the other committees of the Board are briefed on corporate responsibility matters relevant to their scope. For example, the Audit Committee is responsible for enterprise risk management and oversight over the Company’s ethics program in promoting an ethical culture, while the Compensation Committee oversees topics such as gender pay equity and human capital management.
At the management level, corporate responsibility oversight is provided by our Chief Legal & Administrative Officer and our Corporate Responsibility Steering Committee, who support our ongoing commitment to sustainability and the integration of corporate responsibility into our business operations. Our Corporate Responsibility Steering Committee is charged with setting the Company’s corporate responsibility strategy; overseeing communication with employees, investors and other stakeholders with respect to corporate responsibility matters; and monitoring and anticipating developments related to and improving our understanding of corporate responsibility matters. The Corporate Responsibility Steering Committee is made up of subject-matter experts in relevant disciplines across our organization such as human resources, operations, supply chain, investor relations, and legal and government affairs. The Committee reports to the Board of Directors at least annually and to the Nominating and Governance Committee at least biannually.
We published a Sustainability Report in 2023, which can be found on our website at http://investors.jackinthebox.com.
Our baseline fiscal 2023 Scope 1 and 2 greenhouse gas (“GHG”) emissions and short-term, medium-term, and long-term goals to reduce those baseline emissions are disclosed on our website at http://investors.jackinthebox.com.
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DIRECTOR COMPENSATION AND STOCK OWNERSHIP REQUIREMENTS
DIRECTOR COMPENSATION AND STOCK OWNERSHIP REQUIREMENTS
The Compensation Committee of the Board of Directors (the “Committee”) regularly reviews our director compensation program and recommends changes, if any, to the Board for its approval, as required by its charter. The following discussion of compensation and stock ownership requirements applies only to our independent directors. We do not pay any Company employee who serves as director any additional compensation for serving as a director. Mr. Tucker (and our former CEO Mr. Harris) is the only director who is an employee of the Company and compensated only as an executive officer.
The Board believes that total compensation for directors should reflect the work required in both (i) their ongoing oversight and governance role and (ii) their continuous focus on driving long-term performance and shareholder value. The compensation program is designed to provide pay that is within a competitive range approximating the 50th percentile of pay of directors in the Company’s Compensation Peer Group.
Director Compensation Program Review
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The Committee reviews the appropriateness and competitiveness of our director compensation program at least every two years. To support the Committee's review, and at its request in September 2023, the Committee’s independent compensation consultant Meridian Compensation Partners (“Meridian”) provided an analysis of the form and amount of our director compensation compared to the Compensation Peer Group, and the Board approved changes that were effective following the March, 1, 2024 Annual Meeting of Shareholders. For fiscal 2025, the Committee recommended no changes to our director compensation program.
Director Stock Ownership and Holding Requirements
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To align the interest of our directors and our shareholders, the Board believes directors should maintain a meaningful personal financial stake in the Company by holding shares of our Common Stock. Our expectations are as follows:

Key Provisions	Explanation
Stock Ownership Requirement	•Amount equal to 5x the Annual Board Service Cash Retainer
Time period to meet expectation	•Meets expectation within a reasonable period after joining the Board
Shares counted toward ownership	•Direct holdings, unvested time-based RSUs, and deferred stock units and common stock equivalents
Holding Expectation	•Required to hold at least 50% of the shares resulting from the vesting of RSUs until the stock ownership requirement is met

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DIRECTOR COMPENSATION AND STOCK OWNERSHIP REQUIREMENTS
The table below shows each director’s ownership value as of the end of fiscal 2025, based on a closing stock price of $20.23 on September 26, 2025 (the last trading day of fiscal 2025).

Name	Direct Holdings/ Unvested RSUs (#)	Deferred Units / Common Stock Equivalents (#)	Total Value(1) ($)
Mr. Diaz	6,495	-----	$131,394
Mr. Goebel	14,308	25,147	$798,175
Ms. Kleiner	10,046	16,392	$534,841
Mr. Murphy	5,163	72,529	$1,571,709
Mr. Myers	9,333	27,833	$751,868
Mr. Ramirez	5,163	-----	$104,447
Ms. Yeung	6,495	11,629	$366,649
(1)Each director meets the stock ownership requirement except for Messrs. Diaz and Ramirez who joined the Board in September 2022 and January 2024 respectively, and are still within the period of time permitted to meet the ownership expectation; and, Ms. Yeung who fell just below the requirement due to the decrease in the Company's stock price at fiscal year end. None of the directors sold any shares during fiscal 2025.
Summary of Fiscal 2025 Compensation Program
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Our director compensation program includes a combination of cash retainers and an annual stock award granted in the form of time-vested restricted stock units (“RSUs”). Directors are reimbursed for usual and customary travel and out-of-pocket expenses incurred in connection with attendance at Board and committee meetings.
•Cash retainers are paid quarterly in arrears for Board service and for serving as Chair and/or member of Board committees. New directors receive a prorated quarterly retainer payment, if applicable, following his or her appointment to the Board. The Non-Executive Chairman receives an additional cash retainer and a higher stock award value for serving as Chairman.

•Directors receive annual grants of RSUs because RSUs cause the value of directors' share ownership to increase and decrease along with other shareholders, serving the objective of long-term alignment with shareholder interests. RSUs are also the majority form of director compensation among our Compensation Peer Group. The number of RSUs granted is determined by dividing the annual restricted stock award value by the closing price of Common Stock on the date of the annual grant, which is shortly after the Annual Meeting of Shareholders, provided the director is providing services to the Company on the date of grant. RSUs vest the earlier of the first business day 12 months from the date of grant (unless deferred) or upon the director’s termination of service with the Board.

Annual Compensation Element(1)(2)	Amount($)
Board Service Cash Retainer	$75,000
Restricted Stock Award Value	$125,000
Additional Non-Executive Chairman Restricted Stock Award Value	$60,000
Committee Chairs:
Audit	$25,000
Compensation	$25,000
Nominating & Governance (N&G)	$15,000
Committee Members:
Audit	$12,500
Compensation	$10,000
Nominating & Governance (N&G)	$10,000
Additional Non-Executive Chairman Cash Retainer	$60,000
(1)Directors may elect to defer receipt of their cash retainers in the form of Common Stock Equivalents under the Jack in the Box Inc. Deferred Compensation Plan for Non- Management Directors (the “Deferred Compensation Plan”). The number of Common Stock Equivalents credited to a director’s account is based on a per share price equal to the average of the closing price of Common Stock on the NASDAQ Stock Market for the 10 trading days immediately preceding the date the deferred compensation is credited to the director’s account. Under the Deferred Compensation Plan, to the extent dividends are paid, dividend equivalents and fractions thereof are converted to additional Common Stock equivalents and are credited to a director’s deferred compensation account as of the dividend payment dates. Each director’s
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account is settled in an equal number of shares of Common Stock upon the director’s termination of service from the Board. The Deferred Compensation Plan is a non-qualified plan under the Internal Revenue Code.
(2)Directors may elect to defer receipt of shares issuable under RSU awards to termination of their Board Service; and beginning with the February 2015 RSU awards, shares that have vested and been deferred earn a dividend (in the form of Common Stock equivalents) to the same extent the Company pays a dividend on outstanding shares. In April 2025, the Company introduced its "JACK on Track" plan which included discontinuing dividends effective immediately.
Fiscal 2025 Compensation
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The table below sets forth the compensation for each non-employee director who served on the Board in fiscal 2025.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
Mr. Diaz	$97,500	$119,567	$—	$217,067
Mr. Goebel	$155,000	$176,953	$21,659	$353,612
Ms. John (4)	$47,500	$—	$3,787	$51,287
Ms. Kleiner	$100,000	$119,567	$9,324	$228,891
Mr. Murphy	$100,000	$119,567	$54,597	$274,176
Mr. Myers	$100,000	$119,567	$21,909	$241,476
Mr. Ramirez	$87,500	$119,567	$—	$207,067
Ms. Yeung	$92,500	$119,567	$10,017	$222,084
(1)“Fees Earned or Paid in Cash” reflects Board and Committee retainers paid to each director in fiscal 2025 either (a) in cash or (b) deferred at the director’s election.
(2)“Stock Awards” reflect the grant date fair value of the annual RSUs granted pursuant to the Director Compensation Program, which are issued under the 2023 Omnibus Incentive Plan, computed in accordance with ASC 718.
(3)The amount reported in the “All Other Compensation” column reflects two dividend payments made during fiscal 2025 that were credited to the applicable directors’ Common Stock equivalent accounts, in connection with (1) the respective director’s prior deferral of cash retainers under the Director Deferred Compensation Plan described above in footnote 1 to the Annual Compensation Program table, and/or (2) beginning with the February 2015 RSU award, vested deferred RSUs as described footnote 2 to the Annual Compensation Program table. Dividends are paid only to the same extent the Company pays a dividend on outstanding shares.
(4)Ms. John did not stand for re-election in February 2025. For fiscal 2025 she received one quarterly cash retainer payment and did not receive an annual stock award.

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REPORT OF THE AUDIT COMMITTEE
REPORT OF THE AUDIT COMMITTEE
The following is the report of the Audit Committee with respect to Jack in the Box Inc.’s audited consolidated financial statements for the fiscal year ended September 28, 2025.
The Audit Committee has reviewed and discussed the annual consolidated financial statements with Management and KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm (the “independent auditor”). Management is responsible for the financial reporting process, the system of internal controls, including internal control over financial reporting, risk management and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting. The Audit Committee is responsible for the appointment, compensation and oversight of the independent auditor.
The Audit Committee met on five occasions in the fiscal year ended September 28, 2025. The Audit Committee met with the independent auditor, with and without Management present, to discuss the results of its audit and quarterly reviews of the Company’s financial statements. The Audit Committee also discussed with the independent auditor the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Statement on Auditing Standards No. 1301 Communications with Audit Committees. The Audit Committee also received from the Company’s independent auditor the written disclosures and the letter required by applicable requirements of the PCAOB regarding their communications with the Audit Committee concerning independence and has discussed with the independent auditor its independence from the Company. The Audit Committee also has considered whether the provision of non-audit services to the Company is compatible with the independence of the independent auditor. In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s Management and internal audit group as well as the Company’s independent auditor whose reports express opinions on the conformity of the Company’s annual financial statements with U.S. generally accepted accounting principles and on the effectiveness of internal control over financial reporting.
Based on the reviews and discussions referred to above, and the reports of KPMG, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2025, for filing with the SEC.

THE AUDIT COMMITTEE
James Myers, Chair
Guillermo Diaz, Jr.
Enrique Ramirez
Vivien Yeung

This report is not deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates this report by reference.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FEES AND SERVICES
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FEES AND SERVICES
The following table presents fees billed for professional services rendered by KPMG, the Company’s independent registered public accountants, for the fiscal years ended September 28, 2025, and September 29, 2024.

	2025	2024
Audit Fees(1)	$2,107,000	$2,385,000
Securitization Related Audit Fees(2)	$135,000	$125,000
All Other Fees(3)	$40,000	$364,344
KPMG Total Fees	$2,282,000	$2,874,344
(1)Audit Fees include fees for the audit of the Company’s consolidated annual financial statements and the audit of the effectiveness of internal controls over financial reporting. Audit Fees also include fees for review of the interim financial statements included in our Form 10-Q quarterly reports.
(2)Securitization Related Audit Fees include fees for the audit of Jack in the Box SPV Guarantor, LLC and Subsidiaries’ consolidated annual financial statements.
(3)All Other Fees include the issuance of consents for both 2025 and 2024 that are normally provided by the independent registered public accounting firm in connection with statutory or regulatory filings or engagements. In 2024, this category also includes amounts related to the real time assessment of the ERP implementation.
Registered Public Accountants’ Independence. The Audit Committee has considered whether the provision of the above-noted services, other than audit services, is compatible with maintaining KPMG’s independence, and has determined that the provision of such services has not adversely affected KPMG’s independence.
Policy on Audit Committee Pre-Approval of Services. The Company and its Audit Committee are committed to ensuring the independence of the independent registered public accountants, both in fact and in appearance. In this regard, the Audit Committee has established a pre-approval policy in accordance with applicable securities rules. The Audit Committee’s pre-approval policy is set forth in the Audit Committee Pre-Approval Policy, which is available on our website at http://investors.jackinthebox.com.

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PROPOSAL TWO — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERD PUBLIC ACCOUNTANTS
PROPOSAL TWO — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Audit Committee has appointed the firm of KPMG LLP as the Company’s independent registered public accountants for fiscal year 2026. Although action by shareholders in this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of this appointment.
KPMG LLP has served as the Company’s independent auditor since 1986. One or more representatives of KPMG LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from shareholders present at the meeting. The following proposal will be presented at the Annual Meeting:
Action by the Audit Committee appointing KPMG LLP as the Company’s independent registered public accountants to conduct the annual audit of the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending September 27, 2026, is hereby ratified, confirmed and approved.
Vote Required for Ratification
Ratification requires the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote thereat and thereon such proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on this proposal.

Additional information may be found in the Questions and Answers section under the heading “How are votes counted?”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.
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PROPOSAL THREE — ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL THREE — ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), shareholders have the opportunity to cast an advisory vote on the compensation of our named executive officers (“NEOs”) as disclosed in the CD&A, the compensation tables, narrative disclosures, and related footnotes included in this Proxy Statement. This “Say on Pay” vote is advisory, and therefore nonbinding on the Company; however, the Compensation Committee of the Board of Directors (the "Committee"), which is comprised entirely of independent directors, values the opinions of our shareholders and will take into account the outcome of the vote when considering future executive compensation decisions. We received an 80.6% favorable vote on Say on Pay at our 2025 Annual Meeting of Shareholders; however, the Company has historically received 90% or higher approval on Say on Pay. Votes against Say on Pay in 2025 were unrelated to compensation.
The Committee engages the services of an independent compensation consultant to advise on executive compensation matters, including competitive compensation targets within the marketplace, and Company performance goals and analysis.
As described in detail in the CD&A, our executive compensation program is designed to attract, incentivize, and retain a talented team of executives who can deliver on our commitment to build long-term shareholder value. The Committee believes our program is competitive in the marketplace, links pay to performance by only rewarding our NEOs when achievement of annual and long-term financial and operational / strategic goals are achieved, and aligns our NEOs’ interests with the long-term interests of our shareholders by providing a mix of performance and time-based equity awards. Specifically, the largest proportion of compensation paid to our NEOs is 'at-risk' and predicated upon on the Company’s performance.
The Compensation Committee believes shareholders should consider the following key components of our compensation programs and governance practices when voting on this proposal:
Pay for Performance Orientation
•Competitive, Targeted Pay. We target executive base salary, target total cash compensation, and target total direct compensation to deliver competitive pay opportunities for performance that meets expectations, and the opportunity for higher pay only if performance exceeds expectations.
•Pay Mix. Our executive compensation program includes a mix of fixed and variable compensation, with the largest proportion of target compensation in the form of 'at-risk' annual and long-term incentives that directly tie to achievement of Company financial and strategic goals and drive long-term shareholder value.
•Long-Term Incentive (“LTI”). Annual equity awards for our NEOs in fiscal 2025 included performance shares (“PSUs”) and time-vested restricted stock units (“RSUs”), equally weighted, with both vesting requirements and post-vesting holding requirements. The PSUs cliff vest after three years based on achievement of performance metrics over a three fiscal year performance period. The grant guidelines, goals, and performance metrics for the PSU awards granted in December 2024 for the performance period fiscal 2025-2027 are further described in the CD&A. The Committee also granted special retention awards in May 2025 consisting of RSUs and PSUs. The retention PSUs contain a market-based performance structure, as further described in the CD&A.
•Annual Incentive. For fiscal 2025, our NEOs’ annual incentive opportunity was based on two financial metrics, (1) Consolidated Adjusted EBITDA (weighted 50%) and (2) System Same-Store Sales (weighted 24% for Jack and 6% for Del Taco), and a strategic metric for Development & Growth (weighted 10% for each brand). The total annual incentive payout achieved by our NEOs was 47.6% of target payout and is described further in the CD&A.
Alignment with Long-Term Shareholder Interests
•Equity Awards. The largest proportion of our NEOs’ target total pay is delivered in equity awards, granted in the form of PSUs and RSUs. PSUs cliff vest at the end of a three-year performance period based on actual achievement of pre-established performance goals. RSUs vest in equal annual installments over three years from the date of grant.
•Stock Ownership and Stock Holding Requirement. Our NEOs and other executive officers are required to own a significant amount of the Company’s stock based on a multiple of base salary. In addition, executives must hold 50% of after-tax net shares resulting from the vesting of PSUs and RSUs until the executive meets their multiple of base salary stock ownership requirement (“hold until met”).
•No Evergreen – No Repricing. We do not have an evergreen plan, and we prohibit repricing equity awards without shareholder approval.
•No Pledging or Hedging. As described in greater detail in the CD&A, we prohibit Section 16 officers (including our NEOs and other executive officers) from pledging Company stock as collateral for any obligation or engaging in hedging transactions involving our stock.
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PROPOSAL THREE — ADVISORY VOTE ON EXECUTIVE COMPENSATION
Recommendation
With the assistance of its independent compensation consultant, the Committee has thoughtfully developed our executive compensation programs, setting NEO compensation that links pay to performance and provides an appropriate balance of short-term and long-term incentives that are aligned with long-term shareholder interests. Accordingly, the Board of Directors recommends that you vote in favor of the following resolution:
“RESOLVED, that Jack in the Box Inc. shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the narrative disclosures in this Proxy Statement for the 2026 Annual Meeting of Shareholders.”
Vote Required for Approval
Approval of the Say on Pay proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereat and thereon such proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on this proposal.
Additional information may be found in the Questions and Answers section under the heading “How are votes counted?”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.
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CD&A — I. EXECUTIVE SUMMARY
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) explains the key objectives and elements of our executive compensation program and the compensation decisions for our named executive officers (“NEOs”) in fiscal 2025. The Compensation Committee of our Board of Directors (the “Committee”), with input from its independent compensation consultant, oversees these programs and determines compensation for our NEOs. Our fiscal 2025 NEOs are:

Lance F. Tucker (1)	Chief Executive Officer ("CEO"), our principal executive officer
Dawn E. Hooper (2)	Executive Vice President, Chief Financial Officer ("CFO"), our principal financial officer
Ryan L. Ostrom	Executive Vice President, Chief Customer & Digital Officer (“CCDO”)
Sarah L. Super	Executive Vice President, Chief Legal & Administrative Officer ("CLAO")
Carl E. Mount	Senior Vice President, Supply Chain Officer ("CSCO")
Former Executives
Darin S. Harris (3)	Former Chief Executive Officer and former principal executive officer
Brian M. Scott (3)	Former Executive Vice President, Chief Financial Officer and former principal financial officer
(1)On November 6, 2024, the Company announced Mr. Tucker would serve as the Company's Executive Vice President, Chief Financial Officer, effective on his hire date of January 13, 2025. Please refer to the Form 8-K filed on November 12, 2024, regarding his employment terms. Mr. Tucker was subsequently named the Company's interim principal executive officer effective February 24, 2025, and promoted to Chief Executive Officer effective March 31, 2025.
(2)Ms. Hooper, the Company's Senior Vice President, Controller served as Interim PFO from November 1, 2024 through January 12, 2025. In connection with Mr. Tucker's appointment as interim principal executive officer, Ms. Hooper served as the Company's interim principal financial and accounting officer, from February 24, 2025 through May 25, 2025, and was subsequently appointed the Company's Executive Vice President, Chief Financial Officer, effective May 26, 2025.
(3)Under the SEC's proxy disclosure rules, each of Messrs. Harris and Scott is also an NEO because each of Messrs. Harris and Scott served as CEO and CFO, respectively, for a portion of fiscal 2025. Mr. Harris resigned as CEO on February 20, 2025, and subsequently separated service on March 14, 2025. Mr. Scott resigned on September 30, 2024 and separated employment on November 20, 2024.
CD&A Reference Guide

Executive Summary	Section I
Compensation Principles and Objectives	Section II
Compensation Competitive Analysis	Section III
Elements of Compensation	Section IV
Compensation Decision-Making Process	Section V
Fiscal 2025 Compensation	Section VI
Additional Compensation Information	Section VII
CEO Pay Ratio Disclosure	Section VIII
I. EXECUTIVE SUMMARY
Jack in the Box is committed to responsibly building long-term shareholder value. Our executive compensation program is designed to deliver on this commitment by using a balanced performance measurement framework that is aligned with the key drivers of Company performance and shareholder value creation. This executive summary provides an overview of our fiscal 2025 performance, compensation framework and pay actions, target total direct compensation, and shareholder say-on-pay feedback.
Fiscal 2025 reflected a pivotal year of change for the Company, including a significant change in leadership with a new CEO and new CFO. The Board believes Mr. Tucker and Ms. Hooper are uniquely qualified to better position the Company for higher performance over the long-term and drive performance that our shareholders expect from our iconic brand and a profitable business model. Both Mr. Tucker and Ms. Hooper have extensive experience within the restaurant industry and financial acumen that is well-timed to match with the Company's current priorities and executing the "JACK on Track" initiatives.

a. Fiscal 2025 Review
Summary
In fiscal 2025, Jack in the Box Inc. took action to improve the long-term performance of the Company by:
•Announcing and beginning to execute upon its multi-faceted "JACK on Track" plan, which is intended to improve performance across the Jack in the Box restaurant system, strengthen our balance sheet through paying down debt and accelerating cash flow, and demonstrate our commitment to running an asset-light business model.
•Announcing the divestiture of Del Taco.
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CD&A — I. EXECUTIVE SUMMARY
•Making progress on brand building initiatives including marketing and operational improvements through launching "Jack's Way," investing in innovation, and
•Improving the digital experience for guests through first and third party digital channels, and improving technology in the restaurants.
We continue to be encouraged by the customer excitement and brand recognition as we enter new markets and by the strength and resilience of our franchisees and employees, despite a pressured industry backdrop.
Entering 2026, we believe further progress on the "JACK on Track" plan, re-focusing on Jack in the Box as a standalone brand, and delivering a best in class overall guest experience will deliver shareholder value and unlock the growth potential of Jack in the Box.
Returns to Shareholders
In fiscal 2025, the Company returned approximately $5.0 million to shareholders through stock buybacks, as well as another $16.6 million in dividends. As part of the "JACK on Track" plan announced in April 2025, the Company discontinued its dividend. The Company continues to offer a long-term opportunity for shareholders seeking a value-oriented stock with a growth-focused strategy in place.
Financial and Operational Results (FY 2025)
•System same-store sales(1) decreased 4.2% year-over-year for Jack in the Box and decreased 3.7% year-over-year for Del Taco.
•Total revenues for the full year were $1.5 billion.
•Restaurant-level margin(2) for the full year was 19.6% for Jack in the Box and was 11.1% for Del Taco.
•Franchise-level margin(2) for the full year was 39.9% for Jack in the Box and was 26.7% for Del Taco.
•Adjusted EBITDA(3) for the full year was $270.9 million.
•Net units decreased across both brands, primarily for underperforming restaurants. Jack in the Box decreased by 55 units year-over-year with 31 restaurant openings and 86 closures during the year. Of these 86 closures, 51 restaurants were closed as part of the "JACK on Track" block restaurant closure program as announced in April 2025. For Del Taco, net units decreased by 18 units year-over-year with 14 restaurant openings and 32 closures during the year.
(1)System same-store sales represents changes in sales at company and franchise restaurants open more than 18 months. Franchise sales represent sales at franchise restaurants and are revenues of our franchisees. We do not record franchise sales as revenues; however, our royalty revenues and percentage rent revenues are calculated based on a percentage of franchise sales. We believe system same-store sales information is useful to investors as it has a direct effect on the Company’s profitability.
(2)Restaurant-Level Margin and Franchise-Level Margin are non-GAAP measures. These non-GAAP measures are reconciled to earnings from operations, the most comparable GAAP measure, in “Appendix A - Reconciliation of Non-GAAP Measurements to GAAP Results.”
(3)Adjusted EBITDA represents net earnings on a GAAP basis excluding income taxes, interest expense, net, gains or losses on the sale of company-operated restaurants, other operating expenses (income), net, goodwill and intangible asset impairment, depreciation and amortization, amortization of cloud computing costs, amortization of favorable and unfavorable leases and subleases, net, amortization of franchise tenant improvement allowances and incentives, COLI (gains) losses, net, and pension and post-retirement benefit costs. See “Appendix A - Reconciliation of Non-GAAP Measurements to GAAP Results.”

Del Taco Sale
On October 15, 2025, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Yadav Enterprises, Inc., a California corporation (“Buyer”) and Anil Yadav (“Buyer Guarantor”) to sell to Buyer all of the issued and outstanding equity interests of Del Taco Holdings Inc., a Delaware corporation (“Del Taco”), which owns and operates the Company’s Del Taco restaurant operations, for an aggregate purchase price of $115.0 million in cash, subject to certain closing cash, working capital, debt and transaction expense adjustments. The Del Taco sale closed on December 22, 2025.
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CD&A — I. EXECUTIVE SUMMARY
b. Fiscal 2025 Compensation Framework and Key Pay Actions
Our executive compensation program is designed to motivate, engage, and retain a talented executive leadership team and to appropriately reward them for their contributions to our business. Our performance measurement framework consists of a combination of several key performance metrics, varying time horizons, and multiple equity vehicles. The largest proportion of our executives’ compensation is variable and is directly tied to the achievement of annual and longer-term financial and operational / strategic goals as well as stock price performance. In combination, these metrics and vehicles provide a balanced and comprehensive view of performance and drive the Committee’s executive compensation decisions.
Consistent with the fundamental principle that compensation programs should align pay with performance, the Company’s fiscal 2025 performance directly impacted compensation decisions and pay outcomes. As such, our NEOs received below target payouts for both the fiscal 2025 annual incentive and the fiscal 2023-2025 PSU performance period.
Performance Measurement Framework with 2025 Pay

Base Salary
In early fiscal 2025, the Committee determined each NEO's base salary as part of its annual review of executive compensation. To ensure we offer market-competitive salaries and reward for performance, each of our NEOs received a base salary increase, except for Mr. Mount who joined the Company in September 2024, and Mr. Scott who had informed the Company of his intention to resign in November 2024.

Annual Incentive
The fiscal 2025 annual incentive plan ("AIP") for our NEOs was approved in early fiscal 2025 and comprised of (i) a financial performance metric for consolidated performance, (ii) a financial performance metric for each of our Jack in the Box and Del Taco brands, and (iii) a strategic metric for each of our Jack in the Box and Del Taco brands. The weighting of each brand's financial performance metric was set relative to the brand's size and impact to the Company, and equal weighting was set for each brand's strategic metric for development & growth. The table below summarizes the weightings, achievement percentage, and weighted payout for each performance metric in our fiscal 2025 AIP.
Fiscal 2025 Design and Performance Results

Performance Metrics (1)	Weighting	Actual Payout (% of Target)(2)	Weighted Payout
Consolidated Adjusted EBITDA	50%	55.1%	27.6%
Jack in the Box Same-Store Sales	24%	—%	—%
Del Taco Same-Store Sales	6%	—%	—%
Jack in the Box Development & Growth	10%	100%	10%
Del Taco Development & Growth	10%	100%	10%
		Total Weighted Payout	47.6% (2)
(1)For each performance metric, the threshold incentive payout (if threshold goal is met) was 50% of target payout opportunity and the maximum incentive payout was 200% of target payout opportunity. For financial goals, performance and payouts were prorated between performance levels. For strategic goals, performance and payouts were not prorated between performance levels, attainment was cumulative, meaning attainment of target required full attainment of both threshold and target goals, and attainment of maximum required full attainment of threshold, target, and maximum goals. Based upon the Committee's assessment of the development and growth goals, the Committee determined that the goals at target level for Jack and Del Taco was achieved when taking into account the change in business strategy under "JACK on Track" that were implemented with the CEO change and market conditions, and approved target payout level.
(2)Annual incentives were paid at 47.6% of target payout based on the weighted results described in CD&A section VI.b.
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CD&A — I. EXECUTIVE SUMMARY

Long-Term Incentive
The annual long-term incentive awards for our NEOs granted in fiscal 2025 were composed of performance shares (“PSUs”) and time-vested restricted stock units (“RSUs”). The awards were granted in December 2024.
For the PSUs granted in fiscal 2025 (the "FY 2025-2027 PSU grant"), the Committee established two goals: (1) Cumulative Systemwide Sales over the three fiscal year period at fiscal year-end 2027 for consolidated Jack in the Box and Del Taco restaurants, and (2) Adjusted Return on Invested Capital (ROIC), with goals set annually at the beginning of each fiscal year of the three-fiscal year performance period.

Fiscal 2025 Long-Term Incentive Grants
(50% Weighting)	(50% Weighting)
Performance Shares	Restricted Stock Units
(PSU) Vesting based on PSU goal achievement over the three fiscal year performance period, and upon vesting, 50% of after-tax net shares are subject to stock holding requirement	(RSU) Vest 33% per year over 3 years, and upon vesting, 50% of after-tax net shares are subject to stock holding requirement
⇓
Goals
Cumulative Systemwide Sales (All company and franchise restaurants) (Weighted 50%)

Adjusted Return on Invested Capital (ROIC) (Weighted 50%)
For the FY 2023-2025 PSU grant, the Committee certified goal achievement for Cumulative Systemwide Sales and ROIC from Operations and approved an overall payout of 92.8% of the target PSUs granted for the three fiscal year performance period ending fiscal 2025.
Executive Transitions and Special Pay Actions
New CEO and CFO: The Committee developed a market-competitive compensation package to induce Mr. Tucker to join the Company as CFO, with the largest emphasis on long-term equity awards in the form of RSUs and PSUs, in addition to increases in connection with his promotion to interim principal executive officer, and subsequently to CEO to reflect his new role and responsibilities. Ms. Hooper received an increase in cash compensation in connection with her increased responsibilities as interim principal officer and upon her subsequent promotion to CFO, to position her compensation to market-competitive levels for her new CFO role.

Former CEO and CFO: Mr. Harris and Mr. Scott were not entitled to, or paid, any severance in connection with their resignation and separation of employment with the Company in March 2025 and November 2024, respectively. Upon separation, each of Mr. Harris and Mr. Scott forfeited all unvested equity awards and did not receive any annual incentive plan payment for fiscal 2025.

Retention Equity Awards. In connection the change with the launch of our multi-faceted “JACK on Track” plan, the Committee granted one-time retention equity awards in May 2025 to each of our NEOs, other than Mr. Tucker, in order to retain and energize the executive team to lead the transformation. The retention grants were made in the form of 50% RSUs that vest equally over three years and 50% PSUs that vest upon achievement of certain stock price hurdles. This design provides the Company with both retention and performance to tie the award more closely with shareholders. PSUs are market-based with three-year cliff vesting subject to achievement of rigorous stock price hurdles. The PSUs are market-based with three-year cliff vesting subject to achievement of stock price hurdles: using a baseline stock price of $24.79, upon achievement of 1.5x the
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CD&A — I. EXECUTIVE SUMMARY
baseline price, 150% of the target award is earned; and upon achievement of 2x the baseline price, 200% of the target award is earned. The stock price hurdle is met after 20 consecutive trading days at the target price or higher.

Fiscal 2025 Pay Mix

Our executive compensation program is structured so that our NEOs’ target total direct compensation (“TDC”) (composed of base salary, target annual incentive and target annual long-term incentive) emphasizes the Company’s performance. As illustrated in the charts below, target TDC for our CEO (Mr. Tucker) and other NEOs is heavily dependent on the Company's performance. Eighty-four percent (84%) of our CEO’s annual target TDC, and an average of sixty-two percent (62%) for the other NEOs is variable and at-risk, delivered in the form of annual and long-term incentives.

The components of annual target TDC consist of: (i) annual base salary rate for fiscal 2025; (ii) target annual incentive opportunity for fiscal 2025; and (iii) the target value of annual long-term equity awards granted in fiscal 2025. Target TDC excludes new hire and promotion compensation and retention awards because these are special non-recurring types of compensation that are not part of our annual compensation program. Our former NEOs, Messrs. Harris and Scott are not included in the charts and figures above.

d. Say-on-Pay Feedback from Shareholders

In 2025, we sought an advisory vote from our shareholders regarding our executive compensation program and received a 80.6% favorable vote supporting the program, and averaged 94.6% support for the prior 5 years. Each year, the Committee considers the results of the advisory vote as it completes its annual review of each pay element and the compensation provided to our NEOs and other executives. The Committee values our shareholder views when making compensation decisions.
Given the significant level of shareholder support and ongoing shareholder outreach, the Committee believes that our executive compensation program continues to align executive pay with shareholder interests while providing market competitive pay that effectively incentivizes performance and encourages retention of talent.
The Committee will monitor and continue to evaluate our executive compensation program going forward in light of our shareholders views and our transforming business needs.

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CD&A — II. COMPENSATION PRINCIPLES AND OBJECTIVES
II. COMPENSATION PRINCIPLES AND OBJECTIVES
The Committee focuses on the following principles and objectives in determining and measuring the various components of our executive compensation programs:
•Pay for performance alignment, the largest proportion of executive pay is in the form of performance-based annual and long-term incentives that directly tie payouts, if any, to the achievement of corporate goals and strategies, and stock price performance.
•Market Competitive target pay structure, including base salary, annual incentive, and performance-based incentives that enable us to attract and retain talented, experienced executives who can deliver successful business performance and drive long- term shareholder value.
•Comprehensive goal setting, with financial, operational, and strategic performance metrics that drive long-term shareholder value.
•Incentivizing balanced short-term and long-term executive decision making, through variable compensation components (cash and stock) using varying timeframes.
•Executive alignment with shareholder interests, through stock ownership and holding requirements that build and maintain an executive’s equity investment in the Company.
•Sound governance practices and principles in plan design and pay decisions, with the Committee considering both what and how performance is achieved.
•Management of compensation risk, by establishing incentive goals that avoid placing too much emphasis on any one metric or performance time horizon, thereby discouraging excessive or unwise risk-taking.
Internal Pay Equity
Our compensation programs are designed so that potential compensation opportunities are appropriate relative to each executive’s level of responsibility and impact. While program design is similar for executives at the same level, actual pay may vary based on job scope and individual performance over time. Additionally, we regularly review and strive to ensure pay equity between our female employees and male employees performing equal or substantially similar work.
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CD&A — III. COMPENSATION COMPETITIVE ANALYSIS
III. COMPENSATION COMPETITIVE ANALYSIS
a. Competitive Analysis
Each year, the Committee relies on multiple data points to assess the competitiveness of our executive compensation program and the individual compensation of our executives. The information the Committee uses to perform this analysis includes:
•The Company’s performance against its performance goals;
•The mix of annual and long-term compensation in the form of cash and equity-based compensation;
•A review of market compensation data provided by the Committee’s independent consultant, which includes data from (a) proxy statement disclosures of our Compensation Peer Group ("Peer Group") described below and (b) general industry data from national compensation surveys; and
•The Company’s financial performance relative to our Peer Group.
b. Fiscal 2025 Compensation Peer Group
Each year the Committee reviews and approves the Peer Group that its independent compensation consultant uses in its market analysis of competitive compensation levels and program design elements. The Committee uses the market data as a reference point in evaluating compensation levels for our NEOs and our executive compensation program design and practices.
Our practice in selecting Peer Group companies is to focus primarily on companies in the restaurant industry who are comparable in scale, as measured by, among other criteria, systemwide sales, revenue, franchise mix, location of headquarters, regional footprint, and dining format. The Committee also considers the peer companies used by the proxy advisory firms.
In August 2024, after reviewing the aforementioned criteria and consulting with its independent compensation consultant, the Committee approved removing Chipotle Mexican Grill from the Peer Group for fiscal 2025. The fiscal 2025 Peer Group consisted of the companies below.
Fiscal 2025 Peer Group

Company Name
BJ’s Restaurants, Inc. (BJRI)
Bloomin’ Brands, Inc. (BLMN)
Brinker International Inc. (EAT)
Cracker Barrel Old Country Store, Inc (CBRL)
Denny’s Corporation (DENN)
Dine Brands Global Inc. (DIN)
Domino’s Pizza, Inc. (DPZ)
El Pollo Loco Holdings, Inc. (LOCO)

Krispy Kreme, Inc. (DNUT)
Papa John’s International Inc. (PZZA)
Restaurant Brands International Inc. (QSR)
Shake Shack Inc. (SHAK)
Texas Roadhouse, Inc. (TXRH)
The Cheesecake Factory Inc. (CAKE)
The Wendy’s Company (WEN)
Wingstop Inc. (WING)

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CD&A — IV. ELEMENTS OF COMPENSATION
IV. ELEMENTS OF COMPENSATION
Our executive compensation program consists of the key elements summarized below and demonstrates the program's focus on annual and long-term incentive compensation that is closely aligned with Company performance and encourages long-term shareholder value creation.

Pay Element	Form	Key Features / Link to Compensation Objectives
Base Salary	Cash	Fixed cash compensation at market competitive levels to attract and retain executive talent that drives Company success. Competitive pay is targeted at or within a reasonable range of the market median relative to job scope and complexity, criticality of position, and individual knowledge, skills, and experience. Base salary levels are generally reviewed annually and may be adjusted if appropriate based on individual performance, market pay changes, and internal equity.

Annual Incentive Plan (AIP)	Cash
Variable cash compensation that motivates and rewards executives for achievement of annual financial, operational and/or strategic goals. Incentive payout opportunity as a percentage of base salary is targeted to approximate a reasonable range of the market median. Actual payouts vary as a percentage of target payout based on achievement of pre-established performance targets (up to a stated maximum payout). Goals and weightings are set annually to align with the Company’s operational plan and budget. Fiscal 2025 goals are described in Section VI.b.

Long-Term Incentive Plan (LTIP)	Equity Awards
Variable compensation delivered in the form of equity awards to support our continued focus on pay-for-performance and to motivate and reward executives for achieving longer-term business objectives and increasing shareholder value.

Target LTI award values are generally reviewed annually and set to result in total target pay that is within a reasonable range of the market median. Actual grants may vary from the LTI target based on individual performance.

Stock ownership and holding requirements align the financial interests of our executives with those of our shareholders. All PSUs and RSUs awarded to our executive officers are subject to a holding requirement that requires each executive officer to hold 50% of after-tax net shares resulting from the vesting of PSUs and RSUs until they meet their applicable stock ownership requirement. No dividends are paid on unvested PSUs or RSUs.

Performance Shares (PSUs) (50% of Annual LTIP)
PSUs: Three-year performance period, cliff vest at the end of three years, and are payable in stock, with the amount vesting based upon achievement of pre-established performance goals (if threshold goals are met, payouts, range from 50% to 150% of the target number of PSUs granted) – there is no payout if the threshold goal is not met. The goals for the fiscal 2025 grant (the fiscal 2025-2027 performance period) are described in Section VI.c.

	Restricted Stock Units (RSUs) (50% of Annual LTIP)	RSUs: Multi-year vesting. RSUs vest 33% per year over three years and are payable in stock. Provides incentive for executives to increase shareholder value and serves as a valuable retention tool.
Executive Leadership Retention Awards	Cash Equity	To promote continued retention with the Company under new CEO leadership, and in recognition of the criticality of their roles following the announcement of "JACK on Track" and the change in the Company's strategic direction, the Committee approved entering into a cash retention agreement for each member of the executive leadership team, except Mr. Tucker, including our NEOs Mr. Ostrom ($130,000), Ms. Hooper ($124,000), and Ms. Super ($110,000). The retention agreements were executed in March 2025, and payment (if any) is contingent upon the executive's continued employment with the Company through March 6, 2026. The payment is not earned or paid in the event of a voluntary separation with the Company.

To retain executives in connection with our change in strategic direction and in light of our CEO transition, the executive team received one-time retention equity awards consisting of RSUs that vest equally over a three-year period and market-based PSUs that cliff vest at the end of three years, and are payable in stock if stock price hurdles are met. The retention grants are described in Section VI.c.
New Hire Compensation	Cash and/or Equity	To successfully recruit high level executive talent in a very competitive market, strategic use of a sign-on cash bonus and/or equity may be used to secure the right candidate. In fiscal 2025, to entice Mr. Tucker to accept the Company's employment offer, he received payment for a new hire cash bonus, subject to continued employment with the company, and a one-time new-hire grant of RSUs equal to $500,000, each of which were included in his offer letter.

Retirement Benefits	Market competitive benefits and retirement income
Benefits attract and retain top talent by providing retirement income and encourage retention and commitment to the Company.
401(k) Plan - The 401(k) Plan is a tax-qualified deferred compensation plan that is available to all employees who are at least age 21. The 401(k) Plan includes a Company matching contribution of 100% of the first 4% of an employee’s deferred compensation, subject to annual IRC limits. Executives participate in the 401(k) Plan on the same terms as all other employees.
Executive Deferred Compensation Plan (“EDCP”) - The EDCP is a non-qualified deferred compensation plan that is offered to highly compensated employees. Participants may receive an annual restoration matching contribution if their deferrals to the 401(k) Plan (and related Company matching contributions) are limited due to IRC tax code limits applicable to the 401(k) Plan. A participant must be employed on the last day of the calendar year to receive the restoration matching contribution.
Pension - The Company’s employee pension plan provides benefits based on years of service and earnings up to IRC limitations, was closed to employees hired on or after January 1, 2011, and was “sunset” on December 31, 2015 (after which time participants no longer accrue added benefits based on additional pay or earnings). Ms. Hooper is the only NEO who is a participant in the pension plan.

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CD&A — V. COMPENSATION DECISION-MAKING PROCESS
V. COMPENSATION DECISION-MAKING PROCESS
a. Role of the Compensation Committee
The Committee works closely with its independent consultant and meets regularly, including in executive session without members of the executive team (“Management”) present, to make decisions on our executive compensation program and on the compensation of our CEO and other executives. The Committee reviews a variety of market data and information, including Company, Peer Group, restaurant industry, and general industry compensation information, and considers the recommendations of its independent consultant when making compensation decisions. The Committee Chair reports key actions of the Committee to the Board at each regular meeting. The Committee’s responsibilities include, but are not limited to, reviewing and approving:
•The Peer Group;
•Our compensation principles and objectives;
•The amount and form of executive compensation (pay increases, equity grants);
•CEO performance and compensation, and executive officer compensation;
•Annual and long-term incentive plans and benefit plans;
•Performance metrics and goals, and the achievement of annual and long-term incentive plan goals;
•Board compensation; and
•Annual proxy statement / CD&A disclosure.
b. Role of the Independent Compensation Consultant
The Committee retained Meridian Compensation Partners (“Meridian” or the “Consultant”) as its independent compensation consultant beginning in August 2021. The Consultant reports directly to the Committee. The Committee has assessed Meridian’s independence and concluded there is no conflict of interest. The Consultant does the following for the Committee:
•Attends Committee meetings;
•Provides independent advice to the Committee on current trends and best practices in compensation design and program alternatives, and advises on plans or practices that may improve effectiveness of our compensation program;
•Provides and discusses peer group and survey data for competitive comparisons, and based on this information, offers independent recommendations on CEO and NEO compensation;
•Reviews the CD&A and other compensation-related disclosures in our proxy statements;
•Offers recommendations, insights and perspectives on compensation related matters;
•Evaluates and advises the Committee regarding enterprise and related risks associated with executive compensation components, plans and structures; and
•Assists the Committee in designing executive compensation programs that are competitive and align the interests of our executives with those of our shareholders.
In fiscal 2025, Meridian attended all Committee meetings in person or by video/telephone, including executive sessions as requested, and consulted frequently with the Committee Chair between meetings.

c. Role of the CEO in Compensation Decisions

When making decisions on executive compensation, the Committee considers input from the Company’s CEO who reviews the performance of the other NEOs and executives, and provides his compensation recommendations to the Committee. The Company’s Chief People Officer, Compensation and Benefits Department, and the CFO and Finance Department provide information as requested and answer any questions from the Committee. The CEO meets privately with the Committee and the Consultant to discuss pay recommendations, and to provide his insight and perspectives on the reports and recommendations of the Consultant relating to plan design and strategies, goal setting, payout structure, stock grants and holding requirements, and related topics.

The Committee reviews and discusses pay decisions related to the CEO in executive session without the CEO or any other members of Management present.

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CD&A — VI. FISCAL 2025 COMPENSATION
VI. FISCAL 2025 COMPENSATION
a. Base Salary
Following its review of the annual market assessment provided by its Consultant, the Committee approved the following NEO base salaries base salary increases for our NEOs for fiscal 2025 to reflect Ms. Hooper's promotion to CFO, as well as for overall performance and contributions in their roles. The base salaries for Mr. Ostrom and Ms. Super were well below the market median and increases were made to position them competitively relative to external peers within our Compensation Peer Group. Base salaries for the NEOs and increases (where applicable) are shown in the table below.

Name	FYE 2024 Base Salary	FYE 2025 Base Salary
Mr. Tucker (CEO) (1)	-----	$925,000
Ms. Hooper (CFO) (2)	$375,000	$620,000
Mr. Ostrom (CCDO) (3)	$572,000	$650,000
Ms. Super (CLAO) (3)	$475,000	$550,000
Mr. Mount (CSCO)	$450,000	$450,000
Mr. Harris (Former CEO) (4)	$950,000	$950,000
Mr. Scott (Former CFO) (4)	$625,000	$625,000
(1)The 2025 base salary above for Mr. Tucker reflects his base salary effective in connection with his appointment to CEO in March 2025. Mr Tucker's initial base salary when he joined the Company on January 13, 2025 was $625,000.
(2)The 2025 base salary above for Ms. Hooper reflects her base salary effective in connection with her appointment to CFO in May 2025. Ms. Hooper's salary at the end of fiscal 2024 reflects her salary as Senior Vice President, Controller, and she received an additional increase when appointed to serve as the Company's Interim Principal Financial Officer in October 2024.
(3)Mr. Ostrom and Ms. Super received base salary increases in November 2024 to reflect their performance and contributions and in March 2025 for competitive purposes.
(4)Mr. Harris did not receive a base salary increase for fiscal 2025, and subsequently separated employment in March 2025. Mr. Scott did not receive a base salary increase as a result of notifying the Company in September 2024 of his intention to resign his position as Executive Vice President, Chief Financial Officer in November 2024.

In December 2024, the Committee approved the annual incentive goals for the fiscal 2025 annual incentive plan (the “AIP”) consistent with the Company’s fiscal 2025 operational plan and budget approved by the Board. The AIP performance metrics and weightings are as follows:
Fiscal 2025 AIP Design and Performance Results

	Performance Metrics	Weighting
FINANCIAL GOALS	Consolidated Adjusted EBITDA	50%
	Jack in the Box Same-Store Sales	24%
	Del Taco Same-Store Sales	6%
STRATEGIC GOALS	Jack in the Box Development & Growth	10%
	Del Taco Development & Growth	10%
When setting the fiscal 2025 annual incentive goals, the Committee used a rigorous process to set challenging, yet reasonably attainable goals aimed at ensuring appropriate and competitive levels of payout relative to performance achievement. The process included consideration of:
•the Company’s fiscal 2025 operational plan and budget that included then-current economic conditions;
•uncertain market conditions generally;
•key Company initiatives to grow and strengthen the brand;
•current and projected performance of the restaurant industry in general and companies within our Peer Group, and other potential internal and external events that could impact future sales and earnings levels; and
•the advice of the Consultant.
Based on this review, the Committee set goals based on key financial and strategic performance metrics that it believed would increase shareholder value if achieved, with target and higher goals set at challenging, yet reasonable levels. The Committee
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CD&A — VI. FISCAL 2025 COMPENSATION
also established the range of payout opportunities for the financial and strategic performance metrics based on threshold, target, above target, and maximum levels of achievement.
For each performance metric, the Committee determined that achieving the threshold, target, above target, and maximum levels would yield payouts equal to 50%, 100%, 150%, and 200% of the target payout level, respectively. There is no payout with respect to any performance metric if performance achievement is below the threshold goal. Incentive payouts for financial performance metrics are prorated between performance levels. Incentive payouts for strategic performance metrics are not prorated, attainment is cumulative, meaning attainment of target requires full attainment of both threshold and target goals; attainment of above target requires full attainment of threshold, target, and above target goals; and attainment of maximum requires full attainment of threshold, target, above target, and maximum goals.
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CD&A — VI. FISCAL 2025 COMPENSATION
The fiscal 2025 AIP for our NEOs included performance targets for consolidated performance, and for each of our Jack in the Box and Del Taco brands. Targets were set taking into account our business strategy and uncertain market conditions.

2025 AIP Performance Metrics	Why Goal Is Used
Consolidated Adjusted EBITDA
This is a key performance metric for measuring the Company's operating performance and management's effectiveness in driving profitable growth by focusing on factors of which management has more direct control, including improving margins, operational efficiency, and managing controllable costs. As this is a common performance metric and reported within our industry, we are able to compare our performance relative to other restaurant concepts and companies. See below under "Fiscal 2025 AIP Performance Results" for a definition of Consolidated Adjusted EBITDA for the fiscal 2025 AIP.

System Same-Store Sales(1)	System same-store sales is a key metric to best measure how well our franchise and company restaurants that have been opened for more than 18 months are performing financially, both in growing top-line sales and revenues (that grow through increased royalty income and rent from our franchise restaurants). It is also the basis to measure our success relative to our competitors in the industry. Performance targets are set independently for each brand.
Strategic Goal Development and Growth
Strategic goals are critical to the Company achieving its business objectives to grow and strengthen the brands over the long-term. For fiscal 2025, the Committee established pre-defined, objective performance goals for each brand that it believed would further the Company’s development and growth. The Committee reserved its discretion to assess qualitative components when determining performance achievement.

(1)System same-store sales represents changes in sales at company and franchise restaurants open more than 18 months. Franchise sales represent sales at franchise restaurants and are revenues of our franchisees. We do not record franchise sales as revenues; however, our royalty revenues and percentage rent revenues are calculated based on a percentage of franchise sales. We believe system same-store sales information is useful to investors as it has a direct effect on the Company’s profitability.
Fiscal 2025 AIP Performance Results
For fiscal 2025, Adjusted EBITDA for the AIP represents net earnings (loss) on a GAAP basis excluding income taxes, interest expense, net, gains on the sale of company-operated restaurants, other operating expense (income), net, impairment of goodwill and intangible assets, depreciation and amortization, amortization of cloud computing costs, amortization of favorable and unfavorable leases and subleases, net, amortization of franchise tenant improvement allowances and incentives, net corporate owned life insurance COLI (gains) losses, and pension and post-retirement benefit cost. As applicable under the provisions of the Annual Performance Incentive Program for the AIP, in its determination of performance achievement of Adjusted EBITDA for the AIP, the Committee approved appropriate adjustments for unusual, non-recurring items resulting from a restaurant portfolio change due to a franchise to company-operated market conversion and for incremental advertising, net to drive consumer traffic to our restaurants due to external factors significantly impacting our consumer base.
For the strategic goals, based upon the Committee's assessment of the development and growth goals, the Committee determined that the goals at target level for Jack and Del Taco was achieved when taking into account the change in business strategy under "Jack on Track" that was implemented with the CEO change and market conditions, resulting in target payout for both brands.

The chart below shows our actual results and associated payout for each performance metric, resulting in a total weighted payout of 47.6% of target payout.
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CD&A — VI. FISCAL 2025 COMPENSATION

Metric	Weighting	Threshold Goal (50% Payout)	Target Goal (100% Payout)	Maximum Goal (200% Payout)	Fiscal 2025 Results	Payout
Consolidated Adjusted EBITDA	50%	$278.5M	$293.2M	$344.5M	$280.0M (1)	55.1%
Jack Brand Same-Store Sales	24%	-2.52%	-0.02%	2.47%	-4.2%	0%
Del Taco Brand Same-Store Sales	6%	-2.90%	-0.41%	2.08%	-3.7%	0%
Strategic Goals (2)
		Theshold Goal	Target & Above Target Goal	Maximum Goal
Jack Brand Strategic Goal Development & Growth	10%	Continue executing on franchise sales and marketing strategy that generates leads or Marketing Qualified Leads and open new restaurants. Specific goals with respect to these categories are established at the beginning of performance period.	Approve new sites in FY25 for future openings or sign franchise development agreements for awards/restaurants for future development and open new restaurants. Actual numbers set internally and approved at beginning of performance period.	Open new restaurants. Actual number set internally and approved at beginning of performance period.	Target Internally set metrics reviewed by Committee and determined to meet target based upon year end Company evaluation.	100.0%
Del Taco Brand Strategic Goal Development & Growth	10%				Target Internally set metrics reviewed by Committee and determined to meet target based upon year end Company evaluation.	100.0%
				Total Weight Payout %		47.6%
(1)The Adjusted EBITDA used for AIP payout of $280.0M includes an adjustment of approximately $9.0M, related to the impact of incremental marketing contribution, as well as changes in restaurant portfolio during fiscal 2025. See also “Appendix A - Reconciliation of Non-GAAP Measurements to GAAP Results” for further detail.
(2)For strategic goals, attainment is cumulative, meaning attainment of target requires full attainment of threshold and target goals; attainment of above target requires full attainment of threshold, target, and above target goals; and attainment of maximum requires full attainment of threshold, target, above target, and maximum goals.

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CD&A — VI. FISCAL 2025 COMPENSATION
Fiscal 2025 Payouts
The threshold, target, and maximum annual incentive payout percentages for the NEOs are expressed as a percentage of annual base salary and shown in the table below. The target potential payout percentages are set by position level, considering the competitive compensation analysis described in CD&A Section III.a. and each executive’s role in the Company. There is no minimum amount of incentive payout guaranteed for the NEOs.

	Potential Payout (% of Base Salary) (1)			Actual Incentive Payout (% of Target)	Actual Incentive Payout (% of 2025 Base Salary)	Actual Incentive Payout
	Threshold	Target	Maximum
Mr. Tucker (CEO) (2a)	57.5%	115.0%	230.0%	47.6%	49.8%	$310,521
Ms. Hooper (CFO) (2b)	37.5%	75.0%	150.0%	47.6%	35.0%	$210,276
Mr. Ostrom (CCDO) (2c)	37.5%	75.0%	150.0%	47.6%	35.7%	$224,267
Ms. Super (CLAO) (2d)	37.5%	75.0%	150.0%	47.6%	32.8%	$173,515
Mr. Mount (CSCO)	30.0%	60.0%	120.0%	47.6%	28.5%	$128,388
(1)Reflects the Target payout % based on the NEO's position level for the largest portion of fiscal 2025. Threshold payout is 50% of target payout and Maximum payout is 200% of target payout.
(2)Under the terms of the AIP:
a.Mr. Tucker's payment was prorated due to his partial year of service, and compensation changes and target payout percentage of the CEO and CFO roles during fiscal 2025.
b.Ms. Hooper's payment was prorated based on compensation and target payout percentage for the period of time as CFO and her prior position as SVP, Controller.
c.Mr. Ostrom's payment was prorated for the period of time at each compensation level during fiscal year.
d.Ms. Super's payment was prorated based on compensation and target payout percentage for the period of time as EVP, Chief Legal and Administrative Officer, and her prior position of SVP, Chief Legal & Risk Officer.
(3)Mr. Harris (Former CEO) and Mr. Scott (Former CFO) separated employment with the Company during fiscal 2025 and were not eligible to receive payment under the AIP.

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CD&A — VI. FISCAL 2025 COMPENSATION
c. Long-Term Incentive Compensation
For fiscal 2025, the Committee awarded annual LTI grants of equally-weighted PSUs and RSUs, based on target grant value, to drive achievement of long-term Company performance goals and to support executive stock ownership and retention. The Committee chose these forms of equity awards and weightings because (a) PSUs directly link executive pay to achievement of longer-term Company financial goals, and (b) RSUs vest over time and facilitate stock ownership and retention.
Each year, the Consultant advises the Committee on the competitive LTI grant values that, when combined with base salary and the target annual incentive, positions our executives’ target TDC opportunity at the market median. For the fiscal 2025 annual LTI grant, the Committee determined the amount of each NEO’s actual annual LTI grant value, in its discretion, taking into consideration market competitive LTI grant values, the Company’s overall performance, recommendations from the CEO (except with regard to his own compensation), and input from the Consultant.

	Annual Target LTI Value
NEO	2024	2025	% Change
Mr. Tucker (1)	--------	$4,000,000	--------
Ms. Hooper (2)	$200,000	$300,000	50.0%
Mr. Ostrom	$800,000	$1,000,000	25.0%
Ms. Super	$500,000	$500,000	--------
Mr. Mount	--------	$500,000	--------
Mr. Harris (3) former CEO	$3,750,000	$4,500,000	20.0%
(1)Mr. Tucker's initial annual target LTI value established in connection with his commencement as CFO was $1,000,000. Mr. Tucker received an initial annual LTI award in January 2025 in connection with his commencement of employment as CFO, with a target annual LTI value of $1,000,000. In connection with Mr. Tuckers' appointment as Interim CEO and subsequent appointment to CEO, his target annual LTI value was increased to $4,000,000 and he received a corresponding incremental annual LTI award in April 2025.
(2)Ms. Hooper's annual target LTI value was increased to $750,000 in May 2025 in connection with her appointment to CFO.
(3)Mr. Harris separated employment with the Company in March 2025 and all outstanding, unvested awards were cancelled.

The chart below illustrates our LTI structure and the key elements of each type of award granted to our NEOs and other executives for fiscal 2025.
2025 Long-Term Incentive Awards

Award Type	Weight	Highlights
PSUs Performance-Based	50%	•Cliff vest at the end of the three-fiscal year performance period based on goal achievement
		•Settled in stock
		•50% of after-tax net shares resulting from the vesting of PSUs subject to stock holding requirement
		•Two performance metrics:
(1)Return on Invested Capital (ROIC) (50%) - measures efficient use of capital on adjusted ROIC from Operations. Annual goals are set at the beginning of each fiscal year of the three-fiscal year performance period.

(2)Cumulative Systemwide Sales (50%) - measures the growth in sales of all franchise and company-operated restaurants for the Jack and Del Taco brands over the 3-fiscal year performance period, and is measured at the end of the third fiscal year of the three-fiscal year performance period.

The special retention awards granted in fiscal 2025 contained different performance metrics described below under "2025 Equity Retention Awards."

RSUs Time-Vested	50%	•Vest 33% per year over three years
		•Settled in stock
		•50% of after-tax net shares resulting from the vesting of RSUs subject to stock holding requirement
Performance Shares (PSUs)
PSUs are granted annually and cliff vest after three years based on achievement of performance metrics that are established during the a three-fiscal year performance period (“Performance Period”). For PSUs granted in fiscal 2025, the Committee established performance goals at threshold, target, and maximum levels of achievement at (a) the beginning of the Performance Period (with respect to Cumulative Systemwide Sales) and (b) annually at the beginning of each fiscal year of the Performance Period (with respect to ROIC). Payouts, if any, range from 50% to 150% of the target number of PSUs granted, and there is no payout if performance is below the threshold goal.
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CD&A — VI. FISCAL 2025 COMPENSATION
PSUs Granted in Fiscal 2025: In December 2024, the Committee granted the fiscal 2025 PSU awards to our then-serving NEOs (Messrs. Harris, Ostrom, and Mount, and Mses. Hooper and Super). The PSU grants are based on two equally-weighted metrics – Cumulative Systemwide Sales and ROIC. The Committee determined that (1) the Cumulative Systemwide Sales goals would be set for the full three-year Performance Period and measured at the end of the third fiscal year; and (2) the ROIC goals, due to continued challenges in forecasting posed by the rapid pace of investments needed to grow the business and upgrade our technology systems, including digital, are set annually at the beginning of each fiscal year of the Performance Period. The Committee determined that setting annual ROIC goals improves its visibility into the relative attainability of the goals and, as a result, better enable to the Committee to set appropriate, rigorous goals that would align performance and payout. Despite setting annual ROIC goals, vesting of the PSUs does not occur until the end of the 3-year Performance Period based on the extent to which goals were met during the full three-year Performance Period.
These two metrics support the critical drivers of our success: growing top-line profitable sales in all franchise and company restaurants, and efficiently using capital to grow the business and make prudent investments in the Company. For each metric, the Committee believes the goals set are appropriately challenging, yet reasonably attainable. The actual goals are not being disclosed before the end of the Performance Period because we believe such disclosure would be competitively harmful.
FY 2023-2025 PSU Achievement and Vesting: PSUs approved in December 2022 (based on the three-fiscal year 2023-2025 Performance Period), with a grant effective date of December 20, 2022, vested and were payable following the Committee’s approval in November 2025 of the performance levels attained relative to the performance metrics shown in the table below. Together, performance outcomes resulted in a weighted payout of 98.2% of the target number of PSUs granted. Each of our NEOs who received these PSUs in fiscal 2023, Mr. Ostrom and Ms. Super, vested in 98.2% of the target number of PSUs.

Approved Measures	Weight	Goal ($M)			Actual at FYE25	Vesting
		Threshold	Target	Maximum
Cumulative Systemwide Sales for FY23-25 (at FYE 2025)	50%	$15,407.0	$16,217.0	$17,028.0	$15,875.0	78.9%
ROIC from Operations for FY23 ROIC from Operations for FY24 ROIC from Operations for FY25	33% 33% 33%	15.9% 18.3% 16.5%	16.7% 19.3% 17.3%	17.6% 20.3% 18.2%	17.1% 19.6% 18.2%	150.0% 115.0% 87.5%
Vesting Percent of Target Number of PSUs Granted		50.0%	100.0%	150.0%		98.2%
(1)Return on Invested Capital from Operations ("ROIC from Operations") - Operating earnings after tax excludes, if any, (a) net gains or losses on the sale of company operated restaurants ("refranchising"), and/or the sale of the corporate office facility, (b) gains or losses on the sale of real estate (including sale leasebacks), (c ) restructuring costs and/or other non-recurring charges, (d) gains or losses associate with the Company's corporate-owned life insurance policies (COLI), (e) net periodic benefit costs/credits or settlement gain/loss related to the Company's pension and post-retirement health plans, and (f) earnings or losses from discontinued operations.
2025 Equity Retention Awards
In April 2025, Mr. Tucker discussed with the Committee his approach for transforming the business, subsequently announcing the "JACK on Track" initiatives, and the criticality of retaining and energizing his executive leadership team to lead the transformation. On April 26, 2025, the Compensation Committee granted retention awards to its NEOs and executive officers, excluding the CEO, to maintain senior management continuity and ensure a smooth leadership transition in light of the CEO transition at Jack in the Box. When considering the granting of retention awards, the Committee consulted with its Consultant and considered a number of factors, including: market data with respect to the use of retention awards to decrease voluntary departure rates after a CEO transition, market data on the size and vesting terms of retention awards in similar CEO transition scenarios, and the value and vesting schedule of unvested equity awards then held by our NEOs. In addition, the Committee considered the critical nature of each executive's role at the Company, succession planning, and other relevant factors.

After considering these factors, the Committee approved the grant of retention equity awards to executive officers with a grant date of May 1, 2025. The grant of retention awards was made in the form of 50% RSUs that vest equally over three-years and 50% PSUs that vest upon achievement of rigorous stock price hurdles. The Committee chose this design to both retain the leadership team and align payout more closely with shareholder values. The PSUs are market-based with three-year cliff vesting subject to achievement of stock price hurdles: using a baseline stock price of $24.79, upon achievement of 1.5x the baseline price, 150% of the target award is earned; and upon achievement of 2x the baseline price, 200% of the target award is earned. The stock price hurdle is met after 20 consecutive trading days at the target price or higher. The Committee believed these stock price hurdles were rigorous and if achieved, would deliver meaningful value to our shareholders.

New Hire Cash Bonus & Equity Award
For Mr. Tucker, as an incentive to join the Company in January 2025, the Committee approved a new-hire cash bonus of $200,000, payable in fiscal 2025, to induce him to accept the Company's employment offer and subject to his continued
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CD&A — VI. FISCAL 2025 COMPENSATION
employment with the Company. In connection with Mr. Tucker's appointment as the Company's Chief Executive Officer in March 2025 and move to San Diego, Mr. Tucker received a one-time cash payment of $500,000 for relocation assistance and housing expenses, which is repayable to the Company should he voluntarily leave the Company within 12 months.
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CD&A — VII. ADDITIONAL COMPENSATION INFORMATION
VII. ADDITIONAL COMPENSATION INFORMATION
a. Executive Stock Ownership and Holding Requirements
Our executive officers are each subject to (1) a multiple of base salary stock ownership requirement, and (2) a holding requirement, pursuant to which they must hold 50% of after-tax net shares resulting from the vesting of PSUs and RSUs until the executive has met their multiple of base salary stock ownership requirement. These requirements are intended to encourage our executive officers to have a meaningful long-term financial stake in the Company and to align their financial interests with those of our shareholders.

STOCK OWNERSHIP REQUIREMENT
Chief Executive Officer	6.0x base salary
Executive Vice Presidents	3.0x base salary
Senior Vice Presidents	1.5x base salary
Our executive officers are expected to meet their stock ownership requirement within five years from the date they first became subject to the requirement either upon hire or upon becoming an executive officer or being promoted to higher position. Each year the Committee reviews the stock ownership of our NEOs relative to their respective stock ownership requirements. For purposes of this determination, stock ownership includes all direct holdings and unvested, time-based RSUs but not unearned PSUs or stock options. As of fiscal year end 2025, our executives continue to hold their equity and have not engaged in any sale transactions. Mr. Tucker and Mr. Mount joined the Company in January 2025 and September 2024 respectively and are progressing towards meeting their requirement within the established transition period for compliance, in addition to Ms. Hooper and Ms. Super who were promoted to executive vice presidents during fiscal 2025, resulting in an increase in their ownership requirement from 1.5x to 3.0x base salary. Each of our NEOs are subject to our holding requirement.
b. Executive Benefits
Our NEOs and other executive officers receive the same benefits as those generally available to other employees in the Company, including the same level of technology allowances provided to employees for use of their personal cell phone, internet and other related technology for business purposes.
Both Company-subsidized and voluntary benefit programs are provided and include medical, dental, vision, life insurance, and disability coverage. Additionally, the Company provides executive officers, including our NEOs, with an enhanced level of employer-paid term life insurance with a value of $770,000.
c. Retirement Plans
The Company’s retirement plans are designed to provide our employees, including our NEOs and other executives, with some retirement income security. These plans reward for service and provide an additional incentive for our employees to build long-term careers at Jack in the Box.
•Qualified 401(k) Plan (“401(k) Plan”). The 401(k) Plan is a qualified defined contribution plan available to all Company employees. Employees who participate in the plan can defer eligible compensation and receive a Company matching contribution of 100% of the first 4% of an employee’s deferred compensation, with immediate vesting.
•Non-Qualified Deferred Compensation Plan (“EDCP”). In light of IRC limits imposed on the 401(k) Plan, we sponsor the EDCP whereby our executive officers and other highly compensated employees may also defer up to 50% of their base salary and up to 85% of their annual incentive compensation. For participants whose compensation or deferrals to the 401(k) Plan (and related Company matching contributions) are limited due to the IRC limits applicable to the 401(k) Plan, the Company provides a "restoration matching contribution" to the EDCP of up to 4% of compensation deferred (as compensation is defined in the 401(k) Plan). A participant must be employed on the last day of the calendar year to receive the restoration matching contribution, which is then 100% vested. Participants choose from an array of investment options, and their accounts are credited based upon the performance of the investment options. These obligations under the EDCP represent an unsecured claim against the Company. Messrs. Harris, Ostrom, and Ms. Hooper participated in the EDCP in fiscal 2025.
•Defined Benefit Pension Plan (“Retirement Plan”). All employees hired before 2011 are participants (including Ms. Hooper. the only NEO who is a participant in the plan) in a tax-qualified defined benefit pension plan. This plan was closed to new employees hired on or after January 1, 2011, and “sunset” on December 31, 2015. Accordingly, participants no longer accrue additional benefits based on additional earnings and service as of that date. Participants may begin receiving their accrued benefit on or after retirement.

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CD&A — VII. ADDITIONAL COMPENSATION INFORMATION
d. Prohibition of Pledging and Hedging Transactions
The Company prohibits directors and Section 16 officers from engaging in certain derivative transactions in Company stock that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation to, or held directly or indirectly by, the employee or director, including:
•Trading in “puts”, “calls”, or other derivative vehicles involving the Company’s securities (often referred to as hedging transactions);
•Engaging in zero-cost collars, forward sales contracts or other hedging transactions in Company securities;
•Holding Company securities in margin accounts; or
•Pledging Company securities.
e. Executive Compensation Recovery (“Clawback”) Policy
We adopted a new Incentive Compensation Recoupment Policy, effective as of October 2, 2023. As required by Nasdaq Rule 5608, the new recoupment policy requires the “clawback” of incentive compensation paid to current and former executive officers when that compensation is based upon achievement of financial results that later require an accounting restatement. The new policy is a “no fault” policy and does not require any misconduct on the part of an executive officer or any of his or her subordinates in the case of a restatement. If there is a restatement and executives would have received less incentive compensation under the restated numbers than they actually received, we must seek recoupment of the excess compensation unless impracticable. “Incentive compensation” includes any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure.
A copy of the Incentive Compensation Recoupment Policy is included as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended September 28, 2025.
f. Termination of Service
When a NEO terminates employment with the Company, the NEO will receive amounts according to the specific terms and provisions of each compensation plan or benefit plan in which he or she participates. Such amounts may include:
•Amounts contributed to and distributed under the Company’s qualified and non-qualified deferred compensation plans (subject to the specific terms and requirements of IRC Section 409A).
•Under the Company’s equity incentive plan and standard equity agreements, upon a change in control “CIC”: (a) vesting of PSUs based on actual levels achieved for completed performance periods and target level for incomplete periods, and (b) accelerated vesting of RSUs and options only upon both a qualified CIC and qualifying termination, as described in the “Compensation & Benefits Assurance Agreements” section below.
•Amounts accrued and vested in the Company’s pension plan (for Ms. Hooper).
•If termination is after the end of the fiscal year but before payment, the annual cash incentive award, subject to the Company’s achievement of performance goals.
If eligible to retire under a Company-sponsored retirement plan, in addition to the above, and consistent with the terms of our standard equity agreement, Corporate Officers (including all NEOs) are entitled to the following:
•Accelerated vesting of options equal to 5% additional vesting for each full year of service with the Company.
•In accordance with the vesting schedule of each award, prorated vesting of PSUs; and full vesting of time-vested RSUs.
•A prorated annual incentive award based on the number of full reporting periods worked in the fiscal year before retirement, subject to the Company’s eligibility requirements and achievement of performance goals.
If a NEO dies while employed by the Company, under the terms of the respective stock award agreements, all outstanding options and stock awards will become 100% vested on the date of his or her death (in the case of PSUs, subject to the number of periods completed during the performance period and actual performance achieved). The values of additional potential payments to the NEOs are provided in the section entitled “Potential Payments on Termination of Employment or Change in Control” of this Proxy Statement.

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CD&A — VII. ADDITIONAL COMPENSATION INFORMATION
Severance Plan for Executive Officers
In February 2020, the Committee adopted the Severance Plan for Executive Officers (the “Executive Severance Plan”) effective March 9, 2020, that provides severance benefits to the Company’s CEO and other executive officers, in the event of an involuntary termination without Cause that constitutes a Qualifying Termination (as defined in the Executive Severance Plan, a “Non-CIC Qualifying Termination”) either before, or more than 24 months after, a change in control of the Company.
The Executive Severance Plan provides for certain cash severance and other benefit payments contingent on the executive timely executing an effective general release of claims against the Company as described in more detail in the section entitled “Potential Payments on Termination of Employment or Change in Control” of this Proxy Statement.
The Committee adopted the Executive Severance Plan to provide benefits that they felt were consistent with market practices and that would provide reasonable protection to our executives and serve as an important retention tool. In addition to the Executive Severance Plan, the 2025 NEOs have executed “CIC” agreements that provide for benefits upon termination of service in the event of CIC as described in the “Compensation and Benefits Assurance Agreements” section below.
Neither Mr. Harris or Mr. Scott were eligible for, or received any payments or benefits under, the Executive Severance Plan as a result of their separations in March 2025 and November 2024, respectively.
g. Compensation & Benefits Assurance (Change in Control) Agreements
The Committee believes that Compensation & Benefits Assurance Agreements (otherwise known as a Change in Control or “CIC” Agreements) benefit shareholders by providing an important incentive to executive officers to remain focused on running the business in the case of a pending or actual CIC event. We have entered into CIC Agreements with all of our NEOs.
Each CIC Agreement provides for compensation in the form of a lump sum payment and other benefits in the event of a qualifying termination within 24 months following the effective date of the CIC of the Company (a “double-trigger” agreement). The Company does not provide a tax gross-up on any provisions of the CIC Agreement. The Company’s current form CIC Agreement includes a “best after-tax” provision where benefits would be reduced only if doing so would result in a better after-tax economic position for the executive. The executive is solely responsible for payment of any excise taxes and all other applicable federal, state, and local income and employment taxes. The Committee plans to continue to monitor the costs and appropriate terms and conditions of CIC Agreements in the future.
A detailed discussion of the provisions of the CIC Agreements and associated monetary values is provided in the sub-section titled Potential Payments on Termination of Employment or Change in Control and the corresponding compensation table.
h. Tax and Accounting Information
Internal Revenue Code Section 162(m)
The Committee and its Consultant consider the IRC Section 162(m) implications of all compensation decisions for our NEOs and other executives. Section 162(m) places a $1 million limit on the amount of compensation that the Company can deduct in any one taxable year for certain covered employees. Historically, certain performance-based compensation has been excluded from this limit. However, the performance-based compensation exemption has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to certain covered employees in excess of $1 million per taxable year will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017 (the “Section 162(m) Transition Relief”).
Our compensation programs have historically been designed to provide for a substantial portion of an executive’s compensation to be delivered through programs generally intended to qualify as performance-based compensation under Section 162(m), including our incentive plan in the form of stock options. However, any such compensation will no longer qualify for the performance-based compensation exemption under Section 162(m) unless it qualifies for the Section 162(m) Transition Relief and despite the Committee’s efforts to structure certain compensation to qualify for a maximum allowable tax deduction, no assurance can be given that such compensation will be eligible for the exemption from the $1 million deductibility limit imposed by the Section 162(m). Further, the Committee may modify compensation that was initially intended to be exempt from the $1 million deductibility limit under Section 162(m) if it determines that such modifications are consistent with our business needs. The Committee will continue to monitor the applicability of Section 162(m) to the Company’s ongoing compensation arrangements.
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CD&A — VII. ADDITIONAL COMPENSATION INFORMATION
Internal Revenue Code Section 409A
Under IRC Section 409A, amounts deferred by an employee under a non-qualified deferred compensation plan (such as the EDCP) may be included in gross income when deferred and be subject to a 20% additional federal tax, unless the plan complies with certain requirements related to the timing of deferral election and distribution decisions.
The Company administers the EDCP intending to comply with Section 409A. The Company intends that its stock options are exempt from Section 409A.
Expensing of Stock and Option Awards
The Company accounts for compensation expense associated with stock and option awards in accordance with the Financial Accounting Standards Board (“FASB”) authoritative guidance on stock compensation. For further details regarding the accounting for the compensation expense associated with stock and option awards, refer to Note 13, Share-Based Employee Compensation in the Company’s 2025 Annual Report on Form 10-K.
i. Insider Trading Policy and Equity Grant Timing Practices
We maintain an Insider Trading Policy governing the purchase, sale, and other disposition of Company securities that is applicable to the Company, all of our directors, officers, and employees, all contractors of the Company and all members of their immediate families and households. We believe our Insider Trading Policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and NASDAQ listing standards.
The Committee approves all equity award grants to our NEOs on or before the grant date. The Committee’s general practice is to complete its annual executive compensation review and determine performance goals and target compensation for our NEOs, following which they approve equity awards for NEOs. Accordingly, annual equity awards are typically granted to our NEOs in November or December. On occasion, the Committee may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention, or other purposes. While the Committee has discretionary authority to approve equity awards to our NEOs outside of the cycle described above, the Committee does not have a practice or policy of granting equity awards in anticipation of the release of material nonpublic information and, in any event, we do not time the release of material non-public information in coordination with grants of equity awards in a manner that intentionally benefits our NEOs or otherwise for the purpose of affecting the value of executive compensation. In fiscal 2025, equity compensation for our NEOs consisted solely of RSUs and PSUs; we did not grant stock options in 2025.
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CD&A — VIII. CEO PAY RATIO DISCLOSURE
VIII. CEO PAY RATIO DISCLOSURE
Under SEC rules, we are required to calculate and disclose the ratio of the annual total compensation of our CEO to the annual total compensation of our median compensated employee. This ratio is a reasonable estimate calculated in accordance with applicable SEC rules.
On March, 31, 2025, Mr. Tucker succeeded Mr. Harris as the Company's CEO. For purposes of calculating the pay ratio for fiscal 2025, our CEO's compensation reflects the combined aggregate compensation paid to each of Messrs. Tucker and Harris during their time served as CEO. More specifically it represents the respective prorated amounts of annual base salary, annual incentive and all other compensation for Mr. Tucker and Mr. Harris; and for equity awards, the full value of Mr. Tucker's equity awards received in fiscal 2025 (including his new hire awards), and the exclusion of the equity awards Mr. Harris received while in the role of CEO in fiscal 2025 (all of which were cancelled on his separation day of March 14, 2025).

Below is: (i) the fiscal 2025 annual total compensation of our CEO, Mr. Tucker; (ii) the fiscal 2025 annual total compensation of our median employee; and (iii) the ratio of the annual total compensation of our CEO to that of our median employee.

CEO PAY RATIO
CEO Annual Total Compensation	$5,718,924
Median Employee Annual Total Compensation	$28,951
CEO to Median Employee Pay Ratio	197.5

Methodology
The majority of our employee population consists of hourly part-time restaurant employees for which we provide work schedule flexibility to accommodate individual personal schedules. For fiscal 2025, we identified a new median employee using gross base wages and target incentive potential (“total cash compensation”) for the twelve-month period ending September 28, 2025 for all full-time and part-time employees, other than Mr. Tucker, who were employed by the Company on such date. We did not annualize pay for employees employed for less than the full fiscal year.
Our median employee is a restaurant Team Member who worked an average of 28.0 hours per week in fiscal 2025. We used the same methodology to determine the annual total compensation of our median employee for the twelve-month period ending September 28, 2025 as we used for our NEOs, as set forth in the Summary Compensation Table for fiscal 2025.
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COMPENSATION COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT
The Jack in the Box Compensation Committee is comprised solely of independent members of the Company’s Board of Directors. The Committee assists the Board in fulfilling its responsibilities regarding compensation matters and is responsible under its charter for determining the compensation of the Executive Officers. This includes reviewing all components of pay for our CEO and the other NEOs. The Committee reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with its Consultant, with Management and with the Board. Based on this review and discussion, the Committee, on behalf of the Board, has authorized that this Compensation Discussion and Analysis be included in this Proxy Statement for fiscal 2025, which ended on September 28, 2025.

THE COMPENSATION COMMITTEE
Michael Murphy, Chair
David Goebel
Madeleine Kleiner
Alan Smolinisky

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COMPENSATION RISK ANALYSIS
COMPENSATION RISK ANALYSIS
The Committee has engaged in a thorough risk analysis of our compensation plans, programs, policies, and practices for all employees. This includes advice from the Committee’s independent Consultant regarding executive programs, and a detailed report, prepared by a Company Internal Compensation Risk Committee, describing the risk mitigation characteristics of the Company’s annual and long-term incentive programs. For the following reasons, the Committee believes that the design of our compensation programs, the governance of our programs, and our risk oversight process guard against imprudent risk taking that could have a material adverse effect on the Company.
Compensation Program Design Protections
•Our base pay programs consist of competitive salaries that provide a fixed level of income on a regular basis. This mitigates incentives on the part of our executives and employees to take unnecessary or imprudent risks.
•The Board approves the Company’s strategic plan, capital budget, and long-term financial and operational plans that serve as the basis for setting short and long-term incentive goals. Goals are intended to drive shareholder value and are set relative to the approved budget, historical and future expected performance, and a reasonable amount of stretch so that they do not encourage imprudent risk taking.
•Our annual incentive programs provide variable pay opportunities for certain position levels based on achievement of multiple annual performance goals. Goals are set at reasonable levels and payouts are managed as a percentage of pay.
•The maximum awards that may be paid to executive officers and all other employees under the annual and long-term incentive programs are capped, and the Committee retains the discretion to reduce payouts under the plans.
•The largest amount of executive incentive compensation opportunity is generally tied to long-term incentive compensation that emphasizes sustained Company performance over time. This reduces incentive for executives and other employees to take risks that might increase short-term compensation at the expense of longer-term Company results.
•Equity awards have multi-year vesting, PSU awards for executives are based on achievement of multiple performance targets, and both RSU and PSU awards have holding requirements until the executive's stock ownership requirement is met. This aligns the long-term interests of our NEOs and executives with those of our shareholders and discourages taking short-term risks at the expense of longer-term performance.
Structural Governance Protections
•The Committee has adopted a clawback/compensation recovery policy that provides for recoupment of certain types of cash and equity compensation in the event of a financial restatement. Our latest clawback policy adopted in 2023 requires recovery of certain incentive-based cash and equity awards for current and former executive officers in the event of a financial restatement.
•The Company has strong internal controls over the measurement and calculation of performance goals designed to keep them from being susceptible to manipulation.
•Company policy also:
•Prohibits directors and executive officers from engaging in hedging transactions involving our stock, which prevents executives from insulating themselves from poor stock performance by betting against our success;
•Prohibits directors and officers from pledging Company stock or holding Company stock in margin accounts. This reduces the risk that executives might create incentives to focus on short-term performance at the expense of long-term performance; and
•Has a formal ethics code of conduct and an ethics helpline and provides ethics training and communications to employees. The ethics program is intended to reinforce a culture of integrity.
•The Company also has a Compensation Risk Committee that includes functional experts tasked specifically with evaluating potential unintended or unforeseen consequences of our compensation programs and their component parts.

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EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
The Summary Compensation Table (“SCT”) summarizes the total compensation of our NEOs for the fiscal year ended September 28, 2025, and the prior two fiscal years to the extent required under the Securities and Exchange Commission rules.
Summary Compensation Table

Name & Principal Position	Fiscal Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value & NQDC Earnings(5)	All Other Comp(6)	Total
Mr. Tucker (7) Chief Executive Officer (CEO)	2025	$624,038	$200,000	$3,636,095	$—	$310,521	$—	$500,937	$5,271,591
Mr. Harris (8) Former Chief Executive Officer (CEO)	2025	$438,462	$—	$4,143,565	$—	$—	$—	$8,871	$4,590,898
	2024	$944,808	$—	$3,501,773	$—	$785,684	$—	$70,390	$5,302,655
	2023	$901,539	$—	$2,745,302	$—	$1,598,475	$—	$101,171	$5,346,487
Ms. Hooper Executive Vice President Chief Financial Officer (CFO)	2025	$578,231	$—	$666,951	$—	$210,276	$—	$25,386	$1,480,844
	2024	$375,000	$—	$171,069	$—	$121,359	$79,427	$21,120	$767,975
	2023	$392,548	$64,900	$132,638	$—	$472,736	$—	$32,629	$1,095,451
Mr. Scott (8) Former Executive Vice President Chief Financial Officer (CFO)	2025	$91,346	$—	$—	$—	$—	$—	$128	$91,474
	2024	$625,000	$400,000	$1,010,150	$—	$337,107	$—	$14,676	$2,386,933
	2023	$84,135	$250,000	$752,977	$—	$—	$—	$110	$1,087,222
Mr. Ostrom Executive Vice President Chief Customer & Digital Officer (CCDO)	2025	$625,615	$—	$2,210,829	$—	$224,267	$—	$34,971	$3,095,682
	2024	$566,000	$—	$741,452	$—	$308,520	$—	$35,949	$1,651,921
	2023	$517,115	$—	$529,536	$—	$626,223	$—	$45,223	$1,718,097
Ms. Super Executive Vice President Chief Legal & Administrative Officer (CLAO)	2025	$525,962	0	$1,438,597	$—	$173,515	$—	$10,900	$2,148,974
	2024	$472,231	$—	$461,671	$—	$204,961	$—	$10,615	$1,149,478
	2023	$448,461	$—	$362,709	$—	$434,503	$—	$10,042	$1,255,715
Mr. Mount* Senior Vice President Chief Supply Chain Officer (CSCO)	2025	$450,000	$100,000	$1,065,580	$—	$128,388	$—	$19,623	$1,763,591

*    Mr. Mount was hired in September 2024 was not an NEO.
(1)Reflects base salary earned during the fiscal year, including any amounts deferred by the NEOs into the Company’s deferred compensation plans, the 401(k) and/or the Executive Deferred Compensation Plan (EDCP).
(2)Mr. Tucker received a $200,000 sign-on bonus subject to his continued employment with the Company. Pursuant to Mr. Mount's offer letter, he received the second portion of his new-hire cash bonus that was paid six months from his September 2024 start date, payable in fiscal 2025, and was subject to continued employment with the Company.
(3)Reflects the aggregate grant date fair value of the PSUs and RSUs granted during the applicable fiscal year, in accordance with FASB ASC Topic 718 (“ASC 718”) based on the assumptions and methodologies set forth in the Company’s 2025 Annual Report on Form 10-K (Note 13, Share-Based Employee Compensation). RSU awards vest 33% per year over three years on each anniversary of the grant. PSU awards cliff vest after three years based on the Company’s performance during a three-fiscal year period. The performance metrics are established at the beginning of the three-year performance period when the grant is made; the specific performance goals for all or a portion of the award are reviewed and typically set by the Committee (a) for the full three-year performance at the time of grant for some performance metrics (one metric for each of the 2023, 2024, and 2025 PSUs), and (b) for a one-year period at the beginning of each year for other performance metrics (one metric for each of the 2023, 2024, and 2025 PSUs). The market-based PSU award granted in fiscal 2025 cliff vests after three years based on attainment of stock price hurdles, as described in section VI.c. of the CD&A. Assuming the maximum level of performance achievement (150% of target for the annual PSU award, and 200% of the market-based PSU retention award), the PSU total values for each NEO who received PSU awards in 2025 are, respectively: Mr. Tucker, $1,558,191; Mr. Harris, $2,838,922; Ms. Hooper, $505,677; Mr. Ostrom, $1,917,236; Ms. Super, $1,296,190; and Mr. Mount, $961,352. Mr. Scott did not receive a stock grant in fiscal 2025 as a result of his separation with the Company in November 2024.
(4)Reflects the annual incentive awards earned by each NEO based on achievement of pre-established performance goals under our annual incentive plan and is prorated if the NEO was not employed by the Company for the full fiscal year. Performance achievement and payout amounts are approved by the Committee following the end of the fiscal year.
(5)Reflects the change in the estimated present value of Ms. Hooper's accumulated benefit under the qualified pension plan (the “Retirement Plan”). The estimates are determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements for fiscal years ending September 28, 2025, September 29, 2024, and October 1, 2023. The changes in 2023 and 2025 for Ms. Hooper were negative amounts and therefore the amounts are not reflected in this column. The Pri-2012 Mortality Table was used with the MP-2021 generational scale projected from 2006. The amounts reported in this column may fluctuate significantly in a given year based on a number of factors that affect the formula to determine pension benefits, including changes in: (i) salary and annual incentive; (ii) years of service; and, predominantly (iii) the discount rates used in estimating present values, which were 6.103% for 2023, 5.108% for 2024, and 5.629% for 2025. Participating NEOs become vested in the Retirement Plan after five years. The Retirement Plan is closed to new participants and was sunset on December 31, 2015. For a detailed discussion of the Company’s pension benefits, see the sections of this Proxy Statement titled “Retirement Plan” and “Pension Benefits Table” and accompanying footnotes. The Company does not provide above-market or preferential earnings on non-qualified deferred compensation.
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EXECUTIVE COMPENSATION
(6)The table below shows the components of All Other Compensation for the NEOs:

All Other Compensation Table
Name	Technology Allowance	Deferred Compensation Matching Contribution(a)	Company- Paid Life Insurance Premiums	Other(b)	Total All Other Compensation
Mr. Tucker (CEO)	$915	$—	$22	$500,000	$500,937
Mr. Harris (Former CEO)	$540	$8,331	$—	$—	$8,871
Ms. Hooper (CFO)	$750	$24,302	$334	$—	$25,386
Mr. Scott (Former CFO)	$95	$—	$33	$—	$128
Mr. Ostrom (CCDO)	$750	$33,995	$225	$—	$34,970
Ms. Super (CLAO)	$750	$9,769	$381	$—	$10,900
Mr. Mount (CSCO)	$1,170	$17,954	$499	$—	$19,623
(a)    Reflects matching contributions under the 401(k) Plan and the restoration matching contribution in the EDCP related to fiscal 2025 compensation (base pay and fiscal 2025 annual incentive).
(b)    Following his appointment to CEO in March 2025, Mr. Tucker received a lump sum cash payment of $500,000 to assist with relocation and housing expenses associated with his move to San Diego. There was no tax gross-up, and the payment was subject to continued employment with the Company through the one-year anniversary of his start date.
(7)Mr. Tucker joined the Company as Executive Vice President, Chief Financial Officer on January 13, 2025, and was subsequently promoted to Chief Executive Officer effective March 31, 2025.
(8)Mr. Harris, our former CEO ceased employment with the Company on March 14, 2025; and, Mr. Scott, our former CFO ceased employment with the Company on November 20, 2024. Mr. Harris forfeited the 2025 equity awards granted in fiscal 2025 and reported in the Stock Awards column above for 2025.

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EXECUTIVE COMPENSATION
Grants of Plan-Based Award
The table below provides information on the annual incentive awards and equity awards granted to our NEOs in fiscal 2025. Cash incentive awards are based on fiscal year performance under our annual incentive plan (“AIP”). Long-term equity incentive compensation includes time-based restricted stock units (“RSUs”), and performance share awards (“PSUs”) that vest, if at all, upon achievement of performance goals over a three-fiscal year performance period. The 2025 incentive award terms are described in CD&A Sections IV (“Elements of Compensation”) and VI (“Fiscal 2025 Compensation”). Mr. Scott is not included in the table below because he did not receive any incentive or equity awards in fiscal 2025.

Name	Grant Date (1)	Approval Date (1)	Award Type (2)	Estimated Future Payouts Under Non-Equity incentive Plan Awards(3)			Estimated Future Payouts Under Equity incentive Plan Awards(4)			Stock Awards: Number of Shares of Stock or Units (5)	Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards (6)
				Threshold	Target	Maximum	Threshold(#)	Target(#)	Maximum(#)
Mr. Tucker		12/19/2024	AIP	$387,813	$775,625	$1,551,250
(CEO)	1/27/2025	11/06/2024	RSU-New Hire							12,595			$599,774
	1/27/2025	11/06/2024	RSU							12,595			$599,774
	2/24/2025	2/20/2025	RSU							12,531			$439,337
	4/07/2025	3/31/2025	RSU							41,834			$958,417
	1/27/2025	11/06/2024	PSU 25-27				4,198	8,397	12,595				$399,849
	4/07/2025	3/31/2025	PSU 25-27				13,945	27,889	41,834				$638,945
Mr. Harris (7)		12/19/2024	AIP	$546,250	$1,092,500	$2,185,000
(Former CEO)	12/02/2024	11/14/2024	RSU							47,269			$2,250,950
	12/02/2024	11/14/2024	PSU 25-27				15,756	31,513	47,269				$1,500,633
	12/02/2024	11/14/2024	PSU 24-26				2,297	4,593	6,890				$205,315
	12/02/2024	11/14/2024	PSU 23-25				2,088	4,176	6,264				$186,667
Ms. Hooper		12/19/2024	AIP	$221,106	$442,212	$884,423
(CFO)	12/02/2024	11/14/2024	RSU							4,202			$200,099
	5/01/2025	4/26/2025	RSU							6,051			$194,600
	12/02/2024	11/14/2024	PSU 25-27				700	1,401	2,101				$66,700
	12/02/2024	11/14/2024	PSU 24-26				123	245	368				$10,952
	5/01/2025	4/26/2025	PSU Market-Based				-----	6,051	12,102				$194,600
Mr. Ostrom		12/19/2024	AIP	$216,779	$433,558	$867,115
(CCDO)	12/02/2024	11/14/2024	RSU							10,505			$500,248
	5/01/2025	4/26/2025	RSU							20,169			$648,635
	12/02/2024	11/14/2024	PSU 25-27				3,502	7,003	10,505				$333,499
	12/02/2024	11/14/2024	PSU 24-26				490	980	1,470				$43,806
	12/02/2024	11/14/2024	PSU 23-25				403	806	1,208				$36,006
	5/01/2025	4/26/2025	PSU Market-Based				-----	20,169	40,338				$648,635
Ms. Super		12/19/2024	AIP	$182,452	$364,904	$729,808
(CLAO)	12/02/2024	11/14/2024	RSU							5,253			$250,148
	5/01/2025	4/26/2025	RSU							15,127			$486,484
	12/02/2024	11/14/2024	PSU 25-27				1,751	3,502	5,253				$166,765
	12/02/2024	11/14/2024	PSU 24-26				306	613	919				$27,379
	12/02/2024	11/14/2024	PSU 23-25				239	477	716				$21,337
	5/01/2025	4/26/2024	PSU Market-Based				-----	15,127	30,254				$486,484
Mr. Mount		12/19/2024	AIP	$135,000	$270,000	$540,000
(CSCO)	12/02/2024	11/14/2024	RSU							5,253			$250,148
	5/01/2025	4/26/2025	RSU							10,085			$324,334
	12/02/2024	11/14/2024	PSU 25-27				1,751	3,502	5,253				$166,765
	5/01/2025	4/26/2024	PSU Market-Based				-----	10,085	20,170				$324,334
(1)Annual equity grants were approved at the November 14, 2024 Committee meeting, with a grant date of December 2, 2024, except for Mr. Tucker who received his annual equity grants upon his commencement as CFO and CEO.
(2)For PSU awards, shows the three fiscal years of the PSU performance period.
(3)Reflects the potential payouts under the fiscal 2025 annual incentive plan (“AIP”) that could have been earned based on performance in fiscal 2025. Under the AIP, for financial and strategic goal performance, the amount shown for threshold payout represents 50% of target payout for achieving threshold performance (there is no payout if performance is below the threshold goal); target payout represents the amount payable for achieving target level of performance; and the amount shown for maximum payout represents 200% of target payout. For financial performance, performance attainment and incentive payouts are prorated between performance levels for financial goals; and for strategic goals, performance attainment is cumulative, meaning attainment of target level requires full attainment of both threshold and target goals, and attainment of maximum level requires full attainment of threshold, target, and maximum goals. The SCT for fiscal 2025 shows the actual cash incentive compensation earned by our NEOs for fiscal 2025 performance.
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(4)Reflects the threshold, target, and maximum potential share payout levels for the annual PSUs under the Company’s long-term incentive plan for the fiscal 2024-26 PSU award, and for the fiscal 2024 performance period of the 2023-2025 PSU award. Threshold payout for PSUs is 50% of target and requires achieving an established minimum performance requirement (there is no payout if performance doesn’t meet the minimum requirement). Maximum payout is 150% of target. For the market-based PSUs, reflects the target and maximum potential share payout levels. Target payout for PSUs requires achieving a specified price hurdle equal to 1.5x the baseline price and results in 150% of target shares vesting. There is no payout for performance below target. Maximum payout results in 200% of target shares vesting and requires achieving a specified price hurdle equal to 2.0x the baseline price.
(5)Reflects the number of RSUs granted that vest 33% per year over three years on each anniversary of the grant date.
(6)The values of PSUs and RSUs represent the grant date fair values, as computed in accordance with ASC 718, based on the closing price of the Company’s Common Stock on the grant date discounted by the present value of the expected dividend stream over the vesting period, as applicable, which for the annual 2024 PSU and RSU awards was $70.19; and for the second year of the three-year performance period for the portion of the PSU 23-25 award that vests based on the ROIC metric was $66.53, based on probable outcome (target level performance). The grant date fair values of all awards were determined based on the assumptions and methodologies set forth in the Company’s 2025 Annual Report on Form 10-K (Note 13, Share-Based Employee Compensation). PSU awards, cliff vest after three years, are made annually, and vest based on the Company’s performance during the three-fiscal year performance period. The performance metrics are established at the beginning of the three-fiscal year performance period when the grant is made; the specific performance goals are set by the Committee either (a) at the time of grant (or at a later time) for the full (or remaining) performance period or (b) at the beginning of each fiscal year for that portion of the performance period. In accordance with SEC rules and ASC 718, the values shown for the PSU 24-26 awards represent the grant date fair value of (a) the full three-year performance period for the portion of the award that vests based on the cumulative systemwide sales metric, and (b) the first year of the three-year performance period for the portion of the award that vests based on the ROIC metric, in each case based on probable outcome (target level performance).
(7)Mr. Harris forfeited unvested awards upon his separation in March 2025.
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Outstanding Equity Awards at Fiscal Year End 2025
The table below table sets forth each NEO's outstanding equity awards as of the end of our fiscal 2025. For Ms. Super, all option awards are fully vested. Messrs. Harris and Scott held no outstanding equity awards at the end of fiscal 2025 as a result of their separations and therefore not included in the table below. The market value of the stock awards is based on the closing price of Jack in the Box Inc. Common Stock as of the last trading day of the fiscal year (September 26, 2025) which was $20.23.

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mr. Tucker (CEO)	—	—	—	$—	—	87,491	$1,769,943	45,358	$917,582
Ms. Hooper (CFO)	—	—	—	$—	—	12,686	$256,638	8,782	$177,656
Mr. Ostrom (CCDO)	—	—	—	$—	—	45,339	$917,208	32,843	$664,417
Ms. Super (CLAO)	12/16/2019	505	—	$75.23	12/16/2026	29,432	$595,418	21,955	$444,140
Mr. Mount (CSCO)	—	—	—	$—	—	20,066	$405,935	14,463	$292,576
(1)The amounts in this column reflect:
(a)    unvested RSUs that vest 25% each year over four years beginning on the first anniversary of the grant date for awards granted prior to fiscal 2023, and beginning fiscal 2023, 33% each year over three years beginning on the first anniversary of the grant date (Mr. Tucker, 79,555; Ms. Hooper, 11,884; Mr. Ostrom, 37,077; Ms. Super, 24,614; and Mr. Mount, 19,300);
(b)    for Messrs. Ostrom and Ms. Super, unvested PSUs for which the performance goals have been met for the completed three fiscal-year performance period (FY2023–FY2025) and vest following the Board’s approval of the performance goals (Mr. Ostrom, 4,746 and Ms. Super, 2,812);
(c)    unvested PSUs for which the performance goals have been met for each executive, for completed performance periods FY24-26 and FY25-27 that vest upon completion of the full three fiscal-year performance period and following the Board’s approval of the performance goals, subject to the executive’s continued employment with the Company. (Mr. Tucker, 7,936; Ms. Hooper, 802; Mr. Ostrom 3,516; Ms. Super, 2,006; and Mr. Mount, 766).
(2)This column shows unvested PSUs granted to executives for the performance periods FY23-25 and FY24-26 for which the performance achievement was not yet known at fiscal year-end and vests upon completion of the three fiscal-year performance period following the Board’s approval of the performance goals. The share amount is reported at target payout level.
(a)    unvested PSUs, excluding market-based PSUs under the retention award (Mr. Tucker, 45,358; Ms. Hooper, 2,731; Mr. Ostrom, 12,674; Ms. Super, 6,828; and Mr. Mount, 4,378);
(b)    unvested market-based PSUs under the retention award (Ms. Hooper, 6,051; Mr. Ostrom, 20,169; Ms. Super, 15,127; and Mr. Mount, 10,085).

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Option Exercises and Stock Vested in Fiscal 2025
The table below sets forth option exercises and shares acquired on vesting for each of our NEOs in fiscal 2025.

	Option Awards		Stock Awards(1)
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mr. Tucker (CEO)	—	$—	—	$—
Mr. Harris (Former CEO)	—	$—	46,099	$1,988,732
Ms. Hooper (CFO)	—	$—	1,723	$77,512
Mr. Scott (Former CFO)	—	$—	—	$—
Mr. Ostrom (CCDO)	—	$—	9,599	$406,599
Ms. Super (CLAO)	—	$—	6,215	$266,255
Mr. Mount (CSCO)	—	$—	1,982	$39,521
(1)The reported number of shares and value realized on vesting includes time-vested RSUs; and, for Messrs. Harris and Ostrom, and Ms. Super, also includes PSUs granted in March 2022 for the fiscal 2022-2024 performance period, which vested in December 2024 and resulted in a payout of 125% of the target PSU award.
Retirement Plan Benefits
The table below provides information on pension benefits under the Company’s Retirement Plan. The Retirement Plan is a Company-funded, tax-qualified retirement plan that was offered to eligible employees hired prior to January 1, 2011, that had reached age 21 and completed one year of service (at least 1,000 hours/year). Ms. Hooper is the only NEO who was hired prior to 2011 and is a vested participant in the plan. As of December 31, 2015, the Retirement Plan was “sunset” and employees no longer accrue additional benefits based on additional pay and service. The plan provides that a participant retiring at the normal retirement age of 65 will receive benefits based primarily on the formula described below:
(1)    1% of the average of the five highest consecutive calendar years of pay (base salary and annual incentive out of the last ten years of eligible service (referred to as “Final Average Pay”), multiplied by the number of full calendar years and months while an eligible employee).
PLUS
(2)    0.4% of Final Average Pay in excess of Covered Compensation (average of the Social Security taxable wage bases) multiplied by the number of full calendar years and months while an eligible employee (up to a maximum of 35 years).
A participant in the Retirement Plan who has at least ten years of vesting service may elect to begin receiving reduced payments as early as age 55. Note: Prior to 1989, benefits are subject to grandfathered minimum benefit accruals under the previous plan. Retirement plan benefits are (i) not permitted to be paid to participants while actively employed with Jack in the Box Inc. and (ii) typically paid in the form of a monthly annuity unless the present value of the accrued benefit is equal to or less than $20,000 at termination and in such event, may be paid in the form of a lump sum payment.
The table below sets forth the actuarial present value of the accumulated pension benefit for Ms. Hooper as of the end of fiscal 2025 (September 28, 2025). The maximum compensation used to calculate benefits for the Retirement Plan does not exceed the IRS-prescribed limit applicable to tax-qualified plans ($265,000 for 2015, the year the Retirement Plan was sunset). The present value was calculated using the interest rate and mortality assumptions used in the Company’s financial statements for fiscal 2025.

Pension Benefits Table
	Plan Name (1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit at Normal Retirement Age ($) (2)	Payments During Last Year ($)
Ms. Hooper (CFO)	Retirement Plan	15	$371,248	$—
(1)Ms. Hooper is a vested participant in the Retirement Plan.
(2)The actuarial present value of accumulated benefits under the Retirement Plan is based on a discount rate of 5.629% as of September 28, 2025. The Pri-2012 Mortality Table is used with the MP-2021 generational scale projected from 2006. Participants are assumed to retire at the latest of current age and the plan’s earliest retirement date with unreduced benefits. No pre-retirement mortality, retirement, or termination has been assumed for the present value factors.

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Non-Qualified Deferred Compensation
Executive Deferred Compensation Plan (EDCP)
In addition to eligibility to participate in the 401(k) Plan, the NEOs and other highly compensated employees are eligible to defer up to 50% of base salary and up to 85% of annual incentive pay to the EDCP, an unfunded, non-qualified deferred compensation plan, with benefits paid by the Company out of its general assets. The plan is subject to IRC Section 409A for all deferred compensation earned on or after January 1, 2005. To provide participants with the opportunity to receive up to the full four percent matching contribution offered in the 401(k), the Company provides a “restoration matching contribution” to the EDCP for participants whose deferrals to the 401(k) Plan (and related Company matching contributions) are limited due to the IRC limits applicable to the 401(k) Plan. A participant must be employed on the last day of the calendar year to receive the restoration matching contribution, which is then 100% vested. Participants may choose from an array of investment options.
The table below provides information on the contributions, earnings, withdrawals, and distributions in the Executive Deferred Compensation Plan during fiscal 2025 and the account balances as of the end of fiscal 2025.

Non-Qualified Deferred Compensation Plan Table
	Executive Contributions in Fiscal 2025 (1)	Registrant Contributions In Fiscal 2025 (2)	Aggregate Earnings in Fiscal 2025	Aggregate Withdrawals/ Distributions	Aggregate Balance at FYE25 (3)
Mr. Tucker (CEO)	$—	$—	$—	$—	$—
Mr. Harris (Former CEO)	$—	$—	$85,850	$—	$967,670
Ms. Hooper (CFO)	$8,411	$8,411	$51,124	$—	$530,070
Mr. Scott (Former CFO)	$—	$—	$12,537	$13,126	$127,754
Mr. Ostrom (CCDO)	$28,151	$25,552	$27,829	$—	$320,532
Ms. Super (CLAO)	$—	$—	$4,254	$—	$42,110
Mr. Mount (CSCO)	$—	$—	$—	$—	$—
(1)These amounts are also included in the salary and non-equity incentive plan compensation columns in the 2025 row of the SCT.
(2)These amounts represent only the restoration matching contributions in the non-qualified EDCP and are reported as “All Other Compensation” in the SCT and represent a portion of the total amount reported as deferred compensation matching contribution in footnote 6 to the SCT, which also includes contributions to the 401(k).
(3)Amounts reported in this column are included in the “Salary” column in the SCT in prior years if the NEO was a named executive officer in previous years. The balance at FYE 2025 reflects the cumulative value of each NEO’s deferrals, restoration match, and investment gains or losses. The FYE amounts do not include contributions or earnings related to the fiscal 2025 annual incentive payment which was paid after the end of fiscal 2025 (but for which the incentive payments are included in the executive and registrant contributions columns of this table).

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EXECUTIVE COMPENSATION
Potential Payments on Termination of Employment or Change in Control
Each NEO and executive officer is entitled to compensation in the event his or her employment terminates involuntarily other than for cause or upon a change in control.
Severance Benefits (Non-CIC Qualifying Termination)
The NEOs and executive officers are eligible for severance benefits under the Executive Severance Plan adopted in February 2020. The Plan provides severance benefits in the event of an involuntary termination other than for cause (which includes acting deliberately and in bad faith or committing fraud) and other than upon death, disability or voluntary resignation, and in any case that does not occur during the twenty-four months following a CIC (a Non-CIC Qualifying Termination). The Executive Severance Plan provides the benefits below, expressly contingent on the executive timely executing an effective general release of claims against the Company. Messrs. Harris and Scott ceased to be eligible for benefits under the Severance Plan upon their separation of employment with the Company.

Severance Payment	Lump sum cash payment equivalent to 2.0x Base Salary for the CEO and 1.0x Base Salary for executive officers.
COBRA Benefits	To the extent an NEO or executive officer elects COBRA benefits, a lump sum cash payment equivalent to the aggregate amount of the executive’s monthly COBRA premium payment in excess of the monthly premium the executive would pay as an active employee of the Company. Payment equal to 24 months for the CEO and 12 months for executive officers.
Annual Incentive Payment	A prorated annual incentive payment for the year in which the termination occurs, based on actual achievement of performance goals under the Company's Performance Incentive Program for the fiscal year.
Equity Awards	Subject to the terms and provisions under the stock plan and award agreements.
Compensation & Benefits Assurance Agreements (CIC Agreements). The Company provides CIC Agreements for our executive officers because it considers it to be in the best interest of our shareholders to encourage continued employment of key management in the event of a CIC transaction. These agreements help facilitate successful performance by key executives during an impending CIC, by protecting them against the loss of their positions following a change in the ownership or control of the Company and ensuring that his or her expectations for long-term incentive compensation arrangements will be fulfilled. Generally, under the agreements, a Company CIC is defined to include:
(i)    the acquisition by any person or group of 50% or more of the outstanding stock or combined voting power of the Company (excluding acquisitions by the fiduciary of the Company benefit plans or certain affiliates);
(ii)    circumstances in which individuals constituting our board of directors generally cease to constitute a majority of the board; and
(iii)    certain shareholder-approved mergers, consolidations, sales of assets or liquidation of the Company.
These CIC Agreements provide certain specified benefits to the executive if, within twenty-four (24) full calendar months following the effective date of a CIC, his or her employment is terminated (“Qualifying Termination”):
(i)    involuntarily other than for cause (which is defined in the agreements and includes acting deliberately and in bad faith or committing fraud), death, or disability, or
(ii)    voluntarily for good reason. Voluntary termination for good reason is generally defined as the executive’s resignation due to: (a) the assignment of the executive to duties or responsibilities inconsistent with his or her status, or a reduction or alteration in the nature or status of his or her duties or responsibilities in effect as of 90 days prior to the CIC event; (b) the acquiring company’s requirement that the executive be based at a location in excess of 50 miles from his or her location immediately prior to a CIC; (c) a material reduction in base salary; (d) a material reduction in the Company’s compensation, health and welfare, retirement benefit plans, or any perquisites, unless an alternative plan is provided of a comparable value; or (e) the Company’s failure to require any successor to assume the CIC Agreement benefits.
CIC benefits under the CIC Agreements are not provided in the event of terminations by reason of death, disability, voluntary termination without good reason, or the Company’s involuntary termination of the executive’s employment for cause. CIC benefits under the CIC Agreements are also not provided in the event of a CIC when there is not a corresponding Qualifying
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Termination. In the event of a CIC of the Company and Qualifying Termination of an executive covered under a CIC Agreement as described above, the executive is entitled to the following severance benefits:
1.A lump sum cash payment equal to his or her accrued but unpaid annual salary and unreimbursed business expenses.
2.A lump sum cash amount equal to a multiple of the executive’s then-current annual salary, based on his or her position, as follows:

NEOs	Multiple of Base Salary
Mr. Tucker, Ms. Hooper, Mr. Ostrom, and Ms. Super	2.5x
Mr. Mount	1.5x
3.A lump sum cash incentive award equal to the multiple above times the greater of: (a) the average annual incentive percentage for the last three fiscal years prior to the CIC times annual salary; or (b) the average dollar amount of the annual incentive paid for the last three fiscal years prior to the CIC. If an executive does not have three full years of incentive awards, the Company will apply the target incentive award percentage for each missed year.
4.Continuation of health insurance coverage at Company expense at the same cost and same coverage level as in effect as of the executive’s Qualifying Termination date (subject to changes in coverage levels applicable to all employees generally) for a specified coverage period as provided below, to run concurrently with any coverage provided under COBRA. If an executive receives health insurance coverage with a subsequent employer prior to the end of 18 months, the continuation of health insurance coverage under the agreement is discontinued.

Coverage Period
Mr. Tucker, Ms. Hooper, Mr. Ostrom, and Ms. Super	30 months
Mr. Mount	18 months
5.Standard outplacement services at Company expense, from a nationally recognized outplacement firm selected by the executive, for a period of up to one year from the date of Qualifying Termination.
6.Vesting of unvested restricted stock and RSUs, PSUs, and in-the-money stock options, in accordance with the terms of the applicable award agreement and stock incentive plan. All options and RSU awards provide that unvested units that continue after a CIC are “double-trigger”, requiring both a CIC and Qualifying Termination for vesting to accelerate. (For PSU grants, no Qualifying Termination is required.) The terms of PSU awards provide for accelerated vesting upon a CIC that pays out at actual levels achieved for completed performance periods and at target level for incomplete periods. See Footnote 2 to the following table.
No outstanding CIC Agreements (or any other agreements with our NEOs) provide for any excise tax gross up for excess parachute payments under IRC Section 280G. The Agreements provide for payment of the greater of: (i) the aggregate parachute payments reduced to the maximum amount that would not subject the executive to relevant excise taxes; or (ii) the aggregate parachute payments, with the executive paying the relevant excise taxes and such other applicable federal, state and local income and employment taxes. Under this “best after tax” provision, the executive is solely responsible for payment of excise taxes and other applicable federal, state, and local income and employment taxes.
Non-Qualified Deferred Compensation. In the event of a CIC, accounts shall be distributed in accordance with the participant’s existing distribution election (on termination of employment or under a scheduled in-service withdrawal).
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Potential Payments on Termination of Employment or Change in Control
The table below illustrates the potential payments and benefits our current NEOs would be entitled to (1) in the event of a termination of employment not related to a CIC ("non-CIC"), and (2) in the event of a termination related to a CIC ("CIC/Qualifying Termination"). All references to “CIC” refer to a “Company CIC” as defined in the Compensation & Benefits Assurance Agreements section above.
The potential payments assume that the termination and/or CIC occurred on the last day of fiscal 2025, September 28, 2025, and, where applicable, use the closing price of our Common Stock of $20.23 on September 26, 2025 (the last market trading day in the fiscal year). The actual amounts to which a NEO may be eligible to receive can only be determined at the time of such termination or CIC, and therefore, the actual amounts will vary from the estimated amounts in the table below.

Potential Payments on Termination of Employment or Change in Control
	Cash Severance Payment(1)	Equity Incentive and Stock Awards(2)	Pension Benefits (3)	TOTAL
Mr. Tucker (CEO)
Termination Reason
Voluntary	$—	$—	$—	$—
Involuntary Term Without Cause/ Qualifying Termination	$2,200,067	$—	$—	$2,200,067
Death or Disability	$—	$—	$—	$—
Change in Control / Qualifying Termination	$4,765,701	$2,687,374	$—	$7,453,075
Ms. Hooper (CFO) - Retirement Eligible
Termination Reason
Voluntary	$—	$434,293	$371,248	$805,541
Involuntary Term Without Cause/ Qualifying Termination	$867,900	$240,413	$371,248	$1,479,561
Death or Disability	$—	$46,906	$371,248	$418,154
Change in Control / Qualifying Termination	$2,580,972	$434,292	$371,248	$3,386,512
Mr. Ostrom (CCDO) (4)
Termination Reason
Voluntary	$—	$—	$—	$—
Involuntary Term Without Cause/ Qualifying Termination	$877,286	$—	$—	$877,286
Death or Disability	$—	$198,905	$—	$198,905
Change in Control / Qualifying Termination	$1,893,870	$1,485,568	$—	$3,379,438
Ms. Super (4)
Termination Reason
Voluntary	$—	$—	$—	$—
Involuntary Term Without Cause/ Qualifying Termination	$735,691	$—	$—	$735,691
Death or Disability	$—	$120,433	$—	$120,433
Change in Control / Qualifying Termination	$1,691,158	$982,639	$—	$2,673,797
Mr. Mount (4)
Voluntary	$—	$—	$—	$—
Involuntary Term Without Cause/ Qualifying Termination	$595,398	$—	$—	$595,398
Death or Disability	$—	$34,332	$—	$34,332
Change in Control / Qualifying Termination	$717,283	$698,495	$—	$1,415,778
(1)The Cash Severance Payment includes: (a) for Non-CIC, under the Executive Severance Plan described in the Termination of Service section VII.f, a cash payment equal to (i) a multiple of annual base salary, (ii) annual incentive amount, and (iii) benefits continuation amount; and (b) for a CIC/Qualifying Termination under the CIC Agreement, a cash payment equal to (i) a multiple of annual base salary, (ii) a multiple of annual incentive, and (iii) benefits continuation, including an outplacement fee estimate of $10,000.
(2)Equity Incentive and Stock Awards: The amounts shown in the table reflect the value of unvested awards that would be accelerated upon termination and/or CIC as applicable; they do not include the vested portion of awards and options as of the end of fiscal 2025. For a CIC, the amounts shown reflect only the amount of acceleration of unvested restricted stock awards and stock units and unvested performance shares. All references to termination exclude terminations for cause.
a)    Performance Shares (PSUs):
(i)    Upon termination not related to a CIC, if eligible to retire under a Company sponsored retirement plan or disability (and disability for awards prior to fiscal 2024), and the awardee had been continuously employed by the Company as of the last day of the first fiscal year of the performance period, the performance shares would vest on a prorated basis, based on the number of full accounting periods the awardee was continuously employed by the Company during the performance period and to the extent to which performance goals are achieved.
(ii)    Upon termination not related to a CIC, (other than as described above), the award would be cancelled.
(iii)    Upon a CIC, PSUs would vest and pay out based on (a) actual achievement for completed fiscal years for which targets have been set and performance results measured and (b) at 100% of target for any incomplete fiscal years for which performance results are not known.For the accelerated portion of PSUs for which performance was unknown as of the last day of fiscal 2025, the amounts in the table assume that the PSUs will be accelerated based on target performance levels
78 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
b)    Time-vested RSUs:
(i)    Upon termination not related to disability (for awards prior to fiscal 2024), CIC, or retirement, the award would be cancelled.
(ii)    Upon disability or death (for awards prior to fiscal 2024) or retirement, the RSUs would vest 100%.
(iii)    Upon a CIC, RSUs would vest only upon a Qualifying Termination, unless not assumed by an acquirer.
(3)Pension: Annual benefit amounts listed for Ms. Hooper are subject to the eligibility and vesting provisions of the Retirement Plan, which are described above in the sections of this Proxy Statement titled Retirement Plan and Pension Benefits Table and accompanying footnotes. All values shown represent present values and are based on the following:
a.In the event of a voluntary/involuntary termination (for any reason) or death, benefit values are based on accrued benefits as of fiscal year-end payable at normal retirement. Benefit values were calculated as of September 28, 2025, based on a discount rate of 5.629%. The Pri-2012 Mortality Table is used with the MP-2021 generational scale projected from 2006. In the event of death while actively employed, the amount of the benefit under the Retirement Plan would be the accrued actuarial equivalent pension benefit as determined on the date of death. Such benefit is not subject to any reduction of benefits.
b.Disability benefits assume a NEO terminates employment with the Company due to disability and remains continuously disabled until reaching normal retirement age. Benefit values are based on accrued benefits as of the NEO's normal retirement age and were calculated as of September 28, 2025, based on a discount rate of 5.629% and the Pri-2012 Mortality Table as described above.
c.In the event of an involuntary termination within 24 months following a CIC, benefit values are based on accrued benefits as of fiscal year-end and were calculated as of September 28, 2025.
(4)The CIC Agreement “best after tax” provision applied to Messrs. Ostrom and Mount, and Ms. Super, at FYE2025 would result in reducing each of their cash severance payments. The amount shown in the cash severance payment column is the balance after applying an estimated reduction of $909,050 and $367,210 for Mr. Ostrom and Mr. Mount, respectively; and, $676,538 for Ms. Super.

Former NEOs
•Mr. Harris, former CEO, ceased to be an officer and employee of the Company on March 14, 2025 and did not receive any separation benefits under the severance program or otherwise. Mr. Harris forfeited all of his equity awards that were unvested as of his separation.
•Mr. Scott, former CFO, ceased to be an officer and employee of the Company on November 20, 2024 and did not receive any separation benefits under the severance program. Mr. Scott forfeited all of his equity awards that were unvested as of his separation.
79 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and certain financial performance of the Company. Our executive compensation approach for pay-for-performance is to link the largest proportion of compensation to short- and long-term incentives that are based on actual financial and strategic results that enhance shareholder value, as described further in the “Compensation Discussion and Analysis.”
Required Tabular Disclosure of Pay Versus Performance
The amounts set forth below under “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid for Non-PEO NEOs” do not represent the actual value of cash and shares of the Company’s Common Stock earned or realized by our NEOs during the year. Use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from both the compensation actually received by the individuals and the compensation decisions described in the CD&A section above.
The table below sets forth additional compensation information for our Principal Executive Officer (“PEO”) and our non-PEO NEOs along with total shareholder return (TSR), net income (loss), and Adjusted EBITDA performance results for the 2025, 2024, 2023, 2022 and 2021 fiscal years.
Pay Versus Performance Table

Year	Summary Compensation Table Total for Mr. Tucker (1)	Compensation Actually Paid to Mr. Tucker (2)	Summary Compensation Table Total for Mr. Harris (1)	Compensation Actually Paid to Mr. Harris (2)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based on:		Net Income / (Loss) (in thousands) (4)	Adjusted EBITDA (in thousands) (5)
							Company TSR (3)	Peer Group TSR (3)
2025	$5,271,591	$4,345,992	$4,590,897	$445,248	$1,606,291	$753,062	$27.88	$125.49	$(80,719)	$270,931
2024	$—	$—	$5,302,655	$2,588,620	$1,460,772	$1,001,308	$69.29	$141.56	$(36,695)	$322,273
2023	$—	$—	$5,346,487	$5,904,032	$1,218,660	$1,107,969	$95.35	$121.03	$130,826	$339,210
2022	$—	$—	$4,623,568	$3,552,682	$1,319,384	$1,252,322	$77.79	$79.16	$115,781	$321,974
2021	$—	$—	$4,709,511	$5,194,709	$1,218,621	$1,181,661	$124.73	$124.80	$165,755	$325,680
(1)The PEO for the majority of 2025 was Mr. Tucker, our Chief Executive Officer who was appointed CEO effective March 31, 2025. Mr. Harris, our former Chief Executive Officer was PEO from 2021 through March 14, 2025. The other named executive officers (NEOs) for each year reported are as follows:
•2025: Ms. Hooper; Mr. Scott; Mr. Ostrom; Ms. Super; and Mr. Mount
•2024: Mr. Scott; Mr. Ostrom; Mr. Cook, Mr. Gordon; and Ms. Super
•2023: Mr. Scott; Ms. Hooper; Mr. Mullany; Mr. Ostrom; Mr. Gordon; and Ms. Super
•2022: Mr. Mullany; Mr. Ostrom; Mr. Cook; and Mr. Piano
•2021: Mr. Mullany; Ms. Hooper; Mr. Ostrom; Mr. Gordon; Mr. Piano; and Mr. Martin
(2)SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine CAP as reported in the Pay Versus Performance table above. The table below sets forth the adjustments from Total Compensation reported in the Summary Compensation Table. For purposes of the pension valuation adjustments, there was no pension service or prior service cost. In addition, for purposes of equity adjustments, there were no dividends or other earnings paid during the applicable fiscal year.

80 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE

	2025		2024		2023		2022		2021
	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Summary Compensation Table (“SCT”) Total Compensation	$5,271,591	$1,606,291	$5,302,655	$1,460,772	$5,346,487	$1,218,660	$4,623,568	$1,319,384	$4,709,511	$1,218,621
Deduct: Change in Pension Value Reported in the SCT for Applicable Fiscal Year (“FY”)	—	—	—	7,769	—	290	—	—	—	4,425
Deduct: Grant Date Fair Value of the “Stock Awards” Column in the SCT for Applicable FY	3,636,095	1,345,489	3,501,773	610,126	2,745,302	358,811	2,618,140	445,614	2,634,444	374,357
Add: Fair Value at Applicable FY End of Equity Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End	2,710,496	725,807	2,502,908	440,550	3,604,355	434,342	2,456,309	479,344	2,907,881	349,413
Add: Change in Fair Value from the end of the Prior FY to the end of the Applicable FY of Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End	—	(171,570)	(1,270,927)	(190,685)	(193,040)	(16,166)	(758,214)	(94,153)	123,482	17,106
Add: Vesting Date Fair Value of Awards Granted during Prior FY that Vested During Applicable FY	—	(61,977)	(444,243)	(82,908)	(108,468)	(11,034)	(150,842)	(6,638)	88,279	26,087
Add: Vesting Date Fair Value of Awards Granted during Applicable FY that Vested During Applicable FY	—	—	—	32,081	—	—	—	—	—	—
Deduct: Fair Value at Prior Year End of Awards Granted during Prior FY that were Forfeited during Applicable FY	—	—	—	40,607	—	158,732	—	—	—	50,783
Compensation Actually Paid**	$4,345,992	$753,062	$2,588,620	$1,001,308	$5,904,032	$1,107,969	$3,552,682	$1,252,322	$5,194,709	$1,181,661
*    Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes as the grant date fair value of all awards were determined based on the assumptions and methodologies set forth in the Company's 2025 Annual Report on Form 10-K (Note 13, Share-Based Employee Compensation).
**    Due to rounding, the totals shown may not equal the precise values obtained by adding and subtracting the numbers in the column.
(3)For the relevant fiscal year, represents the cumulative TSR of our common stock and the “Company Peers” (as defined below) assuming an initial investment of $100 at the beginning of fiscal 2021. “Company Peers” include BJ's Restaurants Inc.; Bloomin’ Brands, Inc.; Brinker Int’l, Inc.; Cheesecake Factory Inc.; Cracker Barrel Old Country Store, Inc.; Denny's Corp.; Dine Brands Global Inc.; Domino's Pizza, Inc.; El Pollo Loco Holdings Inc.; Krispy Kreme, Inc.; Papa John's Int’l Inc.; Restaurant Brands Int’l Inc.; Shake Shack Inc.; Texas Roadhouse, Inc.; Wendy’s Company; and Wingstop Inc.
Our fiscal years 2024 Company Peers were BJ's Restaurants Inc.; Bloomin’ Brands, Inc.; Brinker Int’l, Inc.; Cheesecake Factory Inc.; Chipotle Mexican Grill, Inc.; Cracker Barrel Old Country Store, Inc.; Denny's Corp.; Dine Brands Global Inc.; Domino's Pizza, Inc.; El Pollo Loco Holdings Inc.; Krispy Kreme, Inc.; Papa John's Int’l Inc.; Restaurant Brands Int’l Inc.; Shake Shack Inc.; Texas Roadhouse, Inc.; Wendy’s Company; and Wingstop Inc. Using this group of Company Peers would have resulted in the following TSRs: 2021-$128, 2022-$101, 2023-$122, 2024-$173, 2025-$137.
(4)Reflects net income in the Company’s Consolidated Income Statements included in the Company’s Annual Reports on Form 10-K for each of the fiscal years shown.
(5)The Company’s Selected Measure (“CSM”) is Adjusted EBITDA which is a non-GAAP measure defined by the Company as net earnings (loss) on a GAAP basis excluding income taxes, interest expense, net, gains on the sale of company-operated restaurants, other operating expense (income), net, impairment of goodwill and intangible assets, depreciation and amortization, amortization of cloud computing costs, amortization of favorable and unfavorable leases and subleases, net, amortization of franchise tenant improvement allowances and incentives, net COLI (gains) losses, and pension and post-retirement benefit cost. See Appendix A — Reconciliation of Non-GAAP measurements to GAAP Results. We chose Adjusted EBITDA as our Company Selected Measure for evaluating Pay versus Performance because it is the key metric for measuring operational performance and is the primary metric used in our annual incentive targets (with 50% weighting).
Required Tabular Disclosure of Most Important Financial Performance Measures
As described in our CD&A, the Compensation Committee establishes the Company’s compensation framework and pay for our NEOs to reward executives commensurate with our performance and align their interests with those of our shareholders. The table below identifies our most important financial and strategic performance measures used to link CAP for our PEO and other NEOs to Company performance for the fiscal year ending September 28, 2025. These measures are used to determine the annual incentive and/or PSU payouts for our CEO and the other NEOs.

•	Adjusted EBITDA

•	System Same-Store Sales

•	Development & Net Unit Growth
81 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE

•	Return on Invested Capital (ROIC)

•	Systemwide Sales (All Restaurants)
82 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE
Required Disclosure of the Relationship Between CAP and Financial Performance Measures
The charts below illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. As noted above, CAP is calculated in accordance with SEC rules and does not fully represent the actual compensation earned by or actually paid to our CEO and NEOs during the applicable years.

Policies and Practices Related to the Grant of Certain Equity Awards
In fiscal 2025, the Company did not grant stock options, stock appreciation rights, or similar instruments with option-like features and has no policies or practices to disclose pursuant to Item 402(x)(1) of Regulation S-K.

83 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth, as of January 2, 2026, information with respect to beneficial ownership of our Common Stock by (i) each person who we know to beneficially own more than 5% of our Common Stock, (ii) each director and nominee for director of the Company, (iii) each NEO listed in the Summary Compensation Table herein and (iv) all of our directors and executive officers (employed as of the Record Date) of the Company as a group. The address of each director and executive officer shown in the table below is c/o Jack in the Box Inc., 9357 Spectrum Center Blvd., San Diego, CA 92123.
We determined the number of shares of Common Stock beneficially owned by each person under rules promulgated by the SEC, based on information obtained from questionnaires, Company records and filings with the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity had the right to acquire within sixty days of January 2, 2026. All percentages are based on the shares of Common Stock outstanding as of January 2, 2026. Except as noted below, each holder has sole voting and investment power with respect to all shares of Common Stock listed as beneficially owned by that holder.
Security Ownership of Certain Beneficial Owners

Name	Number of Shares of Common Stock Beneficially Owned as of January 2, 2026	Percent of Class
Sardar Biglari (1)	1,884,269	9.86%
Callodine Capital Management, LP (2)	1,695,504	8.88%
BlackRock Inc.(3)	1,416,023	7.41%
GreenWood Investors LLC / Steven Wood (4)	1,148,016	6.01%
Vanguard Group Inc.(5)	1,133,460	5.93%
(1)According to a Schedule 13D/A filing made on December 29, 2025, Mr. Biglari has sole investment discretion and sole voting power with respect to 1,884,269 shares. The address of Mr. Biglari is 19100 Ridgewood Pkwy, Suite 1200, San Antonio, TX 78259.
(2)According to its Form 13F filing as of September 30, 2025, Callodine Capital Management, LP had sole investment discretion and sole voting power with respect to 1,695,504 shares. The address of Callodine Capital Management, LP is Two International Place, Suite 1830, Boston, MA 02110.
(3)According to its Form 13F filing as of September 30, 2025, BlackRock Inc. had sole investment discretion with respect to 1,416,023 shares, of which it had sole voting authority with respect to 1,377,681 shares and no voting authority with respect to 38,342 shares. The address of BlackRock Inc. is 50 Hudson Yards, New York, NY 10001.
(4)According to a Schedule 13D filing made on November 18, 2025, GreenWood Investors LLC and Steven Wood have shared voting power with respect to 1,115,781 shares and shared dispositive power with respect to 1,148,016 shares. The address for GreenWood Investors LLC and Steven Wood is 1270 Avenue of the Americas, 7th Floor, New York, NY, 10020.
(5)According to its Form 13F filings as of September 30, 2025, Vanguard Group Inc., on behalf of itself and its direct subsidiaries, Vanguard Fiduciary Trust Co and Vanguard Global Advisers, LLC had investment discretion with respect to accounts holding 1,133,460 shares. The Vanguard Group Inc. was the beneficial owner of 1,004,400 shares, of which it had no voting authority. Vanguard Fiduciary Trust Co was the beneficial owner of 122,167 shares, of which it had shared voting power. Vanguard Global Advisers, LLC. was the beneficial owner of 6,893 shares, of which it had no voting power. The address of Vanguard Group, Inc. is P.O. Box 2600 V26, Valley Forge, PA 19482-2600.
84 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Directors and Management

Name	Shares(1) Direct Holdings	RSUs Acquirable and Options Exercisable Within 60 Days(2)	Deferred Stock Equivalents / Units(3)	Unvested RSUs(4)	Total Shares Beneficially Owned	Percent of Class(5)
Mr. Tucker	5,000	12,575	----	----	17,575	*
Ms. Hooper	5,509	----	----	30,989	36,498	*
Mr. Ostrom	21,481	----	----	----	21,481	*
Ms. Super	12,141	505	----	----	12,646	*
Mr. Mount	1,233	----	----	----	1,233	*
Mr. Diaz	3,005	----	----	3,490	6,495	*
Mr. Goebel	9,143	----	25,147	5,165	39,455	*
Mr. King	----	----	----	----	----	*
Ms. Kleiner	6,556	----	16,392	3,490	26,438	*
Mr. Murphy	1,673	----	72,529	3,490	77,692	*
Mr. Myers	5,843	----	27,833	3,490	37,166	*
Mr. Ramirez	1,673	----	----	3,490	5,163	*
Mr. Smolinisky	189,349	----	----	----	189,349	1.0%
Ms. Yeung	3,005	----	11,629	3,490	18,124	*
All Directors and Executive Officers as a Group (17 persons)	292,627	13,080	153,530	57,094	516,331	2.7%
*    Asterisk in the percent of class column indicates beneficial ownership of less than 1%
(1)Represents the number of shares of Common Stock beneficially owned on January 2, 2026.
(2)Represents RSUs that vest within 60 days from January 2, 2026 and options that were exercisable on January 2, 2026 and options that become exercisable within 60 days of January 2, 2026.
(3)Represents (i) Common Stock equivalents attributed to cash compensation deferred under the Director Deferred Compensation Plan and (ii) deferred RSUs and related dividends. (As described in the Director Compensation section of this Proxy Statement, these deferrals are convertible on a one-for-one basis into shares of Common Stock upon a director’s termination of service.)
(4)Represents for (a) for retirement-eligible executives, RSUs that fully vest upon termination of service and are convertible on a one-for-one basis into shares of Common Stock upon vesting, and (b) for directors, RSUs that fully vest upon the earlier of 12 months from the date of grant or upon termination of service.
(5)For purposes of computing the percentage of outstanding shares held by each person or group of persons named in the Beneficial Ownership table on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
85 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PROPOSAL FOUR — APPROVAL OF AMENDMENT TO JACK IN THE BOX 2023 OMNIBUS INCENTIVE PLAN

PROPOSAL FOUR — APPROVAL OF AMENDMENT TO JACK IN THE BOX 2023 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
We are asking the Company’s shareholders to approve an amendment to the Jack in the Box Inc. 2023 Omnibus Incentive Plan (the “2023 Plan”) to increase the aggregate number of shares of our common stock that may be issued under the 2023 Plan by 2,260,000 shares, subject to adjustment for certain changes in our capitalization (the "Amendment"). The Amendment to the 2023 Plan was approved by the Compensation Committee on December 5, 2025, subject to shareholder approval of this Proposal Four.
Why We Are Asking Our Shareholders to Approve the Amendment to the 2023 Plan
Our shareholders’ approval of this Proposal Four will allow us to continue to grant equity awards to employees and other Plan participants at market levels determined appropriate by the Board or Compensation Committee, which we believe is critical for attracting, motivating, and retaining a talented team to execute on our plans for "JACK on Track" and other initiatives over the long-term. If our shareholders do not approve this Proposal Four, we will not have sufficient shares available to grant equity incentive awards to our employees and directors, which would significantly impact our ability to retain our key employees and directors and to provide compensation that aligns with the interests of such individuals with the interests of our shareholders. Jack in the Box follows a ‘pay for performance’ philosophy. A significant portion of employee and independent director pay is tied to equity in order to align pay with shareholders.
Shareholder Approval
If this Proposal Four is approved by our shareholders, the Amendment to the 2023 Plan will become effective as of the date of the 2026 Annual Meeting. In the event that our shareholders do not approve this Proposal Four, the Amendment will not go into effect and the 2023 Plan will continue to be effective in its current form and the Company will not have sufficient shares available to award annual equity grants.
Why You Should Vote for the Amendment to the 2023 Plan
In setting the proposed number of shares that would be reserved and issuable under the 2023 Plan, the Compensation Committee of the Board considered several factors, including the potential dilutive effect of shares remaining under the 2023 plan and current equity awards outstanding under the 2023 Plan and the Company's prior equity compensation plans, the Company’s historical equity usage and expected near-term compensation needs, and the expected dilution of the Amendment, in order to arrive at a reasonable and appropriate dilutive impact of the Amendment.
The Size of Our Share Reserve Request Is Reasonable
If this Proposal Four is approved by our shareholders, then subject to adjustment for certain changes in our capitalization, as of the 2026 Annual Meeting, we will have 2,260,000 new shares available for issuance under the 2023 Plan in addition to the remaining shares available for future grants under the 2023 Plan as of such date (which was 77,178 as of January 2, 2026), plus the Prior Plan Returning Shares (as defined in the 2023 Plan and described below), as such shares become available from time to time.
Our equity plan dilution rate (or overhang) as of January 2, 2026 was 7.1% (calculated by dividing (1) the number of shares subject to awards outstanding plus the number of shares remaining available for grant under the 2023 Plan, by (2) the total number of common shares outstanding). If shareholders approve Proposal Four, the addition of 2,260,000 new shares under the 2023 Plan would increase our dilution rate by 11.9% to 19.0%.
86 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PROPOSAL FOUR — APPROVAL OF AMENDMENT TO JACK IN THE BOX 2023 OMNIBUS INCENTIVE PLAN
Overhang
The following table provides certain information regarding our equity incentive program.

As of January 2, 2026 (Record Date)
Total number of shares of common stock subject to outstanding stock options (1)	5,512
Weighted-average exercise price of outstanding stock options	$75.23
Weighted-average remaining term of outstanding stock options	.95 years
Total number of shares of common stock subject to outstanding full value awards (2)	1,269,536
Total number of shares of common stock available for grant under the 2023 Plan	77,178
Total number of shares of common stock outstanding	19,026,508
Per-share closing price of common stock as reported on Nasdaq Global Select Market	$18.72
(1)No stock appreciation rights were outstanding as of the Record Date.
(2)A "full value award" is an award other than a stock option or stock appreciation rights. The only full value awards we have are RSUs and PSUs. Assumes that all performance-based restricted stock unit awards (“PSUs”) that were outstanding as of the Record Date will be earned at the target number of shares that are eligible to vest upon achievement of the applicable performance goals. As of the Record Date, PSUs were the only type of outstanding awards subject to performance-based vesting.
We Manage Our Equity Incentive Award Use Carefully
We believe that equity incentive awards are a vital part of our overall compensation program. We review market data and grant appropriately sized awards to motivate and retain our leadership. We recognize that equity grants dilute existing shareholders, and, therefore, we must continue to responsibly manage of our equity compensation program. We are committed to monitoring our equity compensation share reserve carefully, including our “burn rate,” to ensure that we maximize shareholder value by granting the appropriate number of awards necessary to attract, retain and motivate our employees, directors and consultants.
Burn Rate
The following table provides detailed information regarding the activity related to our equity incentive program for fiscal years 2025, 2024 and 2023. Our average burn rate for such three-year period was 1.58%. While the overall dollar value delivered annually remained somewhat constant, reductions in the Company share price resulted in higher burn rates over time.

	Fiscal Year
	2025	2024	2023
Total number of shares of common stock subject to stock options granted (1)	0	0	0
Total number of shares of common stock subject to full value awards granted/earned (2)	500,880	234,830	188,064
Weighted-average number of shares of common stock outstanding	19,054,000	19,572,000	20,603,000
Burn Rate (3)	2.63%	1.20%	0.91%
(1)No stock appreciation rights were granted during fiscal years 2025, 2024 and 2023.
(2)For purposes of calculating this amount, PSUs are counted using the number of shares earned each year. PSUs were the only type of awards subject to performance-based vesting granted during fiscal years 2025, 2024 and 2023. In keeping with our pay for performance philosophy, the executives received the following payouts in shares in 2025 (14,912), 2024 (39,489), and 2023 (29,222), which represents 98.2%, 125.0%, and 150.0% of the target payout, respectively.

(3)Burn Rate is calculated as: (shares subject to stock options granted + shares subject to full value awards granted/earned) / weighted average common stock outstanding.

87 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PROPOSAL FOUR — APPROVAL OF AMENDMENT TO JACK IN THE BOX 2023 OMNIBUS INCENTIVE PLAN
Expected Plan Duration
Based on our historic and projected future use of equity-based compensation, we estimate that the shares requested under the 2023 Plan will be sufficient to provide awards for approximately 1-2 years. However, the actual duration of the share reserve will depend on factors that cannot presently be determined, such as the Company’s future stock price, changes in participation, our hiring and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, the rate of returned shares due to forfeitures, and how the Company chooses to balance total compensation between cash and equity-based awards.
The 2023 Plan Combines Compensation and Governance Best Practices
The 2023 Plan includes provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:
•Shareholder approval is required for additional shares. The 2023 Plan does not contain an annual “evergreen” provision. The 2023 Plan authorizes a fixed number of shares, so that shareholder approval is required to issue any additional shares under the 2023 Plan.
•Fungible share counting structure. The 2023 Plan contains a “fungible share counting” structure, whereby the number of shares of our common stock available for issuance under the 2023 Plan will be reduced by: (i) one share for each share issued pursuant to a stock option or stock appreciation right with an exercise or strike price that is at least 100% of the fair market value of our common stock on the date of grant (an “appreciation award”) granted under the 2023 Plan; and (ii) 1.75 shares for each share issued pursuant to an award that is not an appreciation award (a “full value award”) granted under the 2023 Plan. This structure helps ensure that we are using the share reserve effectively and with regard to the value of each type of award.
•No liberal share counting. The following shares will not become available again for issuance under the 2023 Plan: (i) shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise, strike or purchase price of an award granted under the 2023 Plan; (ii) shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an award granted under the 2023 Plan; (iii) shares repurchased by the Company on the open market with the proceeds of the exercise, strike or purchase price of an award granted under the 2023 Plan; and (iv) in the event that a stock appreciation right granted under the 2023 Plan is settled in shares, the gross number of shares subject to such stock appreciation right.
•Minimum vesting requirement. The 2023 Plan provides that no stock award (or portion thereof) may vest until at least 12 months following the date of grant of such award (excluding, for this purpose, any stock award granted in connection with a merger or acquisition in accordance with certain listing or other applicable rules), except that shares up to 5% of the share reserve of the 2023 Plan may be issued pursuant to stock awards that do not meet such vesting requirements.
•Repricing and cash buyouts are not allowed. The 2023 Plan prohibits the repricing of stock options and stock appreciation rights granted under the 2023 Plan and cash buyouts of any such stock options and stock appreciation rights that are underwater, in each case without prior shareholder approval.
•No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2023 Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.
•Limit on non-employee director compensation. The aggregate value of all cash and equity-based compensation paid or granted by the Company to any individual for service as a non-employee director with respect to any fiscal year of the Company will not exceed a total of $750,000. For purposes of this limitation, the value of any equity-based awards is calculated based on the grant date fair value of such awards for financial reporting purposes.
•Restrictions on dividends. The 2023 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to an award granted under the 2023 Plan before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date such shares are forfeited to or repurchased by the Company due to a failure to vest.
•Default double-trigger change in control vesting. The 2023 Plan specifically provides that in the event of a change in control of the Company, if the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding stock awards granted under the 2023 Plan, or substitute similar awards for such outstanding stock awards, then with respect to any such stock awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the change in control, the vesting of such stock awards will be accelerated in full (and with respect to any such stock awards that are performance stock awards, vesting will be deemed to be satisfied at the following levels: (i) with respect to any applicable fiscal year periods which have been completed as of the date of the change in control (“completed fiscal year periods”), the extent to which the applicable performance goals have been
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attained, if measurable; and (ii) with respect to any applicable fiscal year periods which have not been completed as of the date of the change in control or any completed fiscal year periods for which performance is not measurable, the pre-established 100% target level of performance with respect to the applicable performance goals).
•No liberal change in control definition. The change in control definition in the 2023 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2023 Plan to be triggered.
Description of the Material Terms of the 2023 Plan
The 2023 Plan was originally adopted by the Compensation Committee on December 19, 2022 and approved by Company shareholders at the 2023 Annual Meeting of Shareholders. The material features of the 2023 Plan, assuming the Amendment is approved, are summarized below. This summary is qualified in its entirety by reference to the complete text of the 2023 Plan, incorporating the Amendment, which is appended to this Proxy Statement as Appendix C and may be accessed from the SEC’s website at www.sec.gov.
Purpose
The 2023 Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of the Company and its affiliates, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.
Types of Awards
The 2023 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards, and other stock awards.
Shares Available for Awards
Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the 2023 Plan will not exceed the sum of (i) 2,500,000 shares that were approved at our 2023 Annual Meeting of Shareholders; (ii) an additional 2,260,000 shares that are subject to approval by our shareholders under this Proposal Four; and (iii) the Prior Plan Returning Shares (as defined in the 2023 Plan and described below), as such shares become available from time to time. The actual sum of (i), (ii) and (iii) will not be known until the time of our 2026 Annual Meeting of Shareholders, but will not exceed 4,775,898 shares.
The share reserve of the 2023 Plan will not be reduced by any of the following shares of our common stock and such shares will remain available for issuance under the 2023 Plan: (i) any shares subject to an award granted under the 2023 Plan that are not issued because such award or any portion thereof expires or otherwise terminates without all of the shares covered by such award having been issued; and (ii) any shares subject to an award granted under the 2023 Plan that are not issued because such award or any portion thereof is settled in cash.
Any shares of our common stock issued pursuant to an award granted under the 2023 Plan that are forfeited back to or repurchased by the Company because of a failure to vest (the “2023 Plan Returning Shares”) will revert to the share reserve of the 2023 Plan and become available again for issuance under the 2023 Plan.
The following shares of our common stock will not revert to the share reserve of the 2023 Plan or become available again for issuance under the 2023 Plan: (i) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise, strike or purchase price of an award granted under the 2023 Plan or a Prior Plan Award; (ii) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an award granted under the 2023 Plan or a Prior Plan Award; (iii) any shares repurchased by the Company on the open market with the proceeds of the exercise, strike or purchase price of an award granted under the 2023 Plan or a Prior Plan Award; and (iv) in the event that a stock appreciation right granted under the 2023 Plan or the 2004 Plan is settled in shares, the gross number of shares subject to such award.
The number of shares of our common stock available for issuance under the 2023 Plan will be reduced by: (i) one share for each share issued pursuant to an appreciation award granted under the 2023 Plan; and (ii) 1.75 shares for each share issued pursuant to a full value award granted under the 2023 Plan.
The number of shares of our common stock available for issuance under the 2023 Plan will be increased by: (i) one share for each Prior Plan Returning Share or 2023 Plan Returning Share subject to an appreciation award; and (ii) 1.75 shares for each Prior Plan Returning Share or 2023 Plan Returning Share subject to a full value award.
Eligibility
All of our (including our affiliates’) employees, non-employee directors and consultants are eligible to participate in the 2023 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2023 Plan only to our (including our affiliates’) employees.
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As of the Record Date, we (including our affiliates) had approximately 4,083 employees, 9 non-employee directors, and zero consultants.
Administration
The 2023 Plan will be administered by the Board, which may in turn delegate authority to administer the 2023 Plan to a committee of the Board. The Board has delegated concurrent authority to administer the 2023 Plan to the Compensation Committee, but may, at any time, re-vest in itself some or all of the power delegated to the Compensation Committee. The Board and Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal Four.
Subject to the terms of the 2023 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2023 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the 2023 Plan.
The Plan Administrator may also delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by applicable law: (i) designate recipients, other than officers, of awards, provided that no person or body may be delegated authority to grant an award to themself; (ii) determine the number of shares of our common stock subject to such awards; and (iii) determine the terms of such awards; provided, however, that the Plan Administrator action regarding such delegation will fix the terms of such delegation in accordance with applicable law (including specifying the total number of shares that may be subject to the awards granted by such persons or bodies during a specified period).
Repricing; Cancellation and Re-Grant of Awards
Under the 2023 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards without obtaining the approval of our shareholders. Such approval must be obtained within 12 months prior to such an event.
Minimum Vesting Requirements
The 2023 Plan provides that no stock award (or portion thereof) may vest until at least 12 months following the date of grant of such award (excluding, for this purpose, any stock award granted in connection with a merger or acquisition in accordance with certain listing or other applicable rules), except that shares up to 5% of the share reserve of the 2023 Plan may be issued pursuant to stock awards that do not meet such vesting requirements.
Dividends and Dividend Equivalents
The 2023 Plan provides that dividends or dividend equivalents may be paid or credited with respect to any shares of our common stock subject to an award, as determined by the Plan Administrator and contained in the applicable award agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date such shares are forfeited to or repurchased by the Company due to a failure to vest.
Limit on Non-Employee Director Compensation
The aggregate value of all cash and equity-based compensation paid or granted by the Company to any individual for service as a non-employee director with respect to any fiscal year of the Company will not exceed a total of $750,000. For purposes of this limitation, the value of any equity-based awards is calculated based on the grant date fair value of such awards for financial reporting purposes.
Stock Options
Stock options may be granted under the 2023 Plan pursuant to stock option agreements. The 2023 Plan permits the grant of stock options that are intended to qualify as incentive stock options (“ISOs”) and nonstatutory stock options (“NSOs”).
The exercise price of a stock option granted under the 2023 Plan may not be less than 100% of the fair market value of our common stock on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.
The term of stock options granted under the 2023 Plan may not exceed 10 years from the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years from the date of grant. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s
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service relationship with the Company or one of its affiliates (referred to in this Proposal Four as “continuous service”) terminates (other than for cause and other than upon the participant’s death, disability or retirement), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s continuous service terminates due to the participant’s disability, retirement or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or retirement, or for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s continuous service is terminated for cause (as defined in the 2023 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause) would be prohibited by applicable securities laws or if the sale of any shares of our common stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would subject the participant to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended. In no event, however, may a stock option be exercised after its original expiration date.
Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2023 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to the Company; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to the Company of shares of our common stock (either by actual delivery or attestation); or (iv) in other legal consideration approved by the Plan Administrator.
Stock options granted under the 2023 Plan may vest and become exercisable in cumulative increments, as determined by the Plan Administrator at the rate specified in the stock option agreement (subject to the limitations described in “Minimum Vesting Requirements” above). Shares covered by different stock options granted under the 2023 Plan may be subject to different vesting schedules as the Plan Administrator may determine.
The Plan Administrator may impose limitations on the transferability of stock options granted under the 2023 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2023 Plan other than by will or the laws of descent and distribution. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. Notwithstanding the foregoing, no option may be transferred to any financial institution without prior shareholder approval.
Limitations on Incentive Stock Options
The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:
•the exercise price of the ISO must be at least 110% of the fair market value of our common stock on the date of grant; and
•the term of the ISO must not exceed five years from the date of grant.
Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the 2023 Plan is 2,500,000 shares.
Stock Appreciation Rights
Stock appreciation rights may be granted under the 2023 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of our common stock on the date of grant. The term of stock appreciation rights granted under the 2023 Plan may not exceed 10 years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate (subject to the limitations described in “Minimum Vesting Requirements” above). The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of shares and cash, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2023 Plan.
Restricted Stock Awards
Restricted stock awards may be granted under the 2023 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to the Company, the participant’s
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services performed for the Company or any of its affiliates, or any other form of legal consideration (including future services) acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the Plan Administrator (subject to the limitations described in “Minimum Vesting Requirements” above). Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement; provided, however, that no restricted stock award may be transferred to any financial institution without prior shareholder approval. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by the Company.
Restricted Stock Unit Awards
Restricted stock unit awards may be granted under the 2023 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of shares and cash, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator (subject to the limitations described in “Minimum Vesting Requirements” above). Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with the Company or one of its affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.
Performance Awards
A performance stock award is a stock award that may vest or may be exercised contingent upon the attainment during a performance period of certain performance goals. A performance cash award is a cash award that may vest or become earned and payable contingent upon the attainment during a performance period of certain performance goals.
With respect to any performance stock award or performance cash award (each, a “performance award”), subject to the limitations described in “Minimum Vesting Requirements” above (if applicable), the Plan Administrator will determine the length of any performance period, the performance goals to be achieved during the performance period, the other terms and conditions of such performance award, and the measure of whether and to what degree such performance goals have been attained. In addition, the Plan Administrator retains the discretion to define the manner of calculating the performance criteria it selects to use for a performance period. To the extent permitted by applicable law and set forth in the applicable award agreement, the Plan Administrator may determine that cash or other property may be used in payment of performance awards. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, our common stock.
Performance goals under the 2023 Plan will be based on any one or more of the following performance criteria: (i) sales; (ii) revenue; (iii) gross margin; (iv) operating margin; (v) operating income; (vi) pre-tax profit; (vii) earnings before interest, taxes, depreciation and/or amortization; (viii) net earnings; (ix) net income; (x) cash flow; (xi) expenses; (xii) expense management; (xiii) stock price; (xiv) earnings per share; (xv) operating earnings per share; (xvi) defined operating earnings per share; (xvii) average unit sales or volume; (xviii) return on shareholders’ equity; (xix) return on capital; (xx) return on assets; (xxi) return on invested capital; (xxii) economic value added; (xxiii) number of customers; (xxiv) market share; (xxv) same store sales; (xxvi) average restaurant margin; (xxvii) restaurant operating margin; (xxviii) return on investment; (xxix) profit after tax; (xxx) customer satisfaction; (xxxi) guest transactions; (xxxii) number of restaurants franchised; (xxxiii) number of restaurants remodeled or reimaged; (xxxiv) franchise revenues; (xxxv) gains on restaurants sold; (xxxvi) cash proceeds on restaurants sold; (xxxvii) return on equity; (xxxviii) cash on cash return; (xxxix) system-wide sales; and (xl) any other measures of performance selected by the Plan Administrator.
Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Plan Administrator is authorized to make appropriate adjustments in the method of calculating the attainment of performance goals for a performance period. Such adjustments may be based on one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under U.S. generally accepted accounting principles; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions; or (xv) any other appropriate adjustments selected by the Plan Administrator.
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Other Stock Awards
Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other awards under the 2023 Plan. Subject to the terms of the 2023 Plan (including the limitations described in “Minimum Vesting Requirements” above), the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted, and all other terms and conditions of such other stock awards.
Clawback/Recoupment
Awards granted under the 2023 Plan will be subject to recoupment in accordance with the Jack in the Box Inc. Clawback Policy Statement, any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that we adopt. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.
Changes to Capital Structure
In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2023 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding awards.
Change in Control
The following provisions will apply to outstanding stock awards under the 2023 Plan in the event of a change in control (as defined in the 2023 Plan and described below) unless otherwise provided in the instrument evidencing the stock award, in any other written agreement between the Company or one of its affiliates and the participant, or in any director compensation policy the Company adopts.
In the event of a change in control, any surviving or acquiring corporation (or its parent company) may assume or continue any or all outstanding stock awards under the 2023 Plan, or may substitute similar awards for such outstanding stock awards (including, but not limited to, awards to acquire the same consideration paid to the shareholders of the Company pursuant to the change in control), and any reacquisition or repurchase rights held by the Company in respect of shares issued pursuant to any outstanding stock awards under the 2023 Plan may be assigned by the Company to the surviving or acquiring corporation (or its parent company). The terms of any such assumption, continuation or substitution will be set by the Plan Administrator.
In the event of a change in control in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding stock awards under the 2023 Plan, or substitute similar awards for such outstanding stock awards, then with respect to any such stock awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the effective time of the change in control (the “Current Participants”), the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (and with respect to any such stock awards that are performance stock awards, vesting will be deemed to be satisfied at the following levels: (i) with respect to any completed fiscal year periods (as defined under “The 2023 Plan Combines Compensation and Governance Best Practices” above), the extent to which the applicable performance goals have been attained, if measurable; and (ii) with respect to any applicable fiscal year periods which have not been completed as of the date of the change in control or any completed fiscal year periods for which performance is not measurable, the pre-established 100% target level of performance with respect to the applicable performance goals) to a date prior to the effective time of the change in control (contingent upon the closing or completion of the change in control) as the Plan Administrator will determine (or, if the Plan Administrator does not determine such a date, to the date that is five days prior to the effective time of the change in control), and such stock awards will terminate if not exercised (if applicable) prior to the effective time of the change in control in accordance with the exercise procedures determined by the Plan Administrator, and any reacquisition or repurchase rights held by the Company with respect to such stock awards will lapse (contingent upon the closing or completion of the change in control).
In the event of a change in control in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding stock awards under the 2023 Plan, or substitute similar awards for such outstanding stock awards, then with respect to any such stock awards that have not been assumed, continued or substituted and that are held by participants other than the Current Participants, such stock awards will terminate if not exercised (if applicable) prior to the effective time of the change in control in accordance with the exercise procedures determined by the Plan Administrator; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the change in control.
Notwithstanding the foregoing, in certain circumstances upon a change in control involving the first prong of the definition of “ownership change event” (as defined in the 2023 Plan and described below), any outstanding stock options will not terminate unless the Plan Administrator provides otherwise (as described in the terms of the 2023 Plan).
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For purposes of the 2023 Plan, a “change in control” generally means: (i) an ownership change event or a series of related ownership change events (collectively, a “Transaction”) wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than 50% of the total combined voting power of the outstanding voting stock of the Company or, in the case of a Transaction described in the third prong of the definition of “ownership change event” below, the corporation or corporations to which the assets of the Company were transferred, as the case may be; or (ii) individuals who, on the date the 2023 Plan was adopted by the Compensation Committee, are members of the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the Incumbent Directors then still in office, such new member will, for purposes of the 2023 Plan, be considered as an Incumbent Director; provided, however, that, for this purpose, no individual initially elected or nominated as a member of the Board as a result of an actual or threatened election contest with respect to Board membership or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director.
For purposes of the 2023 Plan, an “ownership change event” will be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than 50% of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.
Plan Amendments and Termination
The Plan Administrator has the authority to amend or terminate the 2023 Plan at any time. However, except as otherwise provided in the 2023 Plan or an award agreement, no amendment or termination of the 2023 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent.
We will obtain shareholder approval of any amendment to the 2023 Plan if required by applicable law and listing requirements. No incentive stock options may be granted under the 2023 Plan after December 19, 2032, which is the tenth anniversary of the date the 2023 Plan was adopted by the Compensation Committee.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and the Company with respect to participation in the 2023 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of shares acquired the 2023 Plan.
The 2023 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying shares on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying shares on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The 2023 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.
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PROPOSAL FOUR — APPROVAL OF AMENDMENT TO JACK IN THE BOX 2023 OMNIBUS INCENTIVE PLAN
If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received (for example, if the employee is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient for the shares.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the shares are delivered equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. To comply with the requirements of Section 409A of the Code, the shares subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exemption to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the shares are delivered.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying shares on the grant date, the recipient will recognize ordinary income equal to the fair market value of the shares or cash received upon such exercise.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
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PROPOSAL FOUR — APPROVAL OF AMENDMENT TO JACK IN THE BOX 2023 OMNIBUS INCENTIVE PLAN
Vote Required for Approval
Approval requires the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions will be included in the number of shares present and entitled to vote and will have the same effect as a vote “AGAINST” this proposal. Brokers do not have discretionary authority to vote uninstructed shares on this matter.
ON PROPOSAL FOUR, APPROVAL OF THE AMENDMENT TO THE JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.
______________________________________________________________________________________________________
Securities Authorized for Issuance under Equity Compensation Plans
The following table summarizes the equity compensation plans under which the Company’s common stock may be issued as of January 2, 2026. Shareholders of the Company have approved all plans requiring such approval.

	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	(b) Weighted-average exercise price of outstanding options(1)	(c)Number of securities remaining for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(2)	1,275,048	$75.23	77,178
(1)Includes shares issuable in connection with our outstanding stock options, performance share awards, nonvested stock units, and non-management director deferred stock equivalents. The weighted-average exercise price in column (b) includes the weighted-average exercise price of stock options.
(2)For a description of our equity compensation plans, refer to Note 13, Share-Based Employee Compensation, of the notes to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended 2025.

96 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PROPOSAL FIVE — RATIFICATION OF THE ADOPTION BY OUR BOARD OF DIRECTORS OF OUR STOCKHOLDER PROTECTION RIGHTS AGREEMENT
PROPOSAL FIVE – RATIFICATION OF THE ADOPTION BY OUR BOARD OF DIRECTORS OF OUR STOCKHOLDER PROTECTION RIGHTS AGREEMENT

Shareholders are being asked to ratify the adoption by the Board of the Rights Agreement. Ratification of the Rights Agreement is not required by applicable law, or by our Restated Certificate of Incorporation, as amended, Amended and Restated Bylaws, or other governing documents. Nonetheless, the Board has determined to request shareholder ratification of the adoption of the Rights Agreement as a matter of good corporate governance.
The Rights Agreement is set to expire at the close of business on July 1, 2026, unless it is ratified by shareholders, in which event, the Rights Agreement will expire on July 1, 2028, in accordance with its terms.
Background and Purpose of the Rights Agreement
On July 1, 2025, the Board, after evaluation and consultation with its legal and financial advisors, unanimously adopted the Original Rights Agreement and declared a dividend of one right (a “Right”) for each outstanding share of the Company’s Common Stock as of the close of business on July 14, 2025 (the “Record Time”).
On September 8, 2025, the Company executed Amendment No. 1, which amended the definition of “Acquiring Person” set forth in the Original Rights Agreement to provide that, in addition to the other exemptions set forth therein, such term shall not include certain persons that beneficially own less than 20% of the outstanding shares of the Common Stock if they qualify as a “Passive Institutional Investor” (as defined below). The Original Rights Agreement, as amended by Amendment No. 1, is referred to in this Proxy Statement as the “Rights Agreement.”
The Rights Agreement was adopted in response to the Biglari Group’s accumulation of the Company’s Common Stock, after Mr. Biglari had privately informed the Company that it owned 9.9% of the outstanding shares of the Common Stock and intended to increase its stake, in order to protect the interests of all shareholders and provide the Company with adequate time to execute its “JACK on Track” plan. The Rights Agreement is intended to enable the Company’s shareholders to realize the long-term value of their investment. The Rights Agreement is also intended to protect shareholders from coercive or otherwise unfair takeover tactics that would allow a third party to gain control of the Company without paying shareholders an appropriate premium for that control and to ensure that all shareholders receive fair and equal treatment in the event of any proposed takeover of the Company.
The existence of the Rights Agreement does not in any way diminish or affect the fiduciary duty of the Board to act in the best interests of the Company and its shareholders. If an acquisition offer is received, the Board will consider such offer in a manner consistent with its fiduciary duties.
Additional Reasons for the Rights Agreement
In addition to the reasons described above, the Board believes that the Rights Agreement is in the best interests of the Company and all of its shareholders, and therefore, that shareholders should ratify its adoption, for the following reasons:
•Deters a Creeping Acquisition of Control. The Rights Agreement is designed to prevent the creeping acquisition of control of the Company that does not result in a premium being paid to all shareholders. The Board does not believe that any investor should be able to increase their ownership level above the ownership thresholds set forth in the Rights Agreement through open market or privately negotiated purchases that may allow them to acquire control of the Company without paying shareholders a premium.
•Enhances the Board’s Ability to Respond to Unsolicited Acquisition Proposals. The Rights Agreement is intended to enable the Board, as elected representatives of the shareholders, to be better positioned to respond to an unsolicited acquisition proposal. The Rights Agreement does not prevent parties from making an unsolicited offer for, or acquisition of, the Company at a full and fair price and on fair terms. It does, however, give the Board the ability to defend shareholders against abusive or coercive takeover tactics by a potential acquirer, including a partial or two-tier tender offer that fails to treat all shareholders equally.
•Encourages Good Faith Negotiations. The Rights Agreement is intended to induce potential acquirers to negotiate in good faith with the Board and thereby strengthens the Board’s bargaining position for the benefit of all shareholders by providing the Board with the opportunity, flexibility and additional time to: (i) determine whether any proposed transaction is in the best interests of all of our shareholders; (ii) attempt to negotiate better terms for any such transaction that, if accepted, would result in a transaction that the Board determines to be in the best interests of all of our shareholders; (iii) achieve a fair price for the shareholders that is consistent with the intrinsic value of the Company
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PROPOSAL FIVE — RATIFICATION OF THE ADOPTION BY OUR BOARD OF DIRECTORS OF OUR STOCKHOLDER PROTECTION RIGHTS AGREEMENT
and its long-term prospects; (iv) reject any transaction that the Board determines to be inadequate; and (v) consider alternative transactions and opportunities. The Rights Agreement does not in any way diminish or affect the responsibility of the Board to consider acquisition proposals in a manner consistent with the Board’s fiduciary duties to shareholders.
•Deters an Acquirer from Seeking Control by Opportunistically Taking Advantage of Adverse Market Conditions. The Rights Agreement is also intended to deter a potential acquirer from taking advantage of adverse market conditions, short-term declines in share prices or anticipated improvements in operating results before such improvements are fully reflected in the market price of our Common Stock. The Board does not believe that a potential acquiror should be able to acquire control of the Company at a price that does not reflect our intrinsic value or long-term prospects, particularly as the Company continues to execute on its “JACK on Track” plan.
Description of the Rights Agreement
The following description of the material terms of the Rights Agreement is qualified in its entirety by reference to the full text of the Original Rights Agreement, a copy of which is attached to this Proxy Statement as Appendix E, and Amendment No. 1, a copy of which is attached to this Proxy Statement as Appendix F.
The Rights.
On July 1, 2025, the Board declared a dividend of one Right for each outstanding share of Common Stock held of record as of the Record Time or issued thereafter and prior to the Separation Time (as defined below) and thereafter pursuant to options and convertible securities outstanding at the Separation Time. Each Right, upon becoming exercisable, will entitle its registered holder to purchase from the Company, after the Separation Time, one one-thousandth of a share of Participating Preferred Stock, par value $.01 per share (“Participating Preferred Stock”) for $90.00 (the “Exercise Price”), subject to adjustment. The holders of the Rights, solely by reason of their ownership of Rights, have no additional rights as shareholders of the Company, including, without limitation, the right to vote or to receive dividends.
Until the Separation Time, the Rights are evidenced by, and trade with, the Common Stock certificates or in the case of uncertificated shares of Common Stock, by the registration of the associated Common Stock on the Company’s stock transfer books, and are not exercisable.
Separation Time; Exercisability.
Subject to certain exceptions set forth in the Rights Agreement, the Rights will separate from the Common Stock and become exercisable on the next business day following the earlier to occur of (either, the “Separation Time”):
(1)the tenth business day after the date on which any person commences a tender or exchange offer which, if consummated, would result in such person becoming an Acquiring Person (as defined below); and
(2)the first date on which the Company publicly announces that a person has become an Acquiring Person.
Promptly following the Separation Time, separate certificates evidencing the Rights will be delivered to holders of record of Common Stock at the Separation Time.
Acquiring Person.
An Acquiring Person is any person who is or becomes the Beneficial Owner (as defined in the Rights Agreement) of 12.5% or more of the outstanding shares of Common Stock, subject to certain exceptions, including that such term shall not include, among other exceptions:
(1)any person who was the Beneficial Owner of 12.5% or more of the outstanding shares of Common Stock at the time of the first public announcement of the Rights Agreement or becomes the Beneficial Owner of 12.5% or more of the outstanding shares of Common Stock solely as a result of an acquisition of Common Stock by the Company, until such time as such person acquires additional shares of Common Stock aggregating 0.1% or more of the outstanding shares of Common Stock;
(2)any person who becomes the Beneficial Owner of 12.5% or more of the outstanding shares of Common Stock without any plan or intent to seek or affect control of the Company if such person promptly divests sufficient securities such that such person ceases to be the Beneficial Owner of 12.5% or more of the outstanding shares of Common Stock; and
(3)any person that, together with any of such person’s affiliates or associates, is the Beneficial Owner of less than 20% of the outstanding shares of Common Stock, and that (a) has filed or is entitled to file a statement on Schedule 13G pursuant to the requirements of Rule 13d-1(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to such holdings (but, for the avoidance of doubt, not any person who files on Schedule 13G pursuant to Rule 13d-1(c) or Rule 13d-1(d) under the Exchange Act) and (b) has not acquired securities of any publicly listed company with the purpose or effect of changing or influencing the control of such company and has not indicated an intent to designate, nominate or appoint or sought to designate, nominate or appoint any member of a publicly listed company’s board of directors (a “Passive Institutional Investor”), subject to certain exceptions.
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PROPOSAL FIVE — RATIFICATION OF THE ADOPTION BY OUR BOARD OF DIRECTORS OF OUR STOCKHOLDER PROTECTION RIGHTS AGREEMENT
Beneficial Ownership includes, solely for purposes of determining whether any person is an Acquiring Person, constructive ownership of shares in respect of which a person has a Synthetic Long Position (as defined in the Rights Agreement).
“Flip-in” Trigger.
Upon public announcement by the Company that any person has become an Acquiring Person or on such later date as the Board may designate by resolution (such date, the “Flip-in Date”), each Right (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon exercise, that number of shares of Common Stock having an aggregate Market Price (as defined in the Rights Agreement), equal to twice the Exercise Price for an amount in cash equal to the Exercise Price.
“Flip-over” Trigger.
In the event that, on or after the Flip-in Date, (i) an Acquiring Person controls the Board or is the Beneficial Owner of 50% or more of the Common Stock, and the Company is involved in a merger, consolidation or statutory share exchange and either (A) that transaction is with that Acquiring Person or any affiliate or associate thereof or (B) any term of that transaction relating to the Acquiring Person is not identical to the terms relating to other holders of Common Stock; or (ii) an Acquiring Person controls the Board and the Company is involved in a sale of more than 50% of its consolidated assets or earning power (any such transaction or event described in clause (i) or (ii), a “Flip-over Transaction or Event”), proper provision must be made so that each Right shall thereafter constitute the right to purchase that number of shares of common stock of such acquiring person having an aggregate Market Price on the date of consummation of such Flip-over Transaction or Event, equal to twice the Exercise Price for an amount in cash equal to the Exercise Price.
Redemption of the Rights.
The Board may, at its option, at any time prior to the Flip-in Date, redeem all (but not less than all) the then outstanding Rights at a price of $.001 per Right (the “Redemption Price”). Immediately upon the action of the Board electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash or securities for each Right so held.
Exchange of the Rights.
The Board may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, elect to exchange all (but not less than all) the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights shall become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, subject to adjustment.
Participating Preferred Stock.
Whenever the Company shall become obligated to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Participating Preferred Stock, at a ratio of one one-thousandth of a share of Participating Preferred Stock for each share of Common Stock so issuable.
Anti-Dilution Provisions.
The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.
Amendments to the Rights Agreement.
Until a Flip-in Date has occurred, the terms of the Rights Agreement may be amended by the Board in any respect without the consent of the holders of the Right. After a Flip-in Date has occurred, the Board may not amend the Rights Agreement in a way that materially adversely affects the holders of the Rights.
Expiration.
The Rights will expire at the earliest to occur of:
(1)the time at which the Rights are redeemed or exchanged under the Rights Agreement;
(2)upon the merger of the Company into another person that does not constitute a Flip-over Transaction or Event; and
(3)the close of business on July 1, 2026, unless the Rights Agreement is ratified by shareholders, in which event, such date shall be extended to July 1, 2028.
99 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

PROPOSAL FIVE — RATIFICATION OF THE ADOPTION BY OUR BOARD OF DIRECTORS OF OUR STOCKHOLDER PROTECTION RIGHTS AGREEMENT
Certain Anti-Takeover Effects
The Rights Agreement is intended to protect shareholders from coercive or otherwise unfair takeover tactics that would allow a third party to gain control of the Company without paying shareholders an appropriate control premium. The Board believes that the adoption of the Rights Agreement for the reasons described above is in the best interests of the Company and all of its shareholders.
In making your voting decision, shareholders should consider that, while the Rights Agreement will not prevent a takeover of the Company, it may have a potential anti-takeover effect because the Rights may cause substantial dilution to a person or group that acquires Beneficial Ownership of 12.5% (or 20% in the case of a Passive Institutional Investor) or more of the shares of the Common Stock (or in the case of a person that already owns in excess of such percentage, upon such person increasing their ownership), without the approval of the Board. As a result, the overall effect of the Rights Agreement and the issuance of the Rights may be to render more difficult or discourage a merger, tender or exchange offer or other business combination involving the Company that is not approved by the Board. Nevertheless, these provisions are not intended to deter offers or preclude the Board from considering offers that are fair and otherwise in the best interests of the Company’s shareholders.
The existence of the Rights Agreement does not in any way diminish or affect the fiduciary duty of the Board to act in the best interests of the Company and its shareholders. If an acquisition offer is received, the Board will consider such offer in a manner consistent with its fiduciary duties. In addition, neither the Rights Agreement nor the Rights should interfere with a transaction that is in the best interests of the Company and its shareholders because the Rights can be redeemed, or the Rights Agreement terminated, on or prior to the Flip-in Date, before the consummation of such transaction.
Vote Required for Ratification
Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereat and thereon such proposal. Abstentions will be included in the number of shares present and entitled to vote and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the proposal.
Additional information may be found in the Questions and Answers section under the heading “How are votes counted?”
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE ADOPTION BY THE BOARD OF THE STOCKHOLDER PROTECTION RIGHTS AGREEMENT.

100 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

OTHER INFORMATION
OTHER INFORMATION
Certain Relationships and Related Transactions
It is the Company’s policy that the Audit Committee approve or ratify transactions involving the Company and its directors, executive officers or principal shareholders or members of their immediate families or entities controlled by any of them or in which they have a substantial ownership interest in which the amount involved exceeds $120,000 and that are otherwise reportable under SEC disclosure rules.
During fiscal year 2025, the Company was not a party to a transaction or series of transactions in which the amount involved did or may exceed $120,000 in which any of its directors, named executive officers or other executive officers, any holder of more than 5% of its Common Stock or any member of the immediate family of any of these persons had or will have a direct or indirect material interest, other than the compensation arrangements (including with respect to equity compensation) described in “Executive Compensation” above.

101 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

APPENDIX A - RECONCILIATION OF NON-GAAP TO GAAP RESULTS
APPENDIX A—RECONCILIATION OF NON-GAAP MEASUREMENTS TO GAAP RESULTS
This Proxy Statement contains information regarding Adjusted EBITDA, Restaurant-Level Margin and Franchise-Level Margin, which are non-GAAP financial measures. Management believes that these measurements, when viewed with the Company’s results of operations in accordance with GAAP and the accompanying reconciliations in the tables below, provide useful information about operating performance and period-over-period changes, and provide additional information that is useful for evaluating the operating performance of the Company’s core business without regard to potential distortions. Additionally, Adjusted EBITDA were used by the Compensation Committee in determining annual incentive targets further discussed in the Proxy Statement.
Adjusted EBITDA
Adjusted EBITDA represents net earnings (loss) on a GAAP basis excluding income taxes, interest expense, net, gains on the sale of company-operated restaurants, other operating expense (income), net, impairment of goodwill and intangible assets, depreciation and amortization, amortization of cloud computing costs, amortization of favorable and unfavorable leases and subleases, net, amortization of franchise tenant improvement allowances and incentives, net COLI (gains) losses, and pension and post-retirement benefit cost.
Adjusted EBITDA should be considered as a supplement to, not as a substitute for, analysis of results as reported under U.S. GAAP or other similarly titled measures of other companies. Management believes Adjusted EBITDA is useful to investors to gain an understanding of the factors and trends affecting the Company’s ongoing cash earnings, from which capital investments are made and debt is serviced.
Below is a reconciliation of non-GAAP Adjusted EBITDA to the most directly comparable GAAP measure, net earnings (in thousands):

Consolidated:	2025	2024	2023	2022	2021 (1)
Net earnings (loss) — GAAP	$(80,719)	$(36,695)	$130,826	$115,781	$165,755
Income taxes	(22,106)	32,372	58,514	46,111	55,852
Interest expense, net	78,941	80,016	82,446	86,075	67,458
Gains on the sale of company-operated restaurants	(3,243)	(3,255)	(17,998)	(3,878)	(4,203)
Other operating expense (income), net	22,403	24,796	10,837	889	(3,382)
Impairment of goodwill and intangible assets	209,556	162,624	—	—	—
Depreciation and amortization	58,314	59,776	62,287	56,100	46,500
Amortization of cloud-computing costs	2,391	4,487	5,004	5,116	2,510
Amortization of favorable and unfavorable leases and subleases, net	(60)	701	1,633	1,120	—
Amortization of franchise tenant improvement allowances and incentives	6,522	4,998	4,647	4,446	3,450
Net COLI (gains) losses	(6,882)	(14,390)	(5,953)	9,911	(9,141)
Pension and post-retirement benefit costs	5,814	6,843	6,967	303	881
Adjusted EBITDA — Non-GAAP	$270,931	$322,273	$339,210	$321,974	$325,680
Incremental marketing, net	4,100	—	—	—	—
Changes in restaurant portfolio	4,945	—	—	—	—
Impact of refranchising	—	577	—	—	—
Adjusted EBITDA for incentive payout — Non-GAAP	$279,976	$322,850	$339,210	$321,974	$325,680

(1) Fiscal year 2021 includes the impact of the 53-week year

A-1 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

APPENDIX A - RECONCILIATION OF NON-GAAP TO GAAP RESULTS
Restaurant-Level Margin
Restaurant-Level Margin is defined as company restaurant sales less restaurant operating costs (food and packaging, labor, and occupancy costs) and is neither required by, nor presented in accordance with GAAP. Restaurant-Level Margin excludes revenues and expenses of our franchise operations and certain costs, such as selling, general, and administrative expenses, depreciation and amortization, pre-opening costs, impairment of goodwill and intangible assets, other operating expense (income), net, gains or losses on the sale of company-operated restaurants, and other costs that are considered normal operating costs. As such, Restaurant-Level Margin is not indicative of the overall results of the Company and does not accrue directly to the benefit of shareholders because of the exclusion of corporate-level expenses. Restaurant-Level Margin should be considered as a supplement to, not as a substitute for, analysis of results as reported under GAAP or other similarly titled measures of other companies. The Company is presenting Restaurant-Level Margin because it believes that it provides a meaningful supplement to net earnings of the Company’s core business operating results, as well as a comparison to those of other similar companies. Management utilizes Restaurant-Level Margin as a key performance indicator to evaluate the profitability of company-owned restaurants.
Below is a reconciliation of non-GAAP Restaurant-Level Margin to the most directly comparable GAAP measure, earnings (loss) from operations (in thousands):

	52 weeks ended September 28, 2025
	Jack in the Box	Del Taco	Other	Total
Earnings (loss) from operations — GAAP	$315,283	$(191,166)	$(142,187)	$(18,070)
Franchise rental revenues	(332,735)	(35,908)	—	(368,643)
Franchise royalties and other	(198,316)	(34,504)	—	(232,820)
Franchise contributions for advertising and other services	(206,200)	(30,307)	—	(236,507)
Franchise occupancy expenses	219,212	35,175	—	254,387
Franchise support and other costs	12,506	6,491	—	18,997
Franchise advertising and other services expenses	211,408	32,172	—	243,580
Selling, general and administrative expenses	46,794	26,263	76,578	149,635
Depreciation and amortization	—	—	58,314	58,314
Pre-opening costs	5,404	1,931	—	7,335
Impairment of goodwill and intangible assets	—	209,556	—	209,556
Other operating expense, net	8,861	6,247	7,295	22,403
Gains on the sale of company-operated restaurants	(569)	(2,674)	—	(3,243)
Restaurant-Level Margin — Non-GAAP	$81,648	$23,276	$—	$104,924

Company restaurant sales	$416,715	$210,628	$—	$627,343

Restaurant-Level Margin % — Non-GAAP	19.6%	11.1%	N/A	16.7%

A-2 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

APPENDIX A - RECONCILIATION OF NON-GAAP TO GAAP RESULTS
Franchise-Level Margin
Franchise-Level Margin is defined as franchise revenues less franchise operating costs (occupancy expenses, advertising contributions, and franchise support and other costs) and is neither required by, nor presented in accordance with GAAP. Franchise-Level Margin excludes revenue and expenses of our company-operated restaurants and certain costs, such as selling, general, and administrative expenses, depreciation and amortization, pre-opening costs, impairment of goodwill and intangible assets and other operating expense, net. As such, Franchise-Level Margin is not indicative of the overall results of the Company and does not accrue directly to the benefit of shareholders because of the exclusion of corporate-level expenses. Franchise-Level Margin should be considered as a supplement to, not as a substitute for, analysis of results as reported under GAAP or other similarly titled measures of other companies. The Company is presenting Franchise-Level Margin because it believes that it provides a meaningful supplement to net earnings of the Company's core business operating results, as well as a comparison to those of other similar companies. Management utilizes Franchise-Level Margin as a key performance indicator to evaluate the profitability of our franchise operations.
Below is a reconciliation of non-GAAP Franchise-Level Margin to the most directly comparable GAAP measure, earnings (loss) from operations (in thousands):

	52 weeks ended September 28, 2025
	Jack in the Box	Del Taco	Other	Total
Earnings (loss) from operations — GAAP	$315,283	$(191,166)	$(142,187)	$(18,070)
Company restaurant sales	(416,715)	(210,628)	—	(627,343)
Food and packaging	116,472	54,605	—	171,077
Payroll and employee benefits	140,789	81,366	—	222,155
Occupancy and other	77,807	51,381	—	129,188
Selling, general and administrative expenses	46,794	26,263	76,578	149,635
Depreciation and amortization	—	—	58,314	58,314
Pre-opening costs	5,404	1,931	—	7,335
Impairment of goodwill and intangible assets	—	209,556	—	209,556
Other operating expense, net	8,861	6,247	7,295	22,403
Gains on the sale of company-operated restaurants	(569)	(2,674)	—	(3,243)
Franchise-Level Margin — Non-GAAP	$294,126	$26,881	$—	$321,007

Franchise rental revenues	332,735	35,908	—	368,643
Franchise royalties and other	198,316	34,504	—	232,820
Franchise contributions for advertising and other services	206,200	30,307	—	236,507
Total franchise revenues	$737,251	$100,719	$—	$837,970

Franchise-Level Margin % — Non-GAAP	39.9%	26.7%	N/A	38.3%
A-3 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

APPENDIX B - JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
APPENDIX B — JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
Adopted by the Compensation Committee: December 19, 2022
Approved by the Stockholders: March 3, 2023
1.GENERAL.
(a)Prior Plan. As of January 1, 2023, no additional awards may be granted under the Prior Plan. All awards granted under the Prior Plan will remain subject to the terms of the Prior Plan, except that as of January 6, 2023, any Prior Plan Returning Shares will become available for issuance pursuant to Awards granted under this Plan. All Awards granted under this Plan will be subject to the terms of this Plan.
(b)Eligible Award Recipients. Subject to Section 4, Employees, Directors and Consultants are eligible to receive Awards.
(c)Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.
(d)Purpose. The Plan, through the granting of Awards, is intended to help the Company and any Affiliate secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which such persons may benefit from increases in value of the Common Stock.
2.ADMINISTRATION.
(a)Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine (A) who will be granted Awards, (B) when and how each Award will be granted, (C) what type of Award will be granted, (D) the provisions of each Award (which need not be identical), including when a Participant will be permitted to exercise or otherwise receive Common Stock or cash under the Award, (E) the number of shares of Common Stock subject to, or the cash value of, an Award, and (F) the Fair Market Value applicable to an Award.
(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.To settle all controversies regarding the Plan and Awards granted under it.
(iii)To settle all controversies regarding the Plan and Awards granted under it.
(iv)To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which shares of Common Stock or cash may be issued in settlement thereof).
(v)To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under an outstanding Award without his or her written consent.
(vi)To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, or (E) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without his or her written consent.
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APPENDIX B - JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
(vii)To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding incentive stock options or (B) Rule 16b-3.
(viii)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except as otherwise provided in the Plan (including this Section 2(b)(viii)) or an Award Agreement, no amendment of an outstanding Award will materially impair a Participant’s rights under such Award without his or her written consent.
Notwithstanding the foregoing or anything in the Plan to the contrary, unless prohibited by applicable law, the Board may amend the terms of any outstanding Award or the Plan, or may suspend or terminate the Plan, without the affected Participant’s consent, (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award or the Plan into compliance with, Section 409A of the Code, or (D) to comply with other applicable laws or listing requirements.
(ix)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(x)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(c)Delegation to Committee.
(i)General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions or the charter of the Committee (or subcommittee), not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)Rule 16b-3 Compliance. Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors in accordance with Rule 16b-3.
(d)Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by applicable law: (i) designate recipients, other than Officers, of Awards, provided that no person or body may be delegated authority to grant an Award to themself; (ii) determine the number of shares of Common Stock subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with applicable law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value of the Common Stock pursuant to Section 13(v)(iii).
(e)Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(f)Cancellation and Re-Grant of Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise or strike price of any outstanding Option or SAR or (ii) cancel any outstanding Option or SAR that has an exercise or strike price (per share) greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event.
(g)Minimum Vesting Requirements. No Stock Award (or portion thereof) may vest (or, if applicable, be exercisable) until at least 12 months following the date of grant of the Stock Award (excluding, for this purpose, any Stock Award granted as an Acquisition Award (as defined in Section 3(a)(iv)); provided, however, that shares of Common Stock up to 5% of
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APPENDIX B - JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
the Share Reserve (as defined in Section 3(a)(i)) may be issued pursuant to Stock Awards that do not meet such vesting (and, if applicable, exercisability) requirements.
(h)Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.
3.SHARES SUBJECT TO THE PLAN.
(a)Share Reserve.
(i)Subject to Section 3(a)(iii) and Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards from and after the Effective Date (the “Share Reserve”) will not exceed the sum of (A) 2,500,000 shares and (B) the Prior Plan Returning Shares, if any, as such shares become available for issuance under this Plan from time to time.
(ii)Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be reduced by: (A) one share for each share of Common Stock issued pursuant to an Appreciation Award granted under the Plan; and (B) 1.75 shares for each share of Common Stock issued pursuant to a Full Value Award granted under the Plan.
(iii)Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be increased by: (A) one share for each Prior Plan Returning Share or 2023 Plan Returning Share (as defined in Section 3(b)(ii)) subject to an Appreciation Award; and (B) 1.75 shares for each Prior Plan Returning Share or 2023 Plan Returning Share subject to a Full Value Award.
(iv)For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Awards except as provided in Section 7(a). Shares may be issued pursuant to Stock Awards in connection with a merger or acquisition as permitted by Nasdaq Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule (any such Stock Award, an “Acquisition Award”), and such issuance will not reduce the number of shares available for issuance under the Plan.
(b)Operation of Share Reserve.
(i)No Reduction to Share Reserve. The Share Reserve will not be reduced by any of the following shares of Common Stock and such shares will remain available for issuance under the Plan: (A) any shares subject to an Award that are not issued because such Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Award having been issued; and (B) any shares subject to an Award that are not issued because such Award or any portion thereof is settled in cash.
(ii)Shares Available for Subsequent Issuance. Shares Available for Subsequent Issuance. Any shares of Common Stock issued pursuant to an Award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares (the “2023 Plan Returning Shares”) will revert to the Share Reserve and become available again for issuance under the Plan.
(iii)Shares Not Available for Subsequent Issuance. Shares Not Available for Subsequent Issuance.The following shares of Common Stock will not revert to the Share Reserve or become available again for issuance under the Plan: (A) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise, strike or purchase price of an Award or a Prior Plan Award; (B) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an Award or a Prior Plan Award; (C) any shares repurchased by the Company on the open market with the proceeds of the exercise, strike or purchase price of an Award or a Prior Plan Award; and (D) in the event that a Stock Appreciation Right granted under the Plan or a stock appreciation right granted under the Prior Plan is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award.
(c)Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 2,500,000 shares.
(d)Non-Employee Director Compensation Limit. The aggregate value of all cash and equity-based compensation paid or granted, as applicable, by the Company to any individual for service as a Non-Employee Director with respect to any fiscal year of the Company will not exceed a total of $750,000, calculating the value of any equity-based awards based on the grant date fair value of such awards for financial reporting purposes.
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APPENDIX B - JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
(e)Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4.ELIGIBILITY.
(a)Eligibility for Specific Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are otherwise exempt from or alternatively comply with Section 409A of the Code.
(b)Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price (per share) of such Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant of such Option and the Option is not exercisable after the expiration of five years from the date of grant.
5.PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option or SAR Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The terms and conditions of separate Option or SAR Agreements need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a)Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the Award Agreement.
(b)Exercise or Strike Price. Exercise or Strike Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price (per share) of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price (per share) less than 100% of the Fair Market Value of the Common Stock on the date the Award is granted if such Award is granted pursuant to an assumption of, or substitution for, another option or stock appreciation right pursuant to a corporate transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)Payment of Exercise Price for Options. The exercise price of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by one or more of the methods of payment set forth below that are specified in the Option Agreement. The Board has the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to utilize certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment.
(i)By cash (including electronic funds transfers), check, bank draft or money order payable to the Company;
(ii)Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)By delivery to the Company (either by actual delivery or attestation) of shares of Common Stock; or
(iv)In any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d)Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common
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APPENDIX B - JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.
(e)Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the restrictions set forth in this Section 5(e) on the transferability of Options and SARs will apply. Notwithstanding the foregoing or anything in the Plan or an Award Agreement to the contrary, no Option or SAR may be transferred to any financial institution without prior stockholder approval.
(i)Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant. Subject to the foregoing paragraph, the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(f)Vesting. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to Section 2(g) and any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death, Disability or Retirement), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is three months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time period, the Option or SAR (as applicable) will terminate.
(h)Disability or Retirement of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability or Retirement (as defined in the applicable Award Agreement), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time period, the Option or SAR (as applicable) will terminate.
(i)Death of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death or (ii) a Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Participant’s Option or SAR may be exercised (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date that is 18 months following the date of death (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR (as applicable) is not exercised within the applicable time period, the Option or SAR (as applicable) will terminate.
(j)Termination for Cause. Except as explicitly provided otherwise in the applicable Award Agreement or other individual written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Option or SAR will terminate immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(k)Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate:
(i)If the exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will remain exercisable until one month (or such longer period of time as determined by the Board, in its discretion) after the date the Participant is notified by the Company that the Option or SAR is exercisable, but in any event no later than the expiration of the term of the Option or SAR as set forth in the Award Agreement.
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APPENDIX B - JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
(ii)If the sale of any shares of Common Stock received upon exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause) would subject the Participant to suit under Section 16(b) of the Exchange Act, then the Option or SAR will remain exercisable until the earliest to occur of (A) the 10th day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (B) the 190th day after the Participant’s termination of Continuous Service, or (C) the expiration of the term of the Option or SAR as set forth in the Award Agreement.
(l)Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date, subject to Section 2(g)). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Change in Control in which such Option or SAR is not assumed, continued or substituted, or (iii) upon the Participant’s Retirement (as such term may be defined in the Participant’s Award Agreement, in another written agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s or Affiliate’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.
6.PROVISIONS OF AWARDS OTHER THAN OPTIONS AND SARS.
(a)Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(i)Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash (including electronic funds transfers), check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)Vesting. Subject to Section 2(g), shares of Common Stock awarded under a Restricted Stock Award Agreement may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the Board.
(iii)Termination of Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of such termination under the terms of the Participant’s Restricted Stock Award Agreement.
(iv)Transferability. Rights to acquire shares of Common Stock under a Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement. Notwithstanding the foregoing or anything in the Plan or a Restricted Stock Award Agreement to the contrary, no Restricted Stock Award may be transferred to any financial institution without prior stockholder approval.
(b)Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(i)Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
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(ii)Vesting. Subject to Section 2(g), at the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv)Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to the Restricted Stock Unit Award to a time after the vesting of the Restricted Stock Unit Award.
(v)Termination of Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates, any portion of the Participant’s Restricted Stock Unit Award that has not vested as of the date of such termination will be forfeited upon such termination.
(c)Performance Awards. With respect to any Performance Stock Award or Performance Cash Award (each, a “Performance Award”), subject to Section 2(g) (if applicable), the Board will determine the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Performance Award, and the measure of whether and to what degree such Performance Goals have been attained. In addition, the Board retains the discretion to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. To the extent permitted by applicable law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(d)Other Stock Awards. Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof, may be granted either alone or in addition to Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan (including, but not limited to, Sections 2(g) and 2(h)), the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards, and all other terms and conditions of such Other Stock Awards.
7.COVENANTS OF THE COMPANY.
(a)Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.
(b)Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.
(c)No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
8.MISCELLANEOUS.
(a)Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Awards will constitute general funds of the Company.
(b)Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
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(c)Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.
(d)No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, or (iii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee and has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(f)Incentive Stock Option Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g)Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h)Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state, local or foreign tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(i)Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j)Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k)Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the
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Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance with Section 409A of the Code, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount under such Award that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment may be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six-month period elapses, with the balance paid thereafter on the original schedule.
(l)Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with the Jack in the Box Inc. Clawback Policy Statement, any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that the Company adopts. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.
9.ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a)Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Awards. The Board will make such adjustments and its determination will be final, binding and conclusive.
(b)Dissolution or Liquidation. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, subject to Section 9(c), in the event of a dissolution or liquidation of the Company (except for a liquidation into a parent corporation), all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to a forfeiture condition or the Company’s right of repurchase may be reacquired or repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service.
(c)Change in Control. In the event of a Change in Control, the provisions of this Section 9(c) will apply to each outstanding Stock Award unless otherwise provided in the instrument evidencing the Stock Award, in any other written agreement between a Participant and the Company or an Affiliate, or in any director compensation policy of the Company.
(i)Stock Awards May Be Assumed. In the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all outstanding Stock Awards or may substitute similar awards for any or all outstanding Stock Awards (including, but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Change in Control), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to any outstanding Stock Awards may be assigned by the Company to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company). For clarity, in the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may choose to assume or continue only a portion of an outstanding Stock Award, to substitute a similar award for only a portion of an outstanding Stock Award, or to assume or continue, or substitute similar awards for, the outstanding Stock Awards held by some, but not all, Participants. The terms of any such assumption, continuation or substitution will be set by the Board.
(ii)Stock Awards Held by Current Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) does not assume or continue outstanding Stock Awards, or substitute similar awards for outstanding Stock Awards, then with respect to any such Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Change in Control (referred to as the “Current Participants”), the vesting (and exercisability, if applicable) of such Stock Awards will be accelerated in full (and with respect to any such Stock Awards that are Performance Stock Awards, vesting will be deemed to be satisfied at the following levels: (A) with respect to any fiscal year periods during the applicable Performance Period which have been completed as of the date of the Change in Control
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(“Completed Fiscal Year Periods”), the extent to which the applicable Performance Goals for such periods have been attained during such periods, if measurable; and (B) with respect to any fiscal year periods during the applicable Performance Period which have not been completed as of the date of the Change in Control or any Completed Fiscal Year Periods for which performance is not measurable, the pre-established 100% target level of performance with respect to the applicable Performance Goals for such periods) to a date prior to the effective time of the Change in Control (contingent upon the closing or completion of the Change in Control) as the Board will determine (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Change in Control), and such Stock Awards will terminate if not exercised (if applicable) prior to the effective time of the Change in Control in accordance with the exercise procedures determined by the Board, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will lapse (contingent upon the closing or completion of the Change in Control).
(iii)Stock Awards Held by Participants other than Current Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) does not assume or continue outstanding Stock Awards, or substitute similar awards for outstanding Stock Awards, then with respect to any such Stock Awards that have not been assumed, continued or substituted and that are held by Participants other than Current Participants, such Stock Awards will terminate if not exercised (if applicable) prior to the effective time of the Change in Control in accordance with the exercise procedures determined by the Board; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will not terminate and may continue to be exercised notwithstanding the Change in Control.
(iv)Termination of Options upon Certain Changes in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 13(gg)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than 50% of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options will not terminate unless the Board otherwise provides in its discretion.
10.TERMINATION OR SUSPENSION OF THE PLAN.
(a)Termination or Suspension. The Board may suspend or terminate the Plan at any time. No Incentive Stock Option may be granted after the tenth anniversary of the earlier of (i) the Adoption Date or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)No Impairment of Rights. Suspension or termination of the Plan will not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan (including Section 2(b)(viii)) or an Award Agreement.
11.EFFECTIVE DATE OF PLAN.
This Plan will become effective on the Effective Date.
12.CHOICE OF LAW.
The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
13.DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)“Adoption Date” means December 19, 2022, which is the date the Plan was adopted by the Compensation Committee of the Board.
(b)“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(c)“Appreciation Award” means (i) a stock option or stock appreciation right granted under the Prior Plan or (ii) an Option or Stock Appreciation Right, in each case with respect to which the exercise or strike price (per share) is at least 100% of the Fair Market Value of the Common Stock subject to the stock option or stock appreciation right, or Option or Stock Appreciation Right, as applicable, on the date of grant.
(d)“Award” means (i) an Incentive Stock Option, (ii) a Nonstatutory Stock Option, (iii) a Stock Appreciation Right, (iv) a Restricted Stock Award, (v) a Restricted Stock Unit Award, (vi) a Performance Stock Award, (vii) a Performance Cash Award, or (viii) an Other Stock Award.
(e)“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
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(f)“Board” means the Board of Directors of the Company.
(g)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards No. 123 (revised). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(h)“Cause” will have the meaning ascribed to such term in any written agreement between a Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of one or more of the following events that has a material negative impact on the business or reputation of the Company or an Affiliate: (i) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or an Affiliate; (ii) the Participant’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud; (iii) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company, an Affiliate, or any other entity having a business relationship with the Company or an Affiliate; (iv) any material breach by the Participant of any provision of any agreement or understanding between the Company or an Affiliate and the Participant regarding the terms of the Participant’s service as an employee, officer, director or consultant to the Company or an Affiliate, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of the Participant as an employee, officer, director or consultant to the Company or an Affiliate, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or an Affiliate and the Participant; (v) the Participant’s disregard of the policies of the Company or an Affiliate so as to cause loss, damage or injury to the property, reputation or employees of the Company or an Affiliate; or (vi) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or an Affiliate. The determination that a termination of a Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by the Participant will have no effect upon any determination of the rights or obligations of the Company or the Participant for any other purpose.
(i)“Change in Control” means the occurrence of any one or more of the following events:
(i)an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than 50% of the total combined voting power of the outstanding voting stock of the Company or, in the case of a Transaction described in Section 13(gg)(iii), the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board will have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination will be final, binding and conclusive; or
(ii) individuals who, on the Adoption Date, are members of the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the Incumbent Directors then still in office, such new member will, for purposes of this Plan, be considered as an Incumbent Director; provided, however, that, for this purpose, no individual initially elected or nominated as a member of the Board as a result of an actual or threatened election contest with respect to Board membership or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control will not include a Transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between a Participant and the Company or an Affiliate will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that (1) if no definition of Change in Control (or any analogous term) is set forth in such an individual written agreement, the foregoing definition will apply; and (2) no Change in Control (or any analogous term) will be deemed to occur with respect to Awards subject to such an individual written agreement without a requirement that the Change in Control (or any analogous term) actually occur.
If required for compliance with Section 409A of the Code, in no event will an event be deemed a Change in Control if such event is not also a “change in the ownership of” the Company, a “change in the effective control of” the Company or a “change in the ownership of a substantial portion of the assets of” the Company, each as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion
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and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of a “change in control event” under Section 409A of the Code and the regulations thereunder.
(j)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(k)“Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(l)“Common Stock” means the common stock of the Company.
(m)“Company” means Jack in the Box Inc., a Delaware corporation.
(n)“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(o)“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant, or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s or Affiliate’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(p)“Director” means a member of the Board.
(q)“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(r)“Effective Date” means the effective date of this Plan, which is the date of the Annual Meeting of Stockholders of the Company held in 2023, provided that this Plan is approved by the Company’s stockholders at such meeting.
(s)“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(t)“Entity” means a corporation, partnership, limited liability company or other entity.
(u)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(v)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)Unless otherwise provided by the Board, if the Common Stock is listed on any established stock exchange or traded on any established market, then the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value of a share of Common Stock will be the closing sales price for such stock on the last preceding date for which such quotation exists.
(iii)In the absence of such markets for the Common Stock, the Fair Market Value of a share of Common Stock will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
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APPENDIX B - JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
(w)“Full Value Award” means (i) an award granted under the Prior Plan or (ii) an Award, in each case that is not an Appreciation Award.
(x)“Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(y)“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(z)“Nonstatutory Stock Option” means an option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.
(aa)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(bb)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(cc)    “Option Agreement” means a written agreement between the Company and a holder of an Option evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.
(dd)    “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(ee)    “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ff)    “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(gg)    An “Ownership Change Event” will be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than 50% of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.
(hh)    “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(ii)    “Performance Cash Award” means a cash award that may vest or become earned and payable contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 6(c) pursuant to such terms as are approved by the Board.
(jj)    “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following, as determined by the Board: (i) sales; (ii) revenue; (iii) gross margin; (iv) operating margin; (v) operating income; (vi) pre-tax profit; (vii) earnings before interest, taxes, depreciation and/or amortization; (viii) net earnings; (ix) net income; (x) cash flow; (xi) expenses; (xii) expense management; (xiii) stock price; (xiv) earnings per share; (xv) operating earnings per share; (xvi) defined operating earnings per share; (xvii) average unit sales or volume; (xviii) return on stockholders’ equity; (xix) return on capital; (xx) return on assets; (xxi) return on invested capital; (xxii) economic value added; (xxiii) number of customers; (xxiv) market share; (xxv) same store sales; (xxvi) average restaurant margin; (xxvii) restaurant operating margin; (xxviii) return on investment; (xxix) profit after tax; (xxx) customer satisfaction; (xxxi) guest transactions; (xxxii) number of restaurants franchised; (xxxiii) number of restaurants remodeled or reimaged; (xxxiv) franchise revenues; (xxxv) gains on restaurants sold; (xxxvi) cash proceeds on restaurants sold; (xxxvii) return on equity; (xxxviii) cash on cash return; (xxxix) system-wide sales; and (xl) any other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the applicable Award Agreement.
(kk)    “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Board is
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APPENDIX B - JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
authorized to make appropriate adjustments in the method of calculating the attainment of Performance Goals for a Performance Period. Such adjustments may be based on one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under United States generally accepted accounting principles; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions; or (xv) any other appropriate adjustments selected by the Board.
(ll)    “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(mm)    “Performance Stock Award” means a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 6(c) pursuant to such terms as are approved by the Board.
(nn)    “Plan” means this Jack in the Box Inc. 2023 Omnibus Incentive Plan.
(oo)    “Prior Plan” means the Jack in the Box Inc. 2004 Stock Incentive Plan.
(pp)    “Prior Plan Award” means an award granted under the Prior Plan that is outstanding as of January 6, 2023.
(qq)    “Prior Plan Returning Shares” means: (i) any shares of Common Stock subject to a Prior Plan Award that on or following January 6, 2023 are not issued because such Prior Plan Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Prior Plan Award having been issued; (ii) any shares of Common Stock subject to a Prior Plan Award that on or following January 6, 2023 are not issued because such Prior Plan Award or any portion thereof is settled in cash; and (iii) any shares of Common Stock issued pursuant to a Prior Plan Award that on or following January 6, 2023 are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares.
(rr)    “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(ss)    “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(tt)    “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(uu)    “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(vv)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(ww)    “Rule 405” means Rule 405 promulgated under the Securities Act.
(xx)    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
(yy)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(zz)    “Stock Appreciation Right Agreement” or “SAR Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(aaa)    “Stock Award” means any Award other than a Performance Cash Award.
(bbb)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
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APPENDIX C — AMENDED JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
APPENDIX C — AMENDED JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
Adopted by the Compensation Committee: December 19, 2022
Approved by the Stockholders: March 3, 2023
Amendment Adopted by the Compensation Committee: December 5, 2025
Approved by the Stockholders: [February 27, 2026]

1.GENERAL.
(a)Prior Plan. As of January 1, 2023, no additional awards may be granted under the Prior Plan. All awards granted under the Prior Plan will remain subject to the terms of the Prior Plan, except that as of January 6, 2023, any Prior Plan Returning Shares will become available for issuance pursuant to Awards granted under this Plan. All Awards granted under this Plan will be subject to the terms of this Plan.
(b)Eligible Award Recipients. Subject to Section 4, Employees, Directors and Consultants are eligible to receive Awards.
(c)Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.
(d)Purpose. The Plan, through the granting of Awards, is intended to help the Company and any Affiliate secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which such persons may benefit from increases in value of the Common Stock.
2.ADMINISTRATION.
(a)Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine (A) who will be granted Awards, (B) when and how each Award will be granted, (C) what type of Award will be granted, (D) the provisions of each Award (which need not be identical), including when a Participant will be permitted to exercise or otherwise receive Common Stock or cash under the Award, (E) the number of shares of Common Stock subject to, or the cash value of, an Award, and (F) the Fair Market Value applicable to an Award.
(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.To settle all controversies regarding the Plan and Awards granted under it.
(iii)To settle all controversies regarding the Plan and Awards granted under it.
(iv)To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which shares of Common Stock or cash may be issued in settlement thereof).
(v)To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under an outstanding Award without his or her written consent.
(vi)To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common
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APPENDIX C — AMENDED JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
Stock may be issued or purchased under the Plan, or (E) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without his or her written consent.
(vii)To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding incentive stock options or (B) Rule 16b-3.
(viii)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except as otherwise provided in the Plan (including this Section 2(b)(viii)) or an Award Agreement, no amendment of an outstanding Award will materially impair a Participant’s rights under such Award without his or her written consent.
Notwithstanding the foregoing or anything in the Plan to the contrary, unless prohibited by applicable law, the Board may amend the terms of any outstanding Award or the Plan, or may suspend or terminate the Plan, without the affected Participant’s consent, (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award or the Plan into compliance with, Section 409A of the Code, or (D) to comply with other applicable laws or listing requirements.
(ix)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(x)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(c)Delegation to Committee.
(i)General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions or the charter of the Committee (or subcommittee), not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)Rule 16b-3 Compliance. Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors in accordance with Rule 16b-3.
(d)Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by applicable law: (i) designate recipients, other than Officers, of Awards, provided that no person or body may be delegated authority to grant an Award to themself; (ii) determine the number of shares of Common Stock subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with applicable law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value of the Common Stock pursuant to Section 13(v)(iii).
(e)Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(f)Cancellation and Re-Grant of Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise or strike price of any outstanding Option or SAR or (ii) cancel any outstanding Option or SAR that has an exercise or strike price (per share) greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event.
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APPENDIX C — AMENDED JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
(g)Minimum Vesting Requirements. No Stock Award (or portion thereof) may vest (or, if applicable, be exercisable) until at least 12 months following the date of grant of the Stock Award (excluding, for this purpose, any Stock Award granted as an Acquisition Award (as defined in Section 3(a)(iv)); provided, however, that shares of Common Stock up to 5% of the Share Reserve (as defined in Section 3(a)(i)) may be issued pursuant to Stock Awards that do not meet such vesting (and, if applicable, exercisability) requirements.
(h)Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.
3.SHARES SUBJECT TO THE PLAN.
(a)Share Reserve.
(i)Subject to Section 3(a)(iii) and Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards from and after the Effective Date (the “Share Reserve”) will not exceed the sum of (A) 2,500,000 shares ~~and (B)~~ approved at the Annual Meeting of Stockholders of the Company held in 2023, (B) 2,260,000 shares approved at the Annual Meeting of Stockholders of the Company held in 2026 and (C) the Prior Plan Returning Shares, if any, as such shares become available for issuance under this Plan from time to time.
(ii)Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be reduced by: (A) one share for each share of Common Stock issued pursuant to an Appreciation Award granted under the Plan; and (B) 1.75 shares for each share of Common Stock issued pursuant to a Full Value Award granted under the Plan.
(iii)Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be increased by: (A) one share for each Prior Plan Returning Share or 2023 Plan Returning Share (as defined in Section 3(b)(ii)) subject to an Appreciation Award; and (B) 1.75 shares for each Prior Plan Returning Share or 2023 Plan Returning Share subject to a Full Value Award.
(iv)For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Awards except as provided in Section 7(a). Shares may be issued pursuant to Stock Awards in connection with a merger or acquisition as permitted by Nasdaq Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule (any such Stock Award, an “Acquisition Award”), and such issuance will not reduce the number of shares available for issuance under the Plan.
(b)Operation of Share Reserve.
(i)No Reduction to Share Reserve. The Share Reserve will not be reduced by any of the following shares of Common Stock and such shares will remain available for issuance under the Plan: (A) any shares subject to an Award that are not issued because such Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Award having been issued; and (B) any shares subject to an Award that are not issued because such Award or any portion thereof is settled in cash.
(ii)Shares Available for Subsequent Issuance. Shares Available for Subsequent Issuance. Any shares of Common Stock issued pursuant to an Award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares (the “2023 Plan Returning Shares”) will revert to the Share Reserve and become available again for issuance under the Plan.
(iii)Shares Not Available for Subsequent Issuance. Shares Not Available for Subsequent Issuance.The following shares of Common Stock will not revert to the Share Reserve or become available again for issuance under the Plan: (A) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise, strike or purchase price of an Award or a Prior Plan Award; (B) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an Award or a Prior Plan Award; (C) any shares repurchased by the Company on the open market with the proceeds of the exercise, strike or purchase price of an Award or a Prior Plan Award; and (D) in the event that a Stock Appreciation Right granted under the Plan or a stock appreciation right granted under the Prior Plan is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award.
(c)Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 2,500,000 shares.
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APPENDIX C — AMENDED JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
(d)Non-Employee Director Compensation Limit. The aggregate value of all cash and equity-based compensation paid or granted, as applicable, by the Company to any individual for service as a Non-Employee Director with respect to any fiscal year of the Company will not exceed a total of $750,000, calculating the value of any equity-based awards based on the grant date fair value of such awards for financial reporting purposes.
(e)Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4.ELIGIBILITY.
(a)Eligibility for Specific Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are otherwise exempt from or alternatively comply with Section 409A of the Code.
(b)Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price (per share) of such Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant of such Option and the Option is not exercisable after the expiration of five years from the date of grant.
5.PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option or SAR Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The terms and conditions of separate Option or SAR Agreements need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a)Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the Award Agreement.
(b)Exercise or Strike Price. Exercise or Strike Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price (per share) of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price (per share) less than 100% of the Fair Market Value of the Common Stock on the date the Award is granted if such Award is granted pursuant to an assumption of, or substitution for, another option or stock appreciation right pursuant to a corporate transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)Payment of Exercise Price for Options. The exercise price of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by one or more of the methods of payment set forth below that are specified in the Option Agreement. The Board has the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to utilize certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment.
(i)By cash (including electronic funds transfers), check, bank draft or money order payable to the Company;
(ii)Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)By delivery to the Company (either by actual delivery or attestation) of shares of Common Stock; or
(iv)In any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d)Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the
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APPENDIX C — AMENDED JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.
(e)Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the restrictions set forth in this Section 5(e) on the transferability of Options and SARs will apply. Notwithstanding the foregoing or anything in the Plan or an Award Agreement to the contrary, no Option or SAR may be transferred to any financial institution without prior stockholder approval.
(i)Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant. Subject to the foregoing paragraph, the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(f)Vesting. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to Section 2(g) and any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death, Disability or Retirement), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is three months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time period, the Option or SAR (as applicable) will terminate.
(h)Disability or Retirement of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability or Retirement (as defined in the applicable Award Agreement), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time period, the Option or SAR (as applicable) will terminate.
(i)Death of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death or (ii) a Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Participant’s Option or SAR may be exercised (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date that is 18 months following the date of death (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR (as applicable) is not exercised within the applicable time period, the Option or SAR (as applicable) will terminate.
(j)Termination for Cause. Except as explicitly provided otherwise in the applicable Award Agreement or other individual written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Option or SAR will terminate immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(k)Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate:
(i)If the exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause) would be prohibited at any time solely because the issuance of shares of Common Stock would violate
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the registration requirements under the Securities Act, then the Option or SAR will remain exercisable until one month (or such longer period of time as determined by the Board, in its discretion) after the date the Participant is notified by the Company that the Option or SAR is exercisable, but in any event no later than the expiration of the term of the Option or SAR as set forth in the Award Agreement.
(ii)If the sale of any shares of Common Stock received upon exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause) would subject the Participant to suit under Section 16(b) of the Exchange Act, then the Option or SAR will remain exercisable until the earliest to occur of (A) the 10th day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (B) the 190th day after the Participant’s termination of Continuous Service, or (C) the expiration of the term of the Option or SAR as set forth in the Award Agreement.
(l)Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date, subject to Section 2(g)). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Change in Control in which such Option or SAR is not assumed, continued or substituted, or (iii) upon the Participant’s Retirement (as such term may be defined in the Participant’s Award Agreement, in another written agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s or Affiliate’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.
6.PROVISIONS OF AWARDS OTHER THAN OPTIONS AND SARS.
(a)Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(i)Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash (including electronic funds transfers), check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)Vesting. Subject to Section 2(g), shares of Common Stock awarded under a Restricted Stock Award Agreement may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the Board.
(iii)Termination of Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of such termination under the terms of the Participant’s Restricted Stock Award Agreement.
(iv)Transferability. Rights to acquire shares of Common Stock under a Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement. Notwithstanding the foregoing or anything in the Plan or a Restricted Stock Award Agreement to the contrary, no Restricted Stock Award may be transferred to any financial institution without prior stockholder approval.
(b)Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(i)Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted
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Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)Vesting. Subject to Section 2(g), at the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv)Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to the Restricted Stock Unit Award to a time after the vesting of the Restricted Stock Unit Award.
(v)Termination of Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates, any portion of the Participant’s Restricted Stock Unit Award that has not vested as of the date of such termination will be forfeited upon such termination.
(c)Performance Awards. With respect to any Performance Stock Award or Performance Cash Award (each, a “Performance Award”), subject to Section 2(g) (if applicable), the Board will determine the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Performance Award, and the measure of whether and to what degree such Performance Goals have been attained. In addition, the Board retains the discretion to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. To the extent permitted by applicable law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(d)Other Stock Awards. Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof, may be granted either alone or in addition to Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan (including, but not limited to, Sections 2(g) and 2(h)), the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards, and all other terms and conditions of such Other Stock Awards.
7.COVENANTS OF THE COMPANY.
(a)Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.
(b)Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.
(c)No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
8.MISCELLANEOUS.
(a)Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Awards will constitute general funds of the Company.
(b)Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the
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Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(c)Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.
(d)No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, or (iii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee and has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(f)Incentive Stock Option Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g)Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h)Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state, local or foreign tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(i)Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j)Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
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(k)Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance with Section 409A of the Code, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount under such Award that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment may be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six-month period elapses, with the balance paid thereafter on the original schedule.
(l)Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with the Jack in the Box Inc. Clawback Policy Statement, any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that the Company adopts. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.
9.ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a)Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Awards. The Board will make such adjustments and its determination will be final, binding and conclusive.
(b)Dissolution or Liquidation. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, subject to Section 9(c), in the event of a dissolution or liquidation of the Company (except for a liquidation into a parent corporation), all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to a forfeiture condition or the Company’s right of repurchase may be reacquired or repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service.
(c)Change in Control. In the event of a Change in Control, the provisions of this Section 9(c) will apply to each outstanding Stock Award unless otherwise provided in the instrument evidencing the Stock Award, in any other written agreement between a Participant and the Company or an Affiliate, or in any director compensation policy of the Company.
(i)Stock Awards May Be Assumed. In the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all outstanding Stock Awards or may substitute similar awards for any or all outstanding Stock Awards (including, but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Change in Control), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to any outstanding Stock Awards may be assigned by the Company to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company). For clarity, in the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may choose to assume or continue only a portion of an outstanding Stock Award, to substitute a similar award for only a portion of an outstanding Stock Award, or to assume or continue, or substitute similar awards for, the outstanding Stock Awards held by some, but not all, Participants. The terms of any such assumption, continuation or substitution will be set by the Board.
(ii)Stock Awards Held by Current Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) does not assume or continue outstanding Stock Awards, or substitute similar awards for outstanding Stock Awards, then with respect to any such Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Change in Control (referred to as the “Current Participants”), the vesting (and
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exercisability, if applicable) of such Stock Awards will be accelerated in full (and with respect to any such Stock Awards that are Performance Stock Awards, vesting will be deemed to be satisfied at the following levels: (A) with respect to any fiscal year periods during the applicable Performance Period which have been completed as of the date of the Change in Control (“Completed Fiscal Year Periods”), the extent to which the applicable Performance Goals for such periods have been attained during such periods, if measurable; and (B) with respect to any fiscal year periods during the applicable Performance Period which have not been completed as of the date of the Change in Control or any Completed Fiscal Year Periods for which performance is not measurable, the pre-established 100% target level of performance with respect to the applicable Performance Goals for such periods) to a date prior to the effective time of the Change in Control (contingent upon the closing or completion of the Change in Control) as the Board will determine (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Change in Control), and such Stock Awards will terminate if not exercised (if applicable) prior to the effective time of the Change in Control in accordance with the exercise procedures determined by the Board, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will lapse (contingent upon the closing or completion of the Change in Control).
(iii)Stock Awards Held by Participants other than Current Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) does not assume or continue outstanding Stock Awards, or substitute similar awards for outstanding Stock Awards, then with respect to any such Stock Awards that have not been assumed, continued or substituted and that are held by Participants other than Current Participants, such Stock Awards will terminate if not exercised (if applicable) prior to the effective time of the Change in Control in accordance with the exercise procedures determined by the Board; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will not terminate and may continue to be exercised notwithstanding the Change in Control.
(iv)Termination of Options upon Certain Changes in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 13(gg)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than 50% of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options will not terminate unless the Board otherwise provides in its discretion.
10.TERMINATION OR SUSPENSION OF THE PLAN.
(a)Termination or Suspension. The Board may suspend or terminate the Plan at any time. No Incentive Stock Option may be granted after the tenth anniversary of the earlier of (i) the Adoption Date or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)No Impairment of Rights. Suspension or termination of the Plan will not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan (including Section 2(b)(viii)) or an Award Agreement.
11.EFFECTIVE DATE OF PLAN.
This Plan will become effective on the Effective Date.
12.CHOICE OF LAW.
The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
13.DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)“Adoption Date” means December 19, 2022, which is the date the Plan was adopted by the Compensation Committee of the Board.
(b)“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(c)“Appreciation Award” means (i) a stock option or stock appreciation right granted under the Prior Plan or (ii) an Option or Stock Appreciation Right, in each case with respect to which the exercise or strike price (per share) is at least 100% of the Fair Market Value of the Common Stock subject to the stock option or stock appreciation right, or Option or Stock Appreciation Right, as applicable, on the date of grant.
(d)“Award” means (i) an Incentive Stock Option, (ii) a Nonstatutory Stock Option, (iii) a Stock Appreciation Right, (iv) a Restricted Stock Award, (v) a Restricted Stock Unit Award, (vi) a Performance Stock Award, (vii) a Performance Cash Award, or (viii) an Other Stock Award.
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(e)“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(f)“Board” means the Board of Directors of the Company.
(g)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards No. 123 (revised). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(h)“Cause” will have the meaning ascribed to such term in any written agreement between a Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of one or more of the following events that has a material negative impact on the business or reputation of the Company or an Affiliate: (i) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or an Affiliate; (ii) the Participant’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud; (iii) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company, an Affiliate, or any other entity having a business relationship with the Company or an Affiliate; (iv) any material breach by the Participant of any provision of any agreement or understanding between the Company or an Affiliate and the Participant regarding the terms of the Participant’s service as an employee, officer, director or consultant to the Company or an Affiliate, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of the Participant as an employee, officer, director or consultant to the Company or an Affiliate, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or an Affiliate and the Participant; (v) the Participant’s disregard of the policies of the Company or an Affiliate so as to cause loss, damage or injury to the property, reputation or employees of the Company or an Affiliate; or (vi) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or an Affiliate. The determination that a termination of a Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by the Participant will have no effect upon any determination of the rights or obligations of the Company or the Participant for any other purpose.
(i)“Change in Control” means the occurrence of any one or more of the following events:
(i)an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than 50% of the total combined voting power of the outstanding voting stock of the Company or, in the case of a Transaction described in Section 13(gg)(iii), the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board will have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination will be final, binding and conclusive; or
(ii) individuals who, on the Adoption Date, are members of the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the Incumbent Directors then still in office, such new member will, for purposes of this Plan, be considered as an Incumbent Director; provided, however, that, for this purpose, no individual initially elected or nominated as a member of the Board as a result of an actual or threatened election contest with respect to Board membership or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control will not include a Transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between a Participant and the Company or an Affiliate will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that (1) if no definition of Change in Control (or any analogous term) is set forth in such an individual written agreement, the foregoing definition will apply; and (2) no Change in Control (or any analogous term) will be deemed to occur with respect to Awards subject to such an individual written agreement without a requirement that the Change in Control (or any analogous term) actually occur.
If required for compliance with Section 409A of the Code, in no event will an event be deemed a Change in Control if such event is not also a “change in the ownership of” the Company, a “change in the effective control of” the Company or a “change in the ownership of a substantial portion of the assets of” the Company, each as determined under Treasury
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APPENDIX C — AMENDED JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of a “change in control event” under Section 409A of the Code and the regulations thereunder.
(j)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(k)“Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(l)“Common Stock” means the common stock of the Company.
(m)“Company” means Jack in the Box Inc., a Delaware corporation.
(n)“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(o)“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant, or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s or Affiliate’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(p)“Director” means a member of the Board.
(q)“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(r)“Effective Date” means the effective date of this Plan, which is the date of the Annual Meeting of Stockholders of the Company held in 2023, provided that this Plan is approved by the Company’s stockholders at such meeting.
(s)“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(t)“Entity” means a corporation, partnership, limited liability company or other entity.
(u)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(v)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)Unless otherwise provided by the Board, if the Common Stock is listed on any established stock exchange or traded on any established market, then the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value of a share of Common Stock will be the closing sales price for such stock on the last preceding date for which such quotation exists.
(iii)In the absence of such markets for the Common Stock, the Fair Market Value of a share of Common Stock will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
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APPENDIX C — AMENDED JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
(w)“Full Value Award” means (i) an award granted under the Prior Plan or (ii) an Award, in each case that is not an Appreciation Award.
(x)“Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(y)“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(z)“Nonstatutory Stock Option” means an option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.
(aa)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(bb)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(cc)    “Option Agreement” means a written agreement between the Company and a holder of an Option evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.
(dd)    “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(ee)    “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ff)    “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(gg)    An “Ownership Change Event” will be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than 50% of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.
(hh)    “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(ii)    “Performance Cash Award” means a cash award that may vest or become earned and payable contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 6(c) pursuant to such terms as are approved by the Board.
(jj)    “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following, as determined by the Board: (i) sales; (ii) revenue; (iii) gross margin; (iv) operating margin; (v) operating income; (vi) pre-tax profit; (vii) earnings before interest, taxes, depreciation and/or amortization; (viii) net earnings; (ix) net income; (x) cash flow; (xi) expenses; (xii) expense management; (xiii) stock price; (xiv) earnings per share; (xv) operating earnings per share; (xvi) defined operating earnings per share; (xvii) average unit sales or volume; (xviii) return on stockholders’ equity; (xix) return on capital; (xx) return on assets; (xxi) return on invested capital; (xxii) economic value added; (xxiii) number of customers; (xxiv) market share; (xxv) same store sales; (xxvi) average restaurant margin; (xxvii) restaurant operating margin; (xxviii) return on investment; (xxix) profit after tax; (xxx) customer satisfaction; (xxxi) guest transactions; (xxxii) number of restaurants franchised; (xxxiii) number of restaurants remodeled or reimaged; (xxxiv) franchise revenues; (xxxv) gains on restaurants sold; (xxxvi) cash proceeds on restaurants sold; (xxxvii) return on equity; (xxxviii) cash on cash return; (xxxix) system-wide sales; and (xl) any other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the applicable Award Agreement.
(kk)    “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Board is
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APPENDIX C — AMENDED JACK IN THE BOX INC. 2023 OMNIBUS INCENTIVE PLAN
authorized to make appropriate adjustments in the method of calculating the attainment of Performance Goals for a Performance Period. Such adjustments may be based on one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under United States generally accepted accounting principles; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions; or (xv) any other appropriate adjustments selected by the Board.
(ll)    “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(mm)    “Performance Stock Award” means a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 6(c) pursuant to such terms as are approved by the Board.
(nn)    “Plan” means this Jack in the Box Inc. 2023 Omnibus Incentive Plan.
(oo)    “Prior Plan” means the Jack in the Box Inc. 2004 Stock Incentive Plan.
(pp)    “Prior Plan Award” means an award granted under the Prior Plan that is outstanding as of January 6, 2023.
(qq)    “Prior Plan Returning Shares” means: (i) any shares of Common Stock subject to a Prior Plan Award that on or following January 6, 2023 are not issued because such Prior Plan Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Prior Plan Award having been issued; (ii) any shares of Common Stock subject to a Prior Plan Award that on or following January 6, 2023 are not issued because such Prior Plan Award or any portion thereof is settled in cash; and (iii) any shares of Common Stock issued pursuant to a Prior Plan Award that on or following January 6, 2023 are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares.
(rr)    “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(ss)    “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(tt)    “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(uu)    “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(vv)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(ww)    “Rule 405” means Rule 405 promulgated under the Securities Act.
(xx)    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
(yy)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(zz)    “Stock Appreciation Right Agreement” or “SAR Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(aaa)    “Stock Award” means any Award other than a Performance Cash Award.
(bbb)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
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APPENDIX D - ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION
APPENDIX D – ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION
Under applicable SEC rules and regulations, members of our Board, nominees for director and certain of our executive officers are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).
Directors, Nominees and Executive Officers
The names of our directors and director nominees, each a Participant, are set forth below. The executive officer that is a Participant is Lance Tucker, Chief Executive Officer. The principal occupations or employment of each such person is contained in the accompanying proxy statement. The business address of each such person is c/o Jack in the Box Inc., 9357 Spectrum Center Boulevard, San Diego, CA 92123.

•	Guillermo Diaz, Jr.	•	James Myers
•	David Goebel (Chairman of the Board)	•	Enrique Ramirez
•	Mark King	•	Alan Smolinisky
•	Madeleine Kleiner	•	Lance Tucker (Chief Executive Officer)
•	Michael Murphy	•	Vivien Yeung
Information Regarding Ownership of the Company’s Securities by Participants
The number of securities of the Company beneficially owned by directors and executive officers who are Participants as of the Record Date is set forth under the title “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement.
Information Regarding Transactions in the Company’s Securities by the Participants
The following table sets forth purchases and sales of the Company’s securities by the Participants during the past two years by the persons listed above under the titles “Directors and Nominees.” None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares		Transaction Type
Guillermo Diaz, Jr.	3/3/2025	Common Stock	3,490	(1)	Grant, award or other acquisition
	3/4/2024	Common Stock	1,673		Grant, award or other acquisition
David L. Goebel	4/8/2025	Common Stock	190		Grant, award or other acquisition
	4/8/2025	Common Stock	215		Grant, award or other acquisition
	3/3/2025	Common Stock	5,165	(1)	Grant, award or other acquisition
	12/30/2024	Common Stock	122		Grant, award or other acquisition
	12/30/2024	Common Stock	139		Grant, award or other acquisition
	9/19/2024	Common Stock	114		Grant, award or other acquisition
	9/19/2024	Common Stock	128		Grant, award or other acquisition
	6/25/2024	Common Stock	93		Grant, award or other acquisition
	6/25/2024	Common Stock	106		Grant, award or other acquisition
	3/27/2024	Common Stock	69		Grant, award or other acquisition
	3/27/2024	Common Stock	80		Grant, award or other acquisition
	3/4/2024	Common Stock	2,476		Grant, award or other acquisition
	12/28/2023	Common Stock	59		Grant, award or other acquisition
	12/28/2023	Common Stock	58		Grant, award or other acquisition
Madeleine Kleiner	4/8/2025	Common Stock	188		Grant, award or other acquisition
	3/3/2025	Common Stock	3,490		Grant, award or other acquisition
	12/30/2024	Common Stock	104		Grant, award or other acquisition
	9/19/2024	Common Stock	96		Grant, award or other acquisition
	6/25/2024	Common Stock	79		Grant, award or other acquisition
	3/27/2024	Common Stock	59		Grant, award or other acquisition
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APPENDIX D - ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

	3/4/2024	Common Stock	1,673		Grant, award or other acquisition
	12/28/2023	Common Stock	43		Grant, award or other acquisition
Michael Murphy	4/8/2025	Common Stock	939		Grant, award or other acquisition
	4/8/2025	Common Stock	83		Grant, award or other acquisition
	3/3/2025	Common Stock	3,490		Grant, award or other acquisition
	12/30/2024	Common Stock	603		Grant, award or other acquisition
	12/30/2024	Common Stock	53		Grant, award or other acquisition
	9/19/2024	Common Stock	562		Grant, award or other acquisition
	9/19/2024	Common Stock	50		Grant, award or other acquisition
	6/25/2024	Common Stock	461		Grant, award or other acquisition
	6/25/2024	Common Stock	41		Grant, award or other acquisition
	3/27/2024	Common Stock	344		Grant, award or other acquisition
	3/27/2024	Common Stock	31		Grant, award or other acquisition
	3/13/2024	Common Stock	1,332		Open market or private sale
	3/4/2024	Common Stock	1,673		Grant, award or other acquisition
	12/28/2023	Common Stock	293		Grant, award or other acquisition
	12/28/2023	Common Stock	27		Grant, award or other acquisition
James Myers	4/8/2025	Common Stock	226		Grant, award or other acquisition
	4/8/2025	Common Stock	197		Grant, award or other acquisition
	3/3/2025	Common Stock	3,490	(1)	Grant, award or other acquisition
	12/30/2024	Common Stock	145		Grant, award or other acquisition
	12/30/2024	Common Stock	110		Grant, award or other acquisition
	9/19/2024	Common Stock	135		Grant, award or other acquisition
	9/19/2024	Common Stock	102		Grant, award or other acquisition
	6/25/2024	Common Stock	111		Grant, award or other acquisition
	6/25/2024	Common Stock	84		Grant, award or other acquisition
	3/27/2024	Common Stock	83		Grant, award or other acquisition
	3/27/2024	Common Stock	62		Grant, award or other acquisition
	3/4/2024	Common Stock	1,673		Grant, award or other acquisition
	12/28/2023	Common Stock	70		Grant, award or other acquisition
	12/28/2023	Common Stock	47		Grant, award or other acquisition
Enrique Ramirez	3/3/2025	Common Stock(1)	3,490		Grant, award or other acquisition
	3/4/2024	Common Stock	1,673		Grant, award or other acquisition
Alan Smolinisky	12/19/2025	Common Stock	20,000		Exercise of in-the-money or at-the-money derivative security
	11/6/2025	Common Stock	1	(3)	Open market or private purchase
	11/6/2025	Common Stock	1	(3)	Open market or private purchase
	11/5/2025	Common Stock	32,800		Open market or private purchase
	11/5/2025	Common Stock	10,000	(3)	Open market or private purchase
	11/5/2025	Common Stock	5,000	(3)	Open market or private purchase
	4/9/2025	Common Stock	15,000		Open market or private purchase
	2/25/2025	Common Stock	10,000		Open market or private purchase
	2/25/2025	Common Stock	2,000	(3)	Open market or private purchase
	2/24/2025	Common Stock	453		Open market or private purchase
	1/9/2025	Common Stock	10,000		Open market or private purchase
	12/20/2024	Common Stock	5,000		Open market or private purchase
	12/19/2024	Common Stock	10,000		Open market or private purchase
	12/19/2024	Common Stock	5,000	(3)	Open market or private purchase
	12/19/2024	Common Stock	2,000	(3)	Open market or private purchase
	12/18/2024	Common Stock	1,537		Open market or private purchase
	11/20/2024	Common Stock	3,561		Open market or private purchase
	10/11/2024	Common Stock	10,000		Open market or private purchase
	9/11/2024	Common Stock	5,000		Open market or private purchase
	9/10/2024	Common Stock	6,000		Open market or private purchase
	9/4/2024	Common Stock	5,500		Open market or private purchase
	7/10/2024	Common Stock	6,280		Open market or private purchase
	7/9/2024	Common Stock	500	(3)	Open market or private purchase
	6/18/2024	Common Stock	1,155		Open market or private purchase
	5/22/2024	Common Stock	1	(3)	Open market or private purchase
	5/14/2024	Common Stock	3,700		Open market or private purchase
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APPENDIX D - ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

	5/6/2024	Common Stock	6,000		Open market or private purchase
	5/3/2024	Common Stock	3,660		Open market or private purchase
Lance Tucker	12/10/2025	Common Stock	122,663	(2)	Grant, award or other acquisition
	11/24/2025	Common Stock	5,000		Open market or private purchase
	4/7/2025	Common Stock	41,834	(2)	Grant, award or other acquisition
	2/24/2025	Common Stock	12,531	(2)	Grant, award or other acquisition
	1/27/2025	Common Stock	12,595	(2)	Grant, award or other acquisition
	1/27/2025	Common Stock	12,595	(2)	Grant, award or other acquisition
Vivien Yeung	4/8/2025	Common Stock	85		Grant, award or other acquisition
	4/8/2025	Common Stock	102		Grant, award or other acquisition
	3/3/2025	Common Stock	3,490	(1)	Grant, award or other acquisition
	12/30/2024	Common Stock	55		Grant, award or other acquisition
	12/30/2024	Common Stock	66		Grant, award or other acquisition
	9/19/2024	Common Stock	51		Grant, award or other acquisition
	9/19/2024	Common Stock	61		Grant, award or other acquisition
	6/25/2024	Common Stock	42		Grant, award or other acquisition
	6/25/2024	Common Stock	50		Grant, award or other acquisition
	3/27/2024	Common Stock	31		Grant, award or other acquisition
	3/27/2024	Common Stock	38		Grant, award or other acquisition
	3/4/2024	Common Stock	1,673		Grant, award or other acquisition
	12/28/2023	Common Stock	26		Grant, award or other acquisition
	12/28/2023	Common Stock	32		Grant, award or other acquisition
(1) Represents restricted stock units that will vest 100% on March 3, 2026.
(2) Represents restricted stock units that vest in three equal installments one year from the grant date, with after-tax net shares subject to a 50% holding requirement until the executive meets their multiple of salary stock ownership requirement.
(3) Represents securities held directly by trusts for which Mr. Smolinisky has or shares investment control over and for which one of Mr. Smolinisky’s immediate family members is a beneficiary. Mr. Smolinisky disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

Miscellaneous Information Concerning the Participants
Other than as set forth in this Appendix D or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (a) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of its subsidiaries, or (b) beneficially owns, directly or indirectly, securities of any parent or subsidiary of the Company.
Other than as set forth in this Appendix D or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, other than as set forth in this Appendix D or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants listed above is now, or has been within the past year, a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.
Other than as set forth in this Appendix D or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (a) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (b) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year, or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.
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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT
APPENDIX E – STOCKHOLDER PROTECTION RIGHTS AGREEMENT

STOCKHOLDER PROTECTION RIGHTS AGREEMENT
dated as of
July 1, 2025
between
JACK IN THE BOX INC.
and
COMPUTERSHARE TRUST COMPANY, N.A.
as Rights Agent
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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

STOCKHOLDER PROTECTION RIGHTS AGREEMENT
Table of Contents
Page
ARTICLE I
DEFINITIONS

1.1	Definitions	2
ARTICLE II
THE RIGHTS

2.1	Summary of Rights	14
2.2	Legend	14
2.3	Exercise of Rights; Separation of Rights	15
2.4	Adjustments to Exercise Price; Number of Rights	20
2.5	Date on Which Exercise is Effective	22
2.6	Execution, Authentication, Delivery and Dating of Rights Certificates	23
2.7	Registration, Registration of Transfer and Exchange	24
2.8	Mutilated, Destroyed, Lost and Stolen Rights Certificates	26
2.9	Persons Deemed Owners	27
2.10	Delivery and Cancellation of Certificates	28
2.11	Agreement of Rights Holders	29
ARTICLE III
ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

3.1	Flip-in	30
3.2	Flip-over	35
ARTICLE IV
THE RIGHTS AGENT

4.1	General	37
4.2	Merger or Consolidation or Change of Name of Rights Agent	39
4.3	Duties of Rights Agent	40
4.4	Change of Rights Agent	47

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ARTICLE V
MISCELLANEOUS

5.1	Redemption	49
5.2	Expiration	49
5.3	Issuance of New Rights Certificates	50
5.4	Supplements and Amendments	51
5.5	Fractional Shares	51
5.6	Rights of Action	52
5.7	Holder of Rights Not Deemed a Stockholder	53
5.8	Notice of Proposed Actions	53
5.9	Notices	54
5.10	Suspension of Exercisability or Exchangeability	55
5.11	Successors	56
5.12	Benefits of this Agreement	56
5.13	Determination and Actions by the Board of Directors	56
5.14	Descriptive Headings; Section References	57
5.15	GOVERNING LAW; EXCLUSIVE JURISDICTION	57
5.16	Counterparts	58
5.17	Severability	59
5.18	Customer Identification Program	59
5.19	Withholding	59
EXHIBITS
Exhibit A    Form of Rights Certificate (together with Form of Election to Exercise)
Exhibit B    Form of Certificate of Designation and Terms of Participating Preferred Stock

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

STOCKHOLDER PROTECTION RIGHTS AGREEMENT

STOCKHOLDER PROTECTION RIGHTS AGREEMENT (as amended from time to time, this “Agreement”), dated as of July 1, 2025, between Jack in the Box Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a national banking association, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent hereunder).
WITNESSETH:
WHEREAS, the Board of Directors of the Company (the “Board of Directors”) has (a) authorized and declared a dividend of one right (“Right”) in respect of each share of Common Stock (as hereinafter defined) held of record as of the Close of Business (as hereinafter defined) on July 14, 2025 (the “Record Time”) payable in respect of each such share upon the later of the Record Time and certification by the NASDAQ Stock Market (“NASDAQ”) to the Securities and Exchange Commission that the Rights have been approved for listing and registration (the “Payment Time”) and (b) as provided in Section 2.4, authorized the issuance of one Right in respect of each share of Common Stock issued after the Record Time and prior to the Separation Time (as hereinafter defined) and, to the extent provided in Section 5.3, each share of Common Stock issued after the Separation Time;
WHEREAS, subject to the terms and conditions hereof, each Right entitles the holder thereof, at or after the Separation Time, to purchase securities or assets of the Company (or, in certain cases, securities of certain other entities) pursuant to the terms and subject to the conditions set forth herein; and
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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing so to act, in connection with the issuance, transfer and exchange of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;
NOW THEREFORE, in consideration of the premises and the respective agreements set forth herein, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
1.1.Definitions
. For purposes of this Agreement, the following terms have the meanings indicated:
“Acquiring Person” shall mean any Person who is or becomes the Beneficial Owner of 12.5% or more of the outstanding shares of Common Stock at any time after the first public announcement of the adoption of this Agreement; provided, however, that the term “Acquiring Person” shall not include any Person (i) who is the Beneficial Owner of 12.5% or more of the outstanding shares of Common Stock at the time of the first public announcement of the adoption of this Agreement and who continuously thereafter is the Beneficial Owner of 12.5% or more of the outstanding shares of Common Stock until such time thereafter as such Person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of any additional shares of Common Stock, (ii) who becomes the Beneficial Owner of 12.5% or more of the outstanding shares of Common Stock after the time of the first public announcement of the adoption of this Agreement solely as a result of (A) an acquisition by the Company of shares of Common Stock until such time after the public

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

announcement by the Company of such repurchases as such Person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of any additional shares of Common Stock while such Person is or as a result of which such Person becomes the Beneficial Owner of 12.5% or more of the outstanding shares of Common Stock or (B) the occurrence of a Flip-in Date which has not resulted from the acquisition of Beneficial Ownership of Common Stock by such Person or any of such Person’s Affiliates or Associates, (iii) who becomes the Beneficial Owner of 12.5% or more of the outstanding shares of Common Stock but who acquired Beneficial Ownership of shares of Common Stock without any plan or intention to seek or affect control of the Company, if such Person promptly divests, or promptly enters into an agreement with, and satisfactory to, the Board of Directors, in the Board of Directors’ sole discretion, to divest, and subsequently divests in accordance with the terms of such agreement (without exercising or retaining any power, including voting power, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock or otherwise deemed to be Beneficially Owned by such Person) so that such Person ceases to be the Beneficial Owner of 12.5% or more of the outstanding shares of Common Stock or (iv) who Beneficially Owns shares of Common Stock consisting solely of one or more of (A) shares of Common Stock Beneficially Owned pursuant to the grant or exercise of an option granted to such Person (an “Option Holder”) by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-in Date, (B) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock or otherwise deemed to be Beneficially Owned by such

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

Person) Beneficially Owned by such Option Holder or its Affiliates or Associates at the time of grant of such option and (C) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock or otherwise deemed to be Beneficially Owned by such Person) acquired by Affiliates or Associates of such Option Holder after the time of such grant that, in the aggregate, amount to less than 1% of the outstanding shares of Common Stock. In addition, the Company, any Subsidiary of the Company and any employee stock ownership or other employee benefit plan of the Company or a Subsidiary of the Company (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company) shall not be an Acquiring Person.
“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act, as such Rule is in effect on the date of this Agreement.
“Agreement” shall have the meaning set forth in the Preamble.
A Person shall be deemed the “Beneficial Owner”, and to have “Beneficial Ownership” of, and to “Beneficially Own”, (i) any securities as to which such Person or any of such Person’s Affiliates or Associates is or may be deemed to be the beneficial owner pursuant to Rules 13d-3 and 13d-5 under the Exchange Act, as such Rules are in effect on the date of this Agreement, (ii) any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to become the beneficial owner (whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding,

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise, (iii) any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with whom such Person has an agreement, arrangement or understanding, whether or not in writing, to act together for the purpose of acquiring, holding, voting or disposing of any securities of the Company and (iv) solely for purposes of determining that any Person is an Acquiring Person, any securities that such Person or any of such Person’s Affiliates or Associates are determined to Constructively Own; provided, however, that a Person shall not be deemed the “Beneficial Owner”, or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security (A) solely because such security has been tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered security is accepted for payment or exchange or (B) solely because such Person or any of such Person’s Affiliates or Associates has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy or consent given in response to a public proxy or consent solicitation made to more than 10 holders of shares of a class of stock of the Company registered under Section 12 of the Exchange Act and pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, unless such power (or the arrangements relating thereto) is then reportable under Item 6 of Schedule 13D under the Exchange Act (or any similar provision of a comparable or successor report). For purposes of this Agreement, in determining the percentage of the outstanding shares of Common Stock with respect to

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

which a Person is the Beneficial Owner, all shares as to which such Person is deemed the Beneficial Owner shall be deemed outstanding.
“Board of Directors” shall have the meaning set forth in the Recitals and includes any duly authorized committee thereof.
“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in San Diego, California are generally authorized or obligated by law or executive order to close.
“Close of Business” on any given date shall mean 5:00 p.m. San Diego time on such date or, if such date is not a Business Day, 5:00 p.m. San Diego time on the next succeeding Business Day.
“Common Stock” shall mean the shares of Common Stock, par value $.01 per share, of the Company.
“Company” shall have the meaning set forth in the Preamble.
A Person shall be determined to “Constructively Own” shares of Common Stock in respect of which such Person has a Synthetic Long Position, calculated in the manner set forth below, if the Board of Directors, by a majority vote, determines that such Person is seeking to use the existence of such Synthetic Long Position, in combination with other securities Beneficially Owned by such Person, for the purpose or effect of changing or influencing control of the Company. The number of shares of Common Stock in respect of a Synthetic Long Position that may be determined to be “Constructively Owned” is the notional or other number of shares of Common Stock in respect of such Synthetic Long Position that is specified in a filing by such Person or any of such Person’s Affiliates or Associates with the Securities and Exchange Commission

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

or in the documentation evidencing such Synthetic Long Position as the basis upon which the value or settlement amount of such right or derivative, or the opportunity of the holder of such right or derivative to profit or share in any profit, is to be calculated in whole or in part and, in any case, including if no such number of shares of Common Stock is specified in any filing or documentation, as determined by the Board of Directors to be the number of shares of Common Stock to which such Synthetic Long Position relates.
“Customer Identification Program” shall have the meaning set forth in Section 5.18.
“Election to Exercise” shall have the meaning set forth in Section 2.3(d).
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
“Exchange Ratio” shall have the meaning set forth in Section 3.1(c).
“Exchange Time” shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 3.1(c).
“Exercise Price” shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $90.00.
“Expansion Factor” shall have the meaning set forth in Section 2.4(a).
“Expiration Time” shall mean the earliest of (i) the Exchange Time, (ii) the Redemption Time, (iii) the Close of Business on the first anniversary of the date of this Agreement, unless this Agreement is ratified by the stockholders of the Company by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

at a stockholders meeting held on or prior to such time, in which case the Expiration Time shall be the third anniversary of the date of this Agreement and unless, for purposes of this clause (iii), extended by action of the Board of Directors (in which case the applicable time shall be the time to which it has been so extended) and (iv) immediately prior to the effective time of a consolidation, merger or statutory share exchange that does not constitute a Flip-over Transaction or Event in which the Common Stock is converted into, or converted into the right to receive, another security, cash or other consideration.
“Flip-in Date” shall mean any Stock Acquisition Date or such later date as the Board of Directors may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred.
“Flip-over Entity,” for purposes of Section 3.2, shall mean (i) in the case of a Flip-over Transaction or Event described in clause (i) of the definition thereof, the Person issuing any securities into which shares of Common Stock are being converted or exchanged and, if no such securities are being issued, the other Person that is a party to such Flip-over Transaction or Event and (ii) in the case of a Flip-over Transaction or Event referenced in clause (ii) of the definition thereof, the Person receiving the greatest portion of the (A) assets or, if clause (A) is not readily determinable, (B) operating income or cash flow being transferred in such Flip-over Transaction or Event, provided, that in all cases if such Person is a Subsidiary of another Person, the ultimate parent entity of such Person shall be the Flip-over Entity.

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

“Flip-over Stock” shall mean the capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or other Persons similarly responsible for the direction of the business and affairs) of the Flip-over Entity.
“Flip-over Transaction or Event” shall mean a transaction or series of transactions, on or after a Flip-in Date, in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a statutory share exchange with any other Person if, immediately prior to the time of consummation of the consolidation, merger or statutory share exchange or at the time the Company enters into any agreement with respect to any such consolidation, merger or statutory share exchange, the Acquiring Person is the Beneficial Owner of 50% or more of the outstanding shares of Common Stock or controls the Board of Directors and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such consolidation, merger or statutory share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of the Common Stock or (B) the Person with whom the transaction or series of transactions occurs is the Acquiring Person or an Affiliate or Associate of the Acquiring Person or, (ii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, in each case, of the Company and its Subsidiaries (taken as a whole) to any Person (other than the Company or one or more of its wholly owned Subsidiaries) or to two or more such Persons that are Affiliates or Associates or otherwise acting in concert, if, at the time of the entry by the Company (or any such Subsidiary) into an agreement with

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

respect to such sale or transfer of assets, the Acquiring Person or any of its Affiliates or Associates controls the Board of Directors. For purposes of the foregoing description, the term “Acquiring Person” shall include any Acquiring Person and its Affiliates and Associates, counted together as a single Person. An Acquiring Person shall be deemed to control the Board of Directors when, on or following a Stock Acquisition Date, the persons who were directors of the Company (or persons nominated and/or appointed as directors by vote of a majority of such persons) before the Stock Acquisition Date shall cease to constitute a majority of the Board of Directors.
“Market Price” per share of any securities on any date shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if any event described in Section 2.4, or any analogous event, shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 20 consecutive Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted by the Board of Directors in order to make it fully comparable with the closing price on such date. The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on NASDAQ or, if the securities are not listed on NASDAQ, on the NYSE, or if the securities are not listed on the NYSE, as reported in the principal consolidated transaction

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

reporting system with respect to the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by such other quotation system then in use or, if on any such date the securities are not listed or admitted to trading on any national securities exchange or quoted by any such quotation system, the average of the closing bid and asked prices in the over-the-counter market as furnished by a professional market maker making a market in the securities selected by the Board of Directors; provided, however, that if on any such date the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm, and set forth in a certificate delivered to the Rights Agent.
“NASDAQ” shall have the meaning set forth in the Recitals.
“NYSE” shall mean the New York Stock Exchange.
“Option Holder” shall have the meaning set forth in the definition of Acquiring Person.
“Payment Time” shall have the meaning set forth in the Recitals.
“Person” shall mean any individual, firm, partnership, limited liability company, trust, association, group (as such term is used in Rule 13d-5 under the Exchange Act, as such Rule is in effect on the date of this Agreement), limited liability partnership, corporation or other entity.

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

“Preferred Stock” shall mean the series of Participating Preferred Stock, par value $.01 per share, of the Company created by a Certificate of Designation and Terms in substantially the form set forth in Exhibit B hereto appropriately completed.
“Record Time” shall have the meaning set forth in the Recitals.
“Redemption Price” shall mean an amount equal to $0.001.
“Redemption Time” shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 5.1.
“Right” shall have the meaning set forth in the Recitals.
“Rights Agent” shall have the meaning set forth in the Preamble.
“Rights Certificate” shall have the meaning set forth in Section 2.3(c).
“Rights Register” shall have the meaning set forth in Section 2.7(a).
“Separation Time” shall mean the next Business Day following the earlier of (i) the tenth Business Day (or such later date as the Board of Directors may from time to time fix by resolution adopted prior to the Separation Time that otherwise would have occurred) after the date on which any Person commences a tender or exchange offer that, if consummated, would result in such Person becoming an Acquiring Person and (ii) the Flip-in Date; provided, that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time and provided further, that if any tender or exchange offer referenced in clause (i) of this paragraph is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed, for purposes of this paragraph, never to have been made.

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

“Stock Acquisition Date” shall mean the first date on which there shall be a public announcement by the Company (by any means) that a Person has become an Acquiring Person, which announcement makes express reference to such status as an Acquiring Person pursuant to this Agreement.
“Subsidiary” of any specified Person shall mean any corporation or other entity of which a majority of the voting power of the equity securities or a majority of the equity or membership interest is Beneficially Owned, directly or indirectly, by such Person.
“Synthetic Long Position” shall mean any option, warrant, convertible security, stock appreciation right, swap agreement or other security, contract right or derivative position, whether or not presently exercisable, that has an exercise or conversion privilege or a settlement payment or other mechanism at a price related to the value of Common Stock or a value determined in whole or part with reference to, or derived in whole or in part from, the value of Common Stock and that increases in value as the value of Common Stock increases or that provides to the holder an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of Common Stock, in any case without regard to whether (i) such derivative conveys any voting rights in such securities to such Person or any of such Person’s Affiliates or Associates, (ii) such derivative is required to be, or capable of being, settled through delivery of such securities, cash or other property, or (iii) such Person or any of such Person’s Affiliates or Associates may have entered into other transactions that hedge the economic effect of such derivative. A Synthetic Long Position shall not include any

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

interests, rights, options or other securities set forth in Rule 16a-1(c)(1)-(5) or (7) promulgated pursuant to the Exchange Act.
“Trading Day”, when used with respect to any securities, shall mean a day on which the NASDAQ is open for the transaction of business or, if such securities are not listed or admitted to trading on the NASDAQ, a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a Business Day.
“Trading Regulation” shall have the meaning set forth in Section 2.3(c).
“Trust” shall have the meaning set forth in Section 3.1(c).
“Trust Agreement” shall have the meaning set forth in Section 3.1(c).
“Vice President”, when used with respect to the Company, shall mean any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”
ARTICLE II
THE RIGHTS
2.1    Summary of Rights. As soon as practicable after the Record Time, the Company will deliver a letter summarizing the terms of the Rights to each holder of record of Common Stock as of the Record Time, at such holder’s address as shown by the records of the Company.
2.2    Legend. Certificates for the Common Stock or, if a certificate has not been issued, the registration of the Common Stock on the stock transfer books of the Company, issued on or after the Record Time but prior to the Separation Time, shall

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

evidence one Right for each share of Common Stock represented thereby and the Company shall mail to every Person that acquires Common Stock after the Payment Time, but prior to the Separation Time, either certificates for such Common Stock or a confirmation of the registration of such Common Stock on the stock transfer books of the Company, which certificates or confirmation shall have impressed on, printed on, written on or otherwise affixed to them a legend substantially in the following form:
Until the Separation Time (as defined in the Rights Agreement referred to below), this also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of July 1, 2025 (as such may be amended from time to time, the “Rights Agreement”), between Jack in the Box Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may become exercisable for securities or assets of the Company or securities of another entity, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become null and void (including if they are “Beneficially Owned” by an “Acquiring Person” or an “Affiliate” or “Associate” thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced hereby. The Company will deliver or arrange for the delivery of a copy of the Rights Agreement to the holder hereof without charge after the receipt of a written request therefor.
Certificates representing shares of Common Stock that are issued and outstanding at the Payment Time (or confirmation of the registration of the Common Stock on the stock transfer books with respect to uncertificated shares) shall, together with the letter delivered pursuant to Section 2.1, evidence one Right for each share of Common Stock evidenced thereby notwithstanding the absence of the foregoing legend.
The Company shall deliver or arrange for the delivery of a copy of this Agreement to any Person that holds Common Stock, as evidenced by the registration of

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

the Common Stock in the name of such Person on the stock transfer books of the Company, without charge, after the receipt of a written request therefor.
2.3    Exercise of Rights; Separation of Rights.
(a)    Subject to Sections 3.1, 5.1 and 5.10 and subject to adjustment as herein set forth, each Right will entitle the holder thereof, at or after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one one-thousandth of a share of Preferred Stock.
(b)    Until the Separation Time, (i) no Right may be exercised and (ii) each Right will be evidenced by the certificate for the associated share of Common Stock (or, if the Common Stock shall be uncertificated, by the registration of the associated Common Stock on the stock transfer books of the Company and any confirmation thereof provided for in Section 2.2), together, in the case of shares of Common Stock acquired prior to the Payment Time, with the letter delivered to the record holder thereof pursuant to Section 2.1, and will be transferable only together with, and will be transferred by a transfer (whether with or without such letter or confirmation) of, such associated share.
(c)    Subject to the terms and conditions hereof, at or after the Separation Time and prior to the Expiration Time, (i) the Rights may be exercised pursuant to Section 2.3(d), (ii) the Rights will be transferred independent of shares of Common Stock and (iii) the Rights Agent will as promptly as practicable, at the Company’s expense, if requested by the Company and provided with all necessary information, mail to each holder of record of Common Stock (provided that the Board of Directors has not elected to exchange all of the then outstanding Rights pursuant to

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

Section 3.1(c)) as of the Separation Time (other than any Person whose Rights have become null and void pursuant to Section 3.1(b)), at such holder’s address as shown by the records of the Company (the Company hereby agreeing to furnish, or cause to be furnished by the transfer agent or registrar for the Common Stock, copies of such records to the Rights Agent for this purpose), (x) a certificate (a “Rights Certificate”) in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement and as do not affect the rights, liabilities, responsibilities or duties of the Rights Agent, or as may be required to comply with any law, rule or regulation or with any rule or regulation of any national securities exchange or quotation system on which the Rights may from time to time be listed or traded (“Trading Regulation”), or to conform to usage, and (y) a disclosure statement describing the Rights. Receipt of a Rights Certificate by any Person shall not preclude a later determination that such Rights are null and void pursuant to Section 3.1(b). The Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that Rights are received by Persons with respect to whom Rights would be null and void under Section 3.1(b).
(d)    Subject to the terms and conditions hereof, Rights may be exercised on any Business Day at or after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent the Rights Certificate evidencing such Rights with an Election to Exercise (an “Election to Exercise”) substantially in the form attached

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

to the Rights Certificate duly executed and properly completed, accompanied by a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association (a “signature guarantee”) and such other documentation as the Rights Agent may reasonably request, together with payment in cash, or by certified or official bank check or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or, if uncertificated, the registration on the stock transfer books of the Company) for shares or depositary receipts (or both) in a name other than that of the holder of the Rights being exercised.
(e)    Upon receipt of a Rights Certificate, with a properly completed and duly executed Election to Exercise accompanied by a signature guarantee together with payment (if any) as set forth in Section 2.3(d), and subject to the terms and conditions hereof, the Rights Agent will thereupon as promptly as practicable (i)(A) requisition from a transfer agent stock certificates evidencing such number of shares or other securities to be purchased or, in the case of uncertificated shares or other securities, requisition from a transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (the Company hereby irrevocably authorizing its transfer agent to comply with all such requisitions), and (B) if the Company elects pursuant to Section 5.5 not to issue certificates (or effect registrations on the stock transfer books of the Company) representing fractional shares, requisition from the depositary selected by the

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

Company depositary receipts representing the fractional shares to be purchased (the Company hereby irrevocably authorizes each such depositary agent to comply with such requisitions) or, when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of fractional shares in accordance with Section 5.5, and (ii) after receipt of such certificates, depositary receipts, notices and/or, when necessary to comply with this Agreement, cash, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered (in the case of certificates, depositary receipts or notices) in such name or names as may be designated by such holder.
(f)    In case the holder of any Rights shall exercise less than all of the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.
(g)    The Company covenants and agrees that it will (i) take all such action as may be necessary to ensure that all shares delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights shall, at the time of delivery of the certificates (or registration) for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered (or registered) and fully paid and non-assessable; (ii) take all such action as may be necessary to comply with any applicable requirements of the Securities Act of 1933, as amended from time to time, or the Exchange Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance of any shares upon exercise of Rights; and (iii) pay when due and payable any

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

and all federal and state taxes and charges that may be payable in respect of the original issuance or delivery of the Rights Certificates or of any shares issued upon the exercise of Rights, provided, that the Company shall not be required to pay any tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or the registration) for shares in a name other than that of the holder of the Rights being transferred or exercised.
(h)    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to the exercise or assignment of a Rights Certificate unless the registered holder of such Rights Certificate shall have (i) properly completed and duly signed the certificate following the form of assignment or the form of Election to Exercise, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise or assignment, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby, and the Affiliates and Associates of such Beneficial Owner or former Beneficial Owner, as the Company or the Rights Agent may reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed as required under Section 2.3(d).
2.4    Adjustments to Exercise Price; Number of Rights.
(a)    In the event the Company shall at any time after the Record Time and prior to the Separation Time (i) declare or pay a dividend on Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, (x) the

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Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of shares of Common Stock including any fractional shares in lieu of which such holder received cash (the “Expansion Factor”) that a holder of one share of Common Stock immediately prior to such dividend, subdivision or combination would hold thereafter as a result thereof and (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the shares of Common Stock with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision or combination, so that each such share of Common Stock will have exactly one Right associated with it. Each adjustment made pursuant to this paragraph shall be made as of the payment or effective date for the applicable dividend, subdivision or combination.
In the event that the Company shall at any time after the Record Time and prior to the Separation Time issue any shares of Common Stock otherwise than in a transaction referenced in the preceding paragraph, each such share of Common Stock so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share (or, if the Common Stock shall be uncertificated, such Right shall be evidenced by the registration of such Common Stock on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2). Rights shall be issued by the Company in respect of shares of Common Stock that are issued or sold by the Company after the Separation Time only to the extent provided in Section 5.3.

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

(b)    In the event that the Company shall at any time after the Record Time and prior to the Separation Time issue or distribute any securities or assets in respect of, in lieu of or in exchange for Common Stock (other than pursuant to any non-extraordinary periodic cash dividend or a dividend paid solely in Common Stock) whether by dividend, in a reclassification or recapitalization (including any such transaction involving a merger, consolidation or statutory share exchange), or otherwise, the Company shall make such adjustments, if any, in the Exercise Price, number of Rights and/or securities or other property purchasable upon exercise of Rights as the Board of Directors, in its sole discretion, may deem to be appropriate under the circumstances, and the Company and the Rights Agent shall amend this Agreement as necessary to provide for such adjustments.
(c)    Each adjustment to the Exercise Price made pursuant to this Section 2.4 shall be calculated to the nearest one cent. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.4, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief, reasonably detailed statement of the facts and computations accounting for such adjustment and (ii) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any such adjustment or any such event unless and until it shall have received such a certificate.
(d)    Rights Certificates shall represent the right to purchase the securities purchasable under the terms of this Agreement, including any adjustment or

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

change in the securities purchasable upon exercise of the Rights, even though such certificates may continue to express the securities purchasable at the time of issuance of the initial Rights Certificates.
2.5    Date on Which Exercise is Effective. Each Person in whose name any certificate for shares is issued (or registration on the stock transfer books is effected) upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares represented thereby at the Close of Business on the Business Day upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price for such Rights (and any applicable taxes and other charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration) shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.
2.6    Execution, Authentication, Delivery and Dating of Rights Certificates.
(a)    The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board of Directors, Chief Executive Officer or one of its Vice Presidents and by its Corporate Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or facsimile.
Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.
Promptly after the Separation Time, the Company will notify the Rights Agent in writing of such Separation Time (and if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following) and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature, and, subject to Sections 2.3(c) and 3.1(b), the Rights Agent shall as promptly as practicable manually or by facsimile countersign and deliver such Rights Certificates to the holders of the Rights pursuant to Section 2.3(c). Until the written notice provided for in this Section 2.6 is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Separation Time has not occurred. No Rights Certificate shall be valid for any purpose unless manually or by facsimile countersigned by the Rights Agent.
In case any authorized signatory of the Rights Agent who has countersigned any of the Rights Certificates ceases to be an authorized signatory of the Rights Agent before issuance and delivery by the Company, such Rights Certificates, nevertheless, may be issued and delivered by the Company with the same force and effect as though the individual who countersigned such Rights Certificates had not ceased to be an authorized signatory of the Rights Agent; and any Rights Certificates may be countersigned on behalf of the Rights Agent by any individual who, at the actual date of the countersignature of such Rights Certificate, is properly authorized to countersign such Rights Certificate, although at the date of the execution of this Agreement any such individual was not so authorized.

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

(b)    Each Rights Certificate shall be dated the date of the countersignature thereof.
2.7    Registration, Registration of Transfer and Exchange.
(a)    After the Separation Time, the Company will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable procedures as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed “Rights Registrar” for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights after the Separation Time as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times during normal business hours after the Separation Time.
After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Sections 2.7(c) and (d), the Company will execute, and the Rights Agent will countersign and, if requested by the Company and provided with all necessary information, deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.
(b)    Except as otherwise provided in Section 3.1(b), all Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

(c)    Each Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed and be accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, including a written instrument of transfer in form satisfactory to the Company and the Rights Agent duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other charge that may be imposed in relation thereto. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.
(d)    The Company shall not register the transfer or exchange of any Rights that have become null and void under Section 3.1(b), been exchanged under Section 3.1(c) or been redeemed under Section 5.1. Notwithstanding anything herein to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer, split up, combination or exchange of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate accompanied by a signature guarantee and such other documentation as the Rights Agent reasonably requests.
2.8    Mutilated, Destroyed, Lost and Stolen Rights Certificates.
(a)    If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, then, subject to Sections 3.1(b), 3.1(c) and 5.1, the

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.
(b)    If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, then, subject to Sections 3.1(b), 3.1(c) and 5.1 and in the absence of written notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Rights Agent shall countersign and, if requested by the Company and provided with all necessary information, deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.
(c)    As a condition to the issuance of any new Rights Certificate under this Section 2.8, the Company or the Rights Agent may require the payment of a sum sufficient to cover any tax or other charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith. The Rights Agent shall have no duty or obligation to take any action under any Section of this Agreement which requires the payment by a Rights holder of applicable taxes and/or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

(d)    Each new Rights Certificate issued pursuant to this Section 2.8 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and, subject to Section 3.1(b), shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.
2.9    Persons Deemed Owners. Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or confirmation of registration, if uncertificated), the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Stock certificate or confirmation, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, including the payment of the Redemption Price, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated shares of Common Stock).
2.10    Delivery and Cancellation of Certificates. All Rights Certificates surrendered upon exercise or for registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be cancelled by the Rights Agent as promptly as practicable. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder that the Company may have acquired

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

in any manner whatsoever, and all Rights Certificates so delivered shall be cancelled by the Rights Agent as promptly as practicable. No Rights Certificates shall be countersigned in lieu of, or in exchange for, any Rights Certificates cancelled as provided in this Section 2.10. Subject to applicable law and regulation and its record retention policies, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed Rights Certificates which have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records for the time period required by applicable law and regulation and its record retention policies. At the expense of the Company, the Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof, executed by the Rights Agent, to the Company.
2.11    Agreement of Rights Holders. Each holder of Rights, by accepting the same, consents and agrees with the Company and the Rights Agent and with each other holder of Rights that:
(a)    prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated share of Common Stock;
(b)    after the Separation Time, the Rights Certificates will be transferable only on the Rights Register of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

properly completed and duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;
(c)    prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or Common Stock registration, if uncertificated) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or Common Stock registration, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;
(d)    Rights Beneficially Owned by certain Persons will, under the circumstances set forth in Section 3.1(b), become null and void;
(e)    this Agreement may be supplemented or amended from time to time in accordance with its terms;
(f)    the Board of Directors shall have the exclusive power and authority delegated to it pursuant to Section 5.13; and
(g)    notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.
ARTICLE III
ADJUSTMENTS TO THE RIGHTS IN
THE EVENT OF CERTAIN TRANSACTIONS

3.1    Flip-in.
(a)    In the event that prior to the Expiration Time a Flip-in Date shall occur, except as otherwise provided in this Section 3.1, each Right shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof (but subject to Section 5.10), that number of shares of Common Stock having an aggregate Market Price on the Stock Acquisition Date that gave rise to the Flip-in Date equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that on or after such Stock Acquisition Date any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Stock).
(b)    Notwithstanding the foregoing, any Rights that are Beneficially Owned on or after the Stock Acquisition Date by an Acquiring Person or an Affiliate or Associate thereof shall become null and void and no longer be deemed to be outstanding, and any holder of such Rights (including transferees, whether direct or indirect, of any such Persons) shall thereafter have no right to exercise, exchange or transfer such Rights. If any Rights Certificate is presented for assignment or exercise and the Person

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presenting the same will not properly complete the certification set forth at the end of the form of assignment or notice of Election to Exercise or, if requested, will not provide such additional evidence, including, without limitation, the identity of the Beneficial Owners and their Affiliates and Associates (or former Beneficial Owners and their Affiliates and Associates) as the Company or the Board of Directors shall reasonably request in order to determine if such Rights are null and void, then the Company shall be entitled conclusively to deem the Rights to be Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or a transferee of any of the foregoing and accordingly deem the Rights evidenced thereby to be null and void and not transferable, exercisable or exchangeable.
(c)    The Board of Directors may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, excluding for this purpose any shares determined to be Constructively Owned, elect to exchange all (but not less than all) of the then outstanding Rights for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted in order to protect the interests of holders of Rights generally in the event that after the Separation Time any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Stock (such exchange ratio, as adjusted from time to time, being hereinafter referred to as the “Exchange Ratio”).
Immediately upon the action of the Board of Directors electing to exchange the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not an Election to Exercise

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

has been previously delivered, will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Promptly after the action of the Board of Directors electing to exchange the Rights, the Company shall give written notice thereof (specifying the steps to be taken to receive shares of Common Stock in exchange for Rights) to the Rights Agent and the holders of the Rights outstanding immediately prior thereto by delivering such notice in accordance with Section 5.9. Before effecting an exchange pursuant to this Section 3.1(c), the Board of Directors may direct the Company to enter into a trust agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”), which Trust shall act as the agent of the Company, all or some (as designated by the Board of Directors) of the shares of Common Stock (or other securities) issuable pursuant to the exchange, and all or some (as designated by the Board of Directors) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including,

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without limitation, the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 3.1(b) and not transferable or exercisable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board of Directors in connection herewith shall be validly issued, fully paid and non-assessable shares of Common Stock or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued. Approval by the Board of Directors of the exchange shall constitute a determination by the Board of Directors that such consideration is adequate.
Each Person in whose name any certificate for shares is issued (or for whom any registration on the stock transfer books of the Company is made) upon the exchange of Rights pursuant to this Section 3.1(c) or Section 3.1(d) shall for all purposes be deemed to have become the holder of record of the shares represented thereby as of the Close of Business on, and such certificate (or registration on the stock transfer books of the Company) shall be dated (or registered) as of, the date upon which the Rights Certificate evidencing such Rights was duly exchanged or deemed exchanged by the Company and payment of any applicable taxes and other governmental charges payable by the holder was made; provided, however, that if the date of such exchange and payment is a date upon which the stock transfer books of the Company are closed, such

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Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration on the stock transfer books of the Company) shall be dated (or registered) as of, the next succeeding Business Day on which the stock transfer books of the Company are open.
(d)    Whenever the Company shall become obligated under Section 3.1(a) or (c) to issue shares of Common Stock upon exercise of, or in exchange for, Rights, the Company, as determined by the Board of Directors, may substitute therefor shares of Preferred Stock, at a ratio of one one-thousandth of a share of Preferred Stock for each share of Common Stock so issuable, subject to adjustment.
(e)    In the event that there shall not be sufficient treasury shares or authorized but unissued shares of Common Stock or Preferred Stock of the Company to permit the exercise in full of the Rights in accordance with Section 3.1(a) or if the Company so elects to make the exchange referenced in Section 3.1(c), to permit the issuance of all shares pursuant to the exchange, the Company shall take such action as shall be necessary to ensure and provide, without exposing the directors to personal liability (as determined by the Board of Directors), as and when and to the maximum extent permitted by applicable law and any agreements or instruments in effect prior to the time an Acquiring Person controls the Board of Directors (and remaining in effect) to which the Company is a party, that each Right shall thereafter constitute the right to receive, (x) in the case of any exercise in accordance with Section 3.1(a), at the Company’s option, either (A) in return for the Exercise Price, debt or equity securities or other assets (or a combination thereof) having a fair value equal to twice the Exercise Price, or (B) without payment of consideration (except as may be required for the valid

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issuance of securities or otherwise required by applicable law), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the Exercise Price, or (y) in the case of an exchange of Rights in accordance with Section 3.1(c), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the product of the Market Price of a share of Common Stock on the Flip-in Date multiplied by the Exchange Ratio in effect on the Flip-in Date, where in any case set forth in (x) or (y) above the fair value of such debt or equity securities or other assets shall be as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm.
3.2    Flip-over.
(a)    Prior to the Expiration Time, the Company shall not enter into any agreement with respect to, consummate or permit to occur any Flip-over Transaction or Event unless and until it shall have entered into a supplemental agreement with the Flip-over Entity, for the benefit of the holders of the Rights (the terms of which shall be reflected in an amendment to this Agreement entered into with the Rights Agent), providing that, upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms hereof, that number of shares of Flip-over Stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that after such date of consummation or occurrence any of the events

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described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Flip-over Stock) and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to this Agreement.
(b)    Prior to the Expiration Time, unless the Rights will be redeemed pursuant to Section 5.1 pursuant to an agreement entered into by the Company prior to a Flip-in Date, the Company shall not enter into any agreement with respect to, consummate or permit to occur any Flip-over Transaction or Event if (i) at the time thereof there are any rights, warrants or securities outstanding or any other arrangements, agreements or instruments that would eliminate or otherwise diminish in any material respect the benefits intended to be afforded by this Agreement to the holders of Rights upon consummation of such transaction, (ii) prior to, simultaneously with or immediately after such Flip-over Transaction or Event, the stockholders of the Person who constitutes, or would constitute, the Flip-over Entity shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates, or (iii) the form or nature of organization of the Flip-over Entity would preclude or limit the exercisability of the Rights.
(c)    The provisions of this Section 3.2 shall apply to successive Flip-over Transactions or Events.
ARTICLE IV
THE RIGHTS AGENT
4.1    General.

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(a)    The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, to reimburse its reasonable and documented expenses, counsel fees and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), that may be paid, incurred or suffered by it, or to which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance, administration, execution, exercise and performance of its duties under this Agreement, including the reasonable costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or of enforcing its rights under this Agreement. The costs and expenses incurred by the Rights Agent in enforcing this right of indemnification shall be paid by the Company. The provisions of this Article IV shall survive the termination of this Agreement, the exercise, termination and expiration of the Rights and the resignation,

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replacement or removal of the Rights Agent. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever, even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action. Notwithstanding anything to the contrary herein, any liability of the Rights Agent under this Agreement shall be limited to the amount of fees (but not including any reimbursed costs) paid by the Company to the Rights Agent during the 12 months immediately preceding the event for which recovery from the Rights Agent is being sought.
(b)    The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement or the exercise and performance of its duties hereunder in reliance upon any certificate for securities (or registration on the stock transfer books of the Company) purchasable upon exercise of Rights, Rights Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be duly signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth herein. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing.

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4.2    Merger or Consolidation or Change of Name of Rights Agent.
(a)    Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of the transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 4.2. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.
(b)    In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights

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Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
4.3    Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform such duties and obligations, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:
(a)    The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall have no liability for or in respect of any action taken, suffered or omitted to be taken by it in the absence of bad faith and in accordance with such advice or opinion.
(b)    Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter (including without limitation, the identity of an Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person

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believed by the Rights Agent to be the Chairman of the Board of Directors, the Chief Executive Officer or any Vice President and by the Corporate Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such certificate as set forth in this Section 4.3(b).
(c)    Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever, even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action. Notwithstanding anything to the contrary herein, any liability of the Rights Agent under this Agreement shall be limited to the amount of fees (but not including any reimbursed costs) paid by the Company to the Rights Agent during the 12 months immediately preceding the event for which recovery from the Rights Agent is being sought.
(d)    The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates, if any, for securities purchasable upon exercise of Rights or the Rights Certificates or be required to verify the same (except its countersignature thereof), but all such statements and recitals are and will be deemed to have been made by the Company only.
(e)    The Rights Agent will not have any liability for, or be under any responsibility in respect of, the validity of this Agreement or the execution and delivery

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hereof (except the due execution hereof by the Rights Agent) or in respect of the legality or validity or execution of any certificate, if any, for securities purchasable upon exercise of Rights or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability or exchangeability of the Rights (including the Rights becoming null and void pursuant to Section 3.1(b)) or any change or adjustment in the terms of the Rights (including any adjustment required under the provisions of Section 2.4, 3.1 or 3.2) or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment or calculation (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.4 describing any such adjustment, upon which the Rights Agent may rely); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities purchasable upon exercise of Rights or any Rights or as to whether any securities purchasable upon exercise of Rights will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable.
(f)    The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including obligations under applicable regulation or law.
(g)    The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any

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action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.
(h)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required or requested by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(i)    The Rights Agent is hereby authorized and directed to accept advice or instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be the Chairman of the Board of Directors, the Chief Executive Officer or any Vice President or the Corporate Secretary or any Assistant Secretary of the Company, and to apply to such person for advice or instructions in connection with its duties under this Agreement, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for and it shall incur no liability for or in respect of any action taken, suffered or omitted by it in accordance with instructions of any such person or for any delay while acting or while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such person

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and shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application unless, prior to taking any such action (or the effective date, in the case of an omission), the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted. In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company or any other Person for refraining from taking such action, if the Rights Agent shall have notified the Company of such belief in writing, and unless the Rights Agent shall receive written instructions executed by a person authorized under this Section 4.3(g), which eliminates such ambiguity or uncertainty to the satisfaction of the Rights Agent.
(j)    The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in Common Stock, Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any stockholder, affiliate, director, officer or employee of the Rights Agent from acting in any other capacity for the Company or for any other Person.
(k)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its

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attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence or bad faith in the selection and continued employment thereof (which gross negligence or bad faith must be determined by a final non-appealable judgment of a court of competent jurisdiction).
(l)    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights or powers if the Rights Agent has reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(m)    If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been properly completed or duly executed, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however, that the Rights Agent shall not be liable for any delays arising from the duties under this Section 4.3(k).
(n)    The Rights Agent shall have no responsibility to the Company, any holders of Rights, any holders of shares of Common Stock or any other person for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.
(o)    The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that

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may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 5.9, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.
(p)    Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including any act or provision or any present or future law or regulation or governmental authority, any act of God, epidemics, pandemics, war, civil or military disobedience or disorder, riot, rebellion, terrorism, insurrection, fire, earthquake, storm, flood, strike, work stoppage, interruptions or malfunctions of computer facilities, loss of data due to power failures or mechanical difficulties, labor dispute, accident or failure or malfunction of any utilities communication or computer services or similar occurrence).
(q)    The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (i) any guaranty of signature by an "eligible guarantor institution" that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable "signature guarantee program" or insurance program in addition to, or in substitution for, the foregoing; or (ii) any law, act, regulation or any interpretation of the same.

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4.4    Change of Rights Agent. The Rights Agent may resign and be discharged from its duties under this Agreement upon at least 30 days’ notice (or such lesser notice as is confirmed by the Company in writing to be acceptable) in writing delivered to the Company in accordance with Section 5.9 and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent of the Company, to each transfer agent of Common Stock known to the Rights Agent. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon no less than 30 days’ notice in writing, delivered to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after such removal or after the effectiveness of such resignation or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person (other than a natural person) organized and doing

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business under the laws of the United States or any state of the United States, in good standing, which is authorized under such laws to exercise the powers of the Rights Agent contemplated by this Agreement and is subject to supervision or examination by federal or state authority and which, when combined with its Affiliates, has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and deliver a notice thereof in writing to the registered holders of the Rights. Notwithstanding the foregoing, failure to give any notice provided for in this Section 4.4 or any defect therein shall not affect the legality or validity of the resignation or removal of the predecessor Rights Agent or the appointment of the successor Rights Agent, as the case may be.
ARTICLE V
MISCELLANEOUS
5.1    Redemption.

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(a)    The Board of Directors may, at its option, at any time prior to the Flip-in Date, elect to redeem all (but not less than all) of the then outstanding Rights at the Redemption Price, and the Company, at its option, may pay the Redemption Price either in cash or shares of Common Stock or other securities of the Company deemed by the Board of Directors, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price.
(b)    Immediately upon the action of the Board of Directors electing to redeem the Rights (or, if the resolution of the Board of Directors electing to redeem the Rights states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors. Promptly after the Rights are redeemed, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by delivering such notice in accordance with Section 5.9.
5.2    Expiration. The Rights and this Agreement shall expire at the Expiration Time and no Person shall have any rights pursuant to this Agreement or any Right after the Expiration Time, except, if the Rights have been exchanged or redeemed, as provided in Section 3.1 or 5.1, respectively.
5.3    Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved

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by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares of stock purchasable upon exercise of Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock by the Company following the Separation Time and prior to the Expiration Time pursuant to the terms of securities convertible or redeemable into shares of Common Stock or to options, warrants or other rights (other than any securities issued or issuable in connection with the exercise or exchange of Rights), in each case, issued or granted prior to, and outstanding at, the Separation Time, the Company shall issue to the holders of such shares of Common Stock, Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of such shares of Common Stock; provided, however, in each case, (i) no such Rights Certificate shall be issued, if, and to the extent that, the Board of Directors determines in its sole discretion, after receiving the advice of legal counsel, that such issuance would create a significant risk of material adverse tax consequences to the Company or to the Person to whom such Rights Certificates would be issued, (ii) no such Rights Certificates shall be issued if, and to the extent that, appropriate adjustment shall have otherwise been made in lieu of the issuance thereof, and (iii) the Company shall have no obligation to distribute Rights Certificates to any Acquiring Person or Affiliate or Associate of an Acquiring Person or any transferee of any of the foregoing.
5.4    Supplements and Amendments. The Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights (i) prior to the Flip-in Date, in any respect and (ii) on or after the Flip-in Date, to make any changes that the Company may deem necessary or desirable (x)

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that shall not materially adversely affect the interests of the holders of Rights generally (other than the Acquiring Person or any Affiliate or Associate thereof), (y) in order to cure any ambiguity or to correct or supplement any provision contained herein which may be inconsistent with any other provisions herein or otherwise defective or (z) in order to satisfy any applicable law, rule or regulation, including any Trading Regulation on any applicable exchange so as to allow trading of the Company’s securities thereon. The Rights Agent will duly execute and deliver any supplement or amendment hereto requested by the Company in writing, provided, that the Company has delivered to the Rights Agent a certificate from any of the officers of the Company identified in Section 4.3(b) that states that the proposed supplement or amendment complies with the terms of this Agreement, including this Section 5.4. Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent and the Company.
5.5    Fractional Shares. If the Company elects not to issue certificates representing (or register on the stock transfer books of the Company) fractional shares upon exercise, redemption or exchange of Rights, the Company shall, in lieu thereof, in the sole discretion of the Board of Directors, either (a) evidence such fractional shares by depositary receipts issued pursuant to an appropriate agreement between the Company and a depositary selected by it, providing that each holder of a depositary receipt shall have all of the rights, privileges and preferences to which such holder would be entitled as a beneficial owner of such fractional share, or (b) pay to the registered holder of such

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Rights the appropriate fraction of the Market Price per share in cash. Whenever a payment for fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent may rely upon such a certificate and shall be fully protected in relying upon such a certificate. The Rights Agent shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for, fractional shares under any Section of this Agreement relating to the payment of fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.
5.6    Rights of Action. Subject to the terms of this Agreement (including Sections 3.1(b), 5.10 and 5.13), rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent, the Board of Directors or the Company pursuant to the terms of this Agreement, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise such holder’s Rights in the manner provided in such holder’s Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this

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Agreement by the Company and will be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations of, the obligations of the Company under this Agreement.
5.7    Holder of Rights Not Deemed a Stockholder. No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares or any other securities that may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 5.8), or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised or exchanged in accordance with the provisions hereof (to the extent the shares or other securities issuable on the exercise of such Rights confer any such rights to the holders thereof).
5.8    Notice of Proposed Actions. In case the Company shall propose at or after the Separation Time and prior to the Expiration Time (i) to effect or permit a Flip-over Transaction or Event or (ii) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right, in accordance with Section 5.9, written notice of such proposed action, which shall specify the date on which such Flip-over Transaction or Event, liquidation, dissolution, or winding up is to take place, and such notice shall be so given at least 20 Business Days prior to the date of the taking of such proposed action.

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5.9    Notices. Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made (i) if delivered by electronic mail, directed to the electronic mail address set forth below or (ii) if delivered or sent by overnight delivery or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
Jack in the Box Inc.
9357 Spectrum Center Blvd.
San Diego, CA 92123
Attention: Office of the Corporate Secretary
Email: Sarah.Super@jackinthebox.com

Any notice or demand authorized or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by overnight delivery or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
150 Royall Street
Canton, MA 02021
Attention: Client Services
Facsimile: (781) 575-4210

Notices or demands authorized or required by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made (i) if delivered by electronic mail, directed to such holder at the electronic mail address provided by such holder in accordance with applicable law or (ii) if delivered or

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sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given on the date of the electronic transmission or mailing, as applicable, whether or not the holder receives the notice, except notice to the Company shall be effective only upon receipt.
5.10    Suspension of Exercisability or Exchangeability. To the extent that the Board of Directors determines in good faith that some action will or need be taken pursuant to, or in order to properly give effect to, Section 2.3, 3.1 or 4.4 or to comply with federal or state securities laws or applicable Trading Regulations, the Company may suspend the exercisability or exchangeability of the Rights for a reasonable period sufficient to allow it to take such action or comply with such laws or Trading Regulations. In the event of any such suspension, the Company shall issue as promptly as practicable a public announcement (with prompt written notice to the Rights Agent) stating that the exercisability or exchangeability of the Rights has been temporarily suspended. Notice thereof pursuant to Section 5.9 shall not be required. Upon such suspension, any rights of action vested in a holder of Rights shall be similarly suspended.
Failure to give a notice pursuant to the provisions of this Agreement shall not affect the validity of any action taken hereunder.

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5.11    Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
5.12    Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.
5.13    Determination and Actions by the Board of Directors. The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the implementation or administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations and calculations deemed necessary or advisable for the implementation or administration of this Agreement, including, without limitation, the right to determine the Rights to be null and void pursuant to Section 3.1, after taking into account the purpose of this Agreement and the Company’s interest in maintaining an orderly trading market in the outstanding shares of Common Stock. Without limiting any of the rights and immunities of the Rights Agent, all such actions, calculations, interpretations and determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons. The Rights Agent shall always be entitled to assume that the Board of Directors of the Company

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acted in good faith, and the Rights Agent shall be fully protected and shall incur no liability in reliance thereon.
5.14    Descriptive Headings; Section References. Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.
5.15    GOVERNING LAW; EXCLUSIVE JURISDICTION.
(a)    THIS AGREEMENT, EACH RIGHT AND EACH RIGHTS CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS ENTERED INTO, MADE WITHIN, AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.
(b)    (i)    THE COMPANY AND EACH HOLDER OF RIGHTS HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, IF SUCH COURT SHALL LACK SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE OVER ANY

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SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. THE COMPANY AND EACH HOLDER OF RIGHTS ACKNOWLEDGE THAT THE FORUM DESIGNATED BY THIS PARAGRAPH (B) HAS A REASONABLE RELATION TO THIS AGREEMENT, AND TO SUCH PERSONS’ RELATIONSHIP WITH ONE ANOTHER. TO THE FULLEST EXTENT PERMITTED BY LAW, THE COMPANY AND EACH HOLDER OF RIGHTS HEREBY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY DISPUTE ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT.
(ii)    The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in paragraph (b)(i). The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this paragraph (b). The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon such Persons.
5.16    Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile, PDF or other electronic means) and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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5.17    Severability. If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable; provided, that if any such excluded term or provision shall adversely affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.
5.18    Customer Identification Program. The Company acknowledges that the Rights Agent is subject to the customer identification program (“Customer Identification Program”) requirements under the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment hereunder, the Rights Agent may request information from the Company that will help the Rights Agent to identify the Company, including without limitation the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or any other information that the Rights Agent deems necessary. The Company agrees that the Rights Agent cannot accept an appointment hereunder unless and until the Rights Agent verifies the Company’s identity in accordance with the Customer Identification Program requirements.

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5.19    Withholding. In the event that the Company, the Rights Agent or their agents determine that they are obligated to withhold or deduct any tax or other charge under any applicable law on actual or deemed payments or distributions hereunder to a holder of the Rights, Common Stock or other cash, securities or other property, the Company, the Rights Agent or their agents shall be entitled, but not obligated, to (i) deduct and withhold such amount by withholding a portion or all of the cash, securities or other property otherwise deliverable or by otherwise using any property (including, without limitation, Rights, Preferred Stock, Common Stock or cash) that is owned by such holder, or (ii) in lieu of such withholding, require any holder to make a payment to the Company, the Rights Agent or their agents, in each case, in such amounts as they deem necessary to meet their withholding obligations, and in the case of (i) above, shall also be entitled, but not obligated, to sell all or a portion of such withheld securities or other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges. Notwithstanding the foregoing, the Rights Agent shall not be required to withhold or deduct any tax or other charge without the express written instructions of the Company, accompanied by any other information reasonably requested by the Rights Agent, and the Rights Agent shall be fully protected and shall incur no liability for not withholding or deducting any tax or other charge unless and until it has received such notice and accompanying information.
[Signature Page Follows]

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

JACK IN THE BOX INC.
By: /s/ Sarah Super
Name: Sarah Super
Title: EVP, Chief Legal and Administrative Officer

Computershare Trust Company, N.A.,as Rights Agent

By: /s/ Patrick Hayes
Name: Patrick Hayes
Title: Manager, Client Management

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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

FORM OF RIGHTS CERTIFICATE
Certificate No. W- _______ Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION OR MANDATORY EXCHANGE, AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR AFFILIATES OR ASSOCIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BE VOID.

Rights Certificate
JACK IN THE BOX INC.
This certifies that ____________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Stockholder Protection Rights Agreement, dated as of July 1, 2025 (as amended from time to time, the “Rights Agreement”), between Jack in the Box Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a national banking association, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Company at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the close of business on July 14, 2025, one one-thousandth of a fully paid share of Participating Preferred Stock, par value $.01 per share (the “Preferred Stock”), of the Company (subject to adjustment as provided in the Rights Agreement) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise duly executed at the office of the Rights Agent
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designated for such purpose. The Exercise Price shall initially be $90.00 per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.
In certain circumstances described in the Rights Agreement, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities of an entity other than the Company or securities of the Company other than Preferred Stock or assets of the Company, all as provided in the Rights Agreement.
This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are available without cost upon written request.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be (a) redeemed by the Company under certain circumstances, at
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its option, at a redemption price of $0.001 per Right or (b) exchanged by the Company under certain circumstances, at its option, for one share of Common Stock or one one thousandth of a share of Preferred Stock per Right (or, in certain cases, other securities or assets of the Company), subject, in each case, to adjustment in certain events as provided in the Rights Agreement.
No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of any securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Rights Agreement.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Date: ____________

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ATTEST:	JACK IN THE BOX INC.
By
Secretary

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A., as rights agent.
By
Authorized Signature
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[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer this Rights Certificate.)

FOR VALUE RECEIVED ________________________ hereby
sells, assigns and transfers unto _____________________________________________
(Please print name _______________________________________________________________________
and address of transferee)
this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.
Dated: _______________, ____

Dated: ____________,____	_________________________
Signature Guaranteed:	Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Exchange Act Rule 17Ad‑15. A notary is not sufficient.

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).
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Signature

NOTICE

In the event the certification set forth above is not properly completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

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[To be attached to each Rights Certificate]

FORM OF ELECTION TO EXERCISE
(To be executed if holder desires to exercise the Rights Certificate.)

TO: JACK IN THE BOX INC.
The undersigned hereby irrevocably elects to exercise _______________________ whole Rights represented by the attached Rights Certificate to purchase the shares of Participating Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:
___________________________________
Address:
___________________________________
Social Security or Other Taxpayer
Identification Number:
If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
___________________________________
Address:
___________________________________
Social Security or Other Taxpayer
Identification Number:
Dated: _______________, ____
Signature Guaranteed:                        _________________________
Signature
(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an
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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

approved signature guarantee Medallion program), pursuant to Exchange Act Rule 17Ad‑15. A notary is not sufficient.

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by the attached Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth above is not properly completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.
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EXHIBIT B

FORM OF CERTIFICATE OF DESIGNATION AND TERMS
OF PARTICIPATING PREFERRED STOCK OF JACK IN THE BOX INC.

Pursuant to Section 151 of the General
Corporation Law of the State of Delaware

Jack in the Box Inc., a Delaware corporation (the “Corporation”), hereby certifies as follows:
Pursuant to authority granted by Article VI of the Restated Certificate of Incorporation of the Corporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has adopted the following resolutions fixing the designation and certain terms, powers, preferences and other rights of a new series of the Corporation’s Preferred Stock, par value $.01 per share, and certain qualifications, limitations and restrictions thereon:
RESOLVED, that there is hereby established a series of Preferred Stock, par value $.01 per share, of the Corporation, and the designation and certain terms, powers, preferences and other rights of the shares of such series, and certain qualifications, limitations and restrictions thereon, are hereby fixed as follows:
(i)    The distinctive serial designation of this series shall be “Participating Preferred Stock” (hereinafter called “this Series”). Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative.
(ii)    The number of shares in this Series shall initially be _______, which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors. Shares of this Series purchased by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series. Shares of this Series may be issued in fractional
________________________
1    Inserted number to be equal to the number of shares of Common Stock outstanding on date prior to filing certificate of designation divided by the number of shares in the Reference Package below.
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shares which are whole number multiples of one one-thousandth of a share, which fractional shares shall entitle the holder, in proportion to such holder’s fractional share, to all rights of a holder of a whole share of this Series.
(iii)    The holders of full or fractional shares of this Series shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, dividends, (A) on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) are payable on or in respect of Common Stock comprising part of the Reference Package (as defined below), in an amount per whole share of this Series equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) that would be payable on such date to a holder of the Reference Package and (B) on the last day of March, June, September and December in each year, in an amount per whole share of this Series equal to the excess (if any) of $____ over the aggregate dividends paid per whole share of this Series during the three month period ending on such last day. Each such dividend shall be paid to the holders of record of shares of this Series on the date, not exceeding 60 days preceding such dividend or distribution payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend or distribution. Dividends on each full and each fractional share of this Series shall be cumulative from the date such full or fractional share is originally issued; provided that any such full or fractional share originally issued after a dividend record date and on or prior to the dividend payment date to which such record date relates shall not be entitled to receive the dividend payable on such dividend payment date or any amount in respect of the period from such original issuance to such dividend payment date.
The term “Reference Package” shall initially mean 1,000 shares of common stock, par value $.01 per share, of the Corporation (“Common Stock”). In the event the Corporation shall at any time after the close of business on ________, ____ (A) declare or pay a dividend on any Common Stock payable in Common Stock, (B) subdivide any Common Stock or (C) combine any Common Stock into a smaller number of shares, then and in each such case the Reference Package after such event shall be the Common Stock that a holder of the Reference Package immediately prior to such event would hold thereafter as a result thereof.
________________________
2    Inserted number to be an amount equal to 1/4 of 1% of the Exercise Price divided by the number of shares (or fraction of a share) of Preferred Stock purchasable upon exercise of one Right.
3    For a certificate of designation relating to shares to be issued pursuant to Section 2.3 of the Rights Agreement, insert the Separation Time. For a certificate of designation relating to shares to be issued pursuant to Section 3.1(d) of the Rights Agreement, insert the Flip-in Date.
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Holders of shares of this Series shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided on this Series.
So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to this Series as to dividends or upon liquidation, unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend or other distribution) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid. When dividends are not paid in full upon this Series and any other stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on this Series and such other stock shall bear to each other the same ratio that accumulated dividends per share on the shares of the Series and such other stock bear to each other. Neither the Common Stock nor any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation), unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend, distribution, redemption, purchase or other acquisition) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid.
(iv)    In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of this Series shall at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that a holder of the Reference Package would be entitled to receive as a result of such transaction.
(v)    In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of full and fractional shares of this Series shall be entitled, before any distribution or payment is made on any date to the holders of the Common Stock or any other stock of the Corporation ranking junior to this Series upon liquidation, to be paid in full an amount per whole share of
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this Series equal to the greater of (A) $.01 or (B) the aggregate amount distributed or to be distributed in connection with such liquidation, dissolution or winding up to a holder of the Reference Package (such greater amount being hereinafter referred to as the “Liquidation Preference”), together with accrued dividends to such distribution or payment date, whether or not earned or declared. If such payment shall have been made in full to all holders of shares of this Series, the holders of shares of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.
In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to the first paragraph of this Section (v), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such liquidation, dissolution or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation, dissolution or winding up.
Upon the liquidation, dissolution or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to the first paragraph of this Section (v) before any payment shall be made to the holders of Common Stock or any other stock of the Corporation ranking junior upon liquidation to this Series.
For the purposes of this Section (v), the consolidation or merger of, or binding statutory share exchange by, the Corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.
(vi)    The shares of this Series shall not be redeemable.
(vii)    In addition to any other vote or consent of stockholders required by law or by the Restated Certificate of Incorporation, as amended, of the Corporation, and except as otherwise required by law, each share (or fraction thereof) of this Series shall, on any matter, vote as a class with any other capital stock comprising part of the Reference Package and shall have the number of votes thereon that a holder of the Reference Package would have.
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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

(viii)    If and whenever dividends payable on this Series and any other class or series of stock of the Corporation ranking on a parity with this Series as to payment of dividends (any such class or series being herein referred to as “dividend parity stock”) shall be in arrears in an aggregate amount equal to at least six quarterly dividends (whether or not consecutive), the number of directors then constituting the Board of Directors shall be increased by two and the holders of shares of this Series, together with the holders of all other affected classes and series of dividend parity stock similarly entitled to vote for the election of two additional directors, voting separately as a single class, shall be entitled to elect the two additional directors at any annual meeting of stockholders or any special meeting of the holders of shares of this Series and such dividend parity stock called as hereinafter provided. Whenever all arrears in dividends on the shares of this Series and dividend parity stock then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set aside for payment, then the right of the holders of shares of this Series and such dividend parity stock to elect such additional two directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends), and the terms of office of all persons elected as directors by the holders of shares of this Series and such dividend parity stock shall forthwith terminate and the number of directors constituting the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of this Series and such dividend parity stock, the Secretary of the Corporation may, and upon the written request of any holder of shares of this Series (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of shares of this Series and such dividend parity stock for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the by-laws for a special meeting of the stockholders or as required by law. If any such special meeting so required to be called shall not be called by the Secretary within 20 days after receipt of any such request, then any holder of shares of this Series may (at the Corporation’s expense) call such meeting, upon notice as herein provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders if such office shall not have previously terminated as above provided. In case any vacancy shall occur among the directors elected by the holders of shares of this Series and such dividend parity stock, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the stockholders upon the nomination of the then remaining director elected by the holders of shares of this Series and such dividend parity stock or the successor of such remaining director. If the holders of shares of this Series become entitled under the foregoing
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APPENDIX E - STOCKHOLDER PROTECTION RIGHTS AGREEMENT

provisions to elect or participate in the election of two directors as a result of dividend arrearages, such entitlement shall not affect the right of such holders to vote as stated in Section (vii), including the right to vote in the election of the remaining directors.
(ix)    This Series shall rank as to the payment of dividends and distributions and amounts upon liquidation, dissolution and winding-up junior to all other series or shares of Preferred Stock unless otherwise expressly provided in the terms of such series or shares of Preferred Stock.
(x)    In the event that the Corporation or its agents determine that they are obligated to withhold or deduct any tax or other governmental charge under any applicable law on actual or deemed payments or distributions to a holder of the shares of this Series, the Corporation or its agents shall be entitled to (i) deduct and withhold such amount by withholding a portion or all of the cash, securities or other property otherwise deliverable or by otherwise using any property that is owned by such holder, or (ii) in lieu of such withholding, require any holder to make a payment to the Corporation or its agent, in each case, in such amounts as they deem necessary to meet their withholding obligations, and in the case of (i) above, shall also be entitled, but not obligated, to sell all or a portion of such withheld securities or other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges.
IN WITNESS WHEREOF, ________________________ has caused this certificate to be signed by _____________, its ________________________, on the __ day of ______________, 20__.
JACK IN THE BOX INC.

By: _______________________________
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APPENDIX F - AMENDMENT TO THE STOCKHOLDER PROTECTION RIGHTS AGREEMEENT
APPENDIX F – AMENDMENT TO THE STOCKHOLDER PROTECTION RIGHTS AGREEMENT

AMENDMENT NO. 1 TO THE
RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Stockholder Protection Rights Agreement (the “Rights Agreement”), dated as of July 1, 2025, between Jack in the Box Inc. (the “Company”) and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), is made and entered into as of September 8, 2025. Capitalized terms used and not defined in this Amendment shall have the meanings set forth in the Rights Agreement.
WHEREAS, the Company and the Rights Agent previously entered into the Rights Agreement;
WHEREAS, pursuant to Section 5.4 of the Rights Agreement, the Company and the Rights Agent may, from time to time, amend the Rights Agreement in any respect prior to the Flip-in Date without the approval of any holders of the Rights;
WHEREAS, the Board of Directors of the Company has determined that it is desirable and in the best interests of the Company and its stockholders to amend the Rights Agreement as provided herein; and
WHEREAS, all acts and things necessary to make this Amendment a valid agreement according to its terms have been done and performed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects authorized by the Company and the Rights Agent.
NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Rights Agent agree as follows:
1.Amendment to Definition of “Acquiring Person”. The definition of “Acquiring Person” as set forth under Section 1.1 of the Rights Agreement is hereby amended to add the following paragraph at the end of the definition:
“Notwithstanding the foregoing, “Acquiring Person” shall not include any Person that, together with any of such Person’s Affiliates or Associates, is the Beneficial Owner of less than 20% of the outstanding shares of Common Stock, and that (a) has filed or is entitled to file a statement on Schedule 13G pursuant to the requirements of Rule 13d-1(b) under the Exchange Act with respect to such holdings (but, for the avoidance of doubt, not any Person who files on Schedule 13G pursuant to Rule 13d-1(c) or Rule 13d-1(d)) and (b) has not acquired any securities with the purpose or effect of influencing or changing control of the Company and has not indicated an intent to designate, nominate or appoint or sought to designate, nominate or appoint any member of the Board of Directors (a “Passive Institutional Investor”); provided, that a Person who was a Passive Institutional Investor shall no longer be a Passive Institutional Investor if it either (i) files a statement on Schedule 13D or (ii) becomes no longer entitled to file a statement on Schedule 13G pursuant to the requirements of Rule 13d-1(b) or otherwise
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APPENDIX F - AMENDMENT TO THE STOCKHOLDER PROTECTION RIGHTS AGREEMEENT
with respect to any shares of Common Stock Beneficially Owned by such Person (the earlier to occur of (i) and (ii), a “13D Event”), and such Person shall be an Acquiring Person if it is the Beneficial Owner of 12.5% or more of the outstanding shares of Common Stock at any point from and after the time of the 13D Event; provided, however, that such Person shall not be an Acquiring Person if (x) such Person promptly notifies the Company of its intent to divest, or to enter into an agreement with, and satisfactory to, the Board of Directors, in the Board of Directors’ sole discretion, to divest, and (y) such Person subsequently divests (without exercising or retaining any power, including voting power, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock or otherwise deemed to be Beneficially Owned by such Person) so that such Person ceases to be the Beneficial Owner of 12.5% or more of the outstanding shares of Common Stock; provided, further, that such Person shall become an “Acquiring Person” if after reducing its Beneficial Ownership to below 12.5% of the outstanding shares of Common Stock, it subsequently becomes the Beneficial Owner of 12.5% or more of the outstanding shares of Common Stock.”
2.Effect of Amendment. It is the intent of the Company and the Rights Agent that this Amendment constitutes an amendment of the Rights Agreement, as contemplated by Section 5.4 of the Rights Agreement. Except as expressly provided in this Amendment, the terms of the Rights Agreement remain in full force and effect.
3.References to the Rights Agreement. From and after the execution of this Amendment, any reference to “this Agreement”, the “Rights Agreement” or the “Agreement” shall be deemed to be a reference to the Rights Agreement as amended by this Amendment.
4.Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS ENTERED INTO, MADE WITHIN, AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.
5.Severability. If any term or provision of this Amendment or the application hereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions of this Amendment or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable; provided, that if any such excluded term or provision shall adversely affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.
6.Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile, PDF or other electronic means) and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
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APPENDIX F - AMENDMENT TO THE STOCKHOLDER PROTECTION RIGHTS AGREEMEENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date above written.

JACK IN THE BOX INC.

By:	/s/ Sarah Super
Name: Sarah Super
Title: EVP, Chief Legal & Administrative Officer

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By:	/s/ Patrick Hayes
Name: Patrick Hayes
Title: Manager, Client Management

F-3 JACK IN THE BOX INC. | 2026 PROXY STATEMENT

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your Jack in the Box Inc. common stock at the upcoming Annual Meeting.

YOU CAN ACT TODAY USING ANY OF THE FOLLOWING METHODS:

Submit your proxy by Internet:

Please locate the Control Number printed below on your **WHITE** proxy card and access **www.proxyvote-now.com/jack**. Then, simply follow the easy instructions on the voting site.

Submit your proxy by Telephone:

Please locate the Control Number printed below on your **WHITE** proxy card and call toll-free in the U.S. or Canada at **855-457-3848** on a touch-tone telephone (if outside the U.S. or Canada, call **575-680-2583**). Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below.

CONTROL NUMBER:

You may vote by Internet or telephone 24 hours a day, 7 days a week. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had signed, dated and returned a proxy card.

Submit your proxy by Mail:

If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return the **WHITE** proxy card in the enclosed postage-paid envelope to: Jack in the Box Inc., c/o First Coast Results, Inc. 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095.

▼ TO AUTHORIZE A PROXY TO VOTE BY MAIL PLEASE DETACH WHITE PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDED ▼

X Please mark your vote as indicated in this example

1. Election of Directors

COMPANY NOMINEES

	FOR	AGAINST	ABSTAIN
1a. Guillermo Diaz, Jr.	☐	☐	☐
1b. David Goebel	☐	☐	☐
1c. Mark King	☐	☐	☐
1d. Madeleine Kleiner	☐	☐	☐
1e. Michael Murphy	☐	☐	☐
1f. James Myers	☐	☐	☐
1g. Enrique Ramirez Mena	☐	☐	☐
1h. Alan Smolinisky	☐	☐	☐
1i. Lance Tucker	☐	☐	☐
1j. Vivien Yeung	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5.

COMPANY PROPOSALS:

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof to the extent permitted by Rule 14a-4(c) of the Exchange Act.

Dated: ______________________, 2026

____
Signature

____
Signature (if held jointly)

____
Title(s)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.